As filed with the Securities and Exchange Commission on April 30, 2019
1933 Act File No. [ ]

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

☐Pre-Effective Amendment No.        ☐ Post-Effective Amendment No.
(Check appropriate box or boxes)

Touchstone Variable Series Trust
(Exact Name of Registrant as Specified in Charter)

1-800-543-0407
(Area Code and Telephone Number)

303 Broadway, Suite 1100, Cincinnati, Ohio 45202
(Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

Jill T. McGruder
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(Name and Address of Agent for Service)

Copies to:

Deborah Bielicke Eades, Esq.
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601
(312) 609-7661

Renee M. Hardt, Esq.
Vedder Price P.C.
222 North LaSalle Street
Chicago, Illinois 60601
(312) 609-7616

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective under the Securities Act of 1933, as amended.

Title of Securities Being Registered: Class SC shares of beneficial interest, par value $0.01 per share, of Touchstone Bond Fund and Touchstone Common Stock Fund, each a series of the Registrant, are being registered. No filing fee is due because Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended.

It is proposed that this filing will become effective on May 30, 2019, pursuant to Rule 488 under the Securities Act of 1933.
______________________________________________________________________________________________________

TOUCHSTONE FOCUSED FUND
TOUCHSTONE LARGE CAP CORE EQUITY FUND
TOUCHSTONE ACTIVE BOND FUND

each a series of

TOUCHSTONE VARIABLE SERIES TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407
[ ], 2019
Dear Investor:
We have important information concerning your investment in the Touchstone Focused Fund, Touchstone Large Cap Core Equity Fund, and/or Touchstone Active Bond Fund (each, a “Target Fund” and collectively, the “Target Funds”), each a series of Touchstone Variable Series Trust (the “Trust”). As the owner of a variable annuity contract or variable life insurance policy (“Variable Product”), you are invested in one or more Target Funds through the insurance company that issued your Variable Product. We wish to inform you that the Board of Trustees of the Trust (the “Board”) has approved the reorganization, subject to shareholder approval, of your Target Fund into a corresponding series of the Trust (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”) as set forth below (each, a “Reorganization” and collectively, the “Reorganizations”).

Target Fund	Proposed to be Reorganized into	Acquiring Fund
Touchstone Focused Fund	à	Touchstone Common Stock Fund
Touchstone Large Cap Core Equity Fund	à	Touchstone Common Stock Fund
Touchstone Active Bond Fund	à	Touchstone Bond Fund

The investment advisor to the Target Funds and the Acquiring Funds (collectively, the “Funds”) is Touchstone Advisors, Inc. (“Touchstone Advisors”). Each Target Fund and its corresponding Acquiring Fund have substantially similar investment goals and principal investment strategies. Each Fund, except the Large Cap Core Equity Fund, is sub-advised by Fort Washington Investment Advisors, Inc. (“Fort Washington”), an affiliate of Touchstone Advisors. The Large Cap Core Equity Fund is sub-advised by London Company of Virginia d/b/a The London Company.
The Reorganizations are intended to consolidate multiple Funds with low asset levels and substantially similar investment goals and investment strategies and techniques, and are designed to create operating efficiencies and provide potential economies of scale for the combined Funds.
Pursuant to an Agreement and Plan of Reorganization, each Target Fund will transfer all of its assets and liabilities to the corresponding Acquiring Fund. In each Target Fund’s Reorganization, the insurance company that issued your Variable Product will receive Class SC shares of the corresponding Acquiring Fund that will have a total value equal to the total value of the shares of such Target Fund held by the insurance company in connection with your investment in the Variable Product. The Target Fund will then cease operations and terminate. The Reorganizations are expected to be completed on or about July 12, 2019. The completion of one Reorganization is not contingent upon the completion of any other Reorganization.

The Board of Trustees of the Trust believes that the proposed Reorganizations are in the best interests of the Target Funds and Acquiring Funds and recommends that you vote FOR the Reorganization of your Target Fund.
We have enclosed a Joint Proxy Statement/Prospectus that describes each Reorganization proposal in greater detail, as well as important information about the Acquiring Funds. Please contact Shareholder Services at (800) 543-0407 with any questions.
Sincerely,

Jill T. McGruder
President
Touchstone Variable Series Trust

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QUESTIONS & ANSWERS
We recommend that you read the enclosed Joint Proxy Statement/Prospectus. In addition to the detailed information in the Joint Proxy Statement/Prospectus, the following questions and answers provide an overview of key features of each Reorganization.
Q.    Why are we sending you the Joint Proxy Statement/Prospectus?
A.    On February 12, 2019, the Board approved the Reorganization of each Target Fund into the corresponding Acquiring Fund. As the owner of a variable annuity contract or variable life insurance policy (“Variable Product”) that invests in shares of a Target Fund, you are receiving the enclosed Joint Proxy Statement/Prospectus in connection with a joint special shareholder meeting of the Trust with respect to the Target Funds. At the joint special meeting, shareholders of each Target Fund will be asked to vote on the approval of an Agreement and Plan of Reorganization (the "Plan") providing for the reorganization of their Target Fund into the corresponding Acquiring Fund.
Q.    Why has the Board recommended the Reorganization proposal?
A.    Touchstone Advisors recommended, and the Board approved, the Reorganizations in order to consolidate multiple Funds with low asset levels and substantially similar investment goals and investment strategies and techniques. The Board considered information provided by Touchstone Advisors regarding potential benefits of each Reorganization, including (1) Target Fund shareholders would be able to continue their investment in a Fund with substantially the same investment goals and strategies, (2) the same or lower fees and operating expenses of the Acquiring Fund, (3) the potential for economies of scale and lower fees and expenses as a result of the size of the combined Fund, (4) eliminating redundant products may enhance distribution opportunities, and (5) the similar historical performance record of each Target Fund and corresponding Acquiring Fund. In approving the Reorganizations, the Board recognized that there can be no assurance that any potential benefits of a Reorganization will in fact be realized.
Q.    What will happen to my existing shares?
A.    At the closing of the Reorganization, your Target Fund will transfer all of its assets to the Acquiring Fund in exchange for (i) the Acquiring Fund’s assumption of the liabilities of the Target Fund, as described in the Plan, and (ii) newly issued Class SC shares of the Acquiring Fund having a value equal to the value of the aggregate net assets of the Target Fund transferred to the Acquiring Fund. Immediately after the Reorganization, the insurance company that issued your Variable Product will own shares of the Acquiring Fund that are equal in total value to the shares of the Target Fund that the insurance company held as of the close of business on the date of the Reorganization.
Q.    How do the fees and expenses of the Funds compare?
A.    The advisory fee schedule of the Common Stock Fund has lower rates at every asset level than the advisory fee rates of the Focused Fund and the Large Cap Core Equity Fund. Upon completion of the Active Bond Fund Reorganization, the advisory fee schedule of the Bond Fund will be the same as the advisory fee schedule of the Active Bond Fund.
In addition, the Funds have entered into an expense limitation agreement with Touchstone Advisors. Touchstone Advisors has contractually agreed to waive a portion of its fees and reimburse certain Fund expenses in order to limit annual fund operating expenses for each Fund. The expense limitation for Class SC shares of each Acquiring Fund is the same or lower than the expense limitation for the corresponding Target Fund. The pro forma annual fund operating expenses before contractual fee waivers and expense reimbursements for Class SC shares of the combined Fund after the Reorganization(s) are estimated to be the same or lower than the expenses of the Target Fund based on information for the period 12-month period ended December 31, 2018.
The section titled “Summary—Reorganization—How do the Funds’ fees and expenses compare?” of the Joint Proxy Statement/Prospectus compares the fees and expenses of the Funds in detail and the section titled “The Funds’

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Management—Expense Limitation Agreement” provides additional information regarding the expense limitation agreement.
Q.    How do the Funds’ investment goals and principal investment strategies compare?
A.    Each Target Fund and corresponding Acquiring Fund have substantially similar investment goals and principal investment strategies.
The Focused Fund and the Common Stock Fund each seek to provide investors with capital appreciation. The Focused Fund and Common Stock Fund each invest, under normal market conditions, at least 80% of their assets in equity securities.
The Large Cap Core Equity Fund seeks to provide investors with long-term capital growth and invests, under normal market conditions, at least 80% of its assets in common stocks of large capitalization U.S. listed companies. The Common Stock Fund seeks to provide investors with capital appreciation and invests, under normal market conditions, at least 80% of its assets in equity securities.
The Active Bond Fund and the Bond Fund each seek to provide as high a level of current income as is consistent with the preservation of capital; capital appreciation is a secondary goal. The Active Bond Fund and the Bond Fund each invest, under normal conditions, at least 80% of their assets in bonds.
Q.    Who will manage the Acquiring Funds after the Reorganizations?
A.    Touchstone Advisors serves as the investment advisor to each Fund, with Fort Washington serving as the sub-advisor to each Fund except the Large Cap Core Equity Fund. The Large Cap Core Equity Fund is sub-advised by London Company of Virginia d/b/a The London Company. Touchstone Advisors and Fort Washington will continue to serve as investment advisor and sub-advisor, respectively, to each Acquiring Fund following completion of the Reorganizations. Fort Washington is an affiliate of Touchstone Advisors. For more information please see the sections of the Joint Proxy Statement/Prospectus titled “Summary—Reorganization—Who will be the Advisor, Sub-Advisor, and Portfolio Manager of my Fund after the Reorganization?,” “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”
Q.    What are the primary federal income tax consequences of the Reorganization?
A.    Owners of a Variable Product invested in a Target Fund through the insurance company that issued the Variable Product are not expected to recognize any gain or loss for federal income tax purposes as a direct result of the exchange of the Target Fund shares for shares of the corresponding Acquiring Fund in the Target Fund’s Reorganization. Each Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes.
Prior to the Reorganizations, none of the securities of a Target Fund are expected to be sold in connection with such Target Fund’s Reorganization. To the extent that portfolio investments received by an Acquiring Fund in a Reorganization are sold after the Reorganization, the combined Fund will incur transaction costs related to the purchase and sale of securities and may recognize income and capital gains (after the application of any available capital loss carryforwards), which will be distributed to the shareholders who hold shares of the combined Fund (including former Target Fund shareholders who hold shares of the Acquiring Fund following the Reorganization). Such distribution is not expected to be taxable for federal income tax purposes to owners of a Variable Product.
For more information, please see the sections of the Joint Proxy Statement/Prospectus titled “Summary-Reorganization-What will be the primary federal income tax consequences of the Reorganization?,” “Summary-Reorganization-Will there be any repositioning costs?” and “Information About the Reorganization-Material Federal Income Tax Consequences.”
Q.    Who will pay the costs of the Reorganization?

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A.    Touchstone Advisors will pay the costs of each Reorganization whether or not the Reorganization is completed.
Q.    How do I purchase, exchange and redeem shares after the Reorganizations?
A.    Shares of the Funds cannot be bought or sold directly. Following the Reorganizations, you may invest in the Acquiring Funds through subaccounts available in your Variable Product that invest in the Acquiring Funds. Please see your Variable Product prospectus for additional investment information.
Q.    I am the owner of a Variable Product issued by an insurance company. I am not a shareholder of a Target Fund. Why am I being asked to vote on proposals for Target Fund shareholders?
A.    Shares of beneficial interests of each Target Fund are held by separate accounts of participating insurance companies (each, a “Participating Insurance Company”) that are funded by variable life insurance policies and variable annuity contracts issued by the Participating Insurance Companies. You have previously directed your insurance company to invest money in your Variable Product in subaccounts that invest directly in one or multiple Target Funds. You are not the direct “shareholder” of a Target Fund; rather, the Participating Insurance Company that issued your Variable Product is the shareholder. However, you have the right to instruct the insurance company on how to vote the Target Fund shares that correspond to your investment through the subaccounts in your Variable Product. In accordance with its view of present applicable law, each insurance company will vote its shares in accordance with instructions received from persons having a voting interest in the Variable Product. The enclosed Joint Proxy Statement/Prospectus is being used to solicit voting instructions from you and other owners of Variable Products. All persons entitled to direct the voting of shares of a Target Fund, whether or not they are shareholders, are described as voting for purposes of the Joint Proxy Statement/Prospectus.
Q.    What is the required vote to approve each Reorganization?
A.    Approval of the Reorganization of a Target Fund requires the approval of a majority of the Target Fund’s outstanding shares entitled to vote, with each shareholder having one vote for each dollar of net asset value of Target Fund shares held on the Record Date (and a fractional dollar amount shall be entitled to a proportional fractional vote).
Q.    What will happen if shareholders of the Target Fund do not approve the Reorganization or the transaction is not completed?
A.    If the shareholders of the Target Fund do not approve their Target Fund's Reorganization or other closing conditions are not satisfied or waived, the Reorganization will not be completed and the Board will consider other possible courses of action for the Target Fund, including continuing to operate the Fund as a stand-alone fund or merging the Fund into another Touchstone fund.
Q.     When will the Reorganizations occur?
A.     The Reorganizations are expected to be completed on or about July 12, 2019.
Q.     Who should I contact for more information?
A.    You can contact Shareholder Services at (800) 543-0407 for more information.

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TOUCHSTONE FOCUSED FUND
TOUCHSTONE LARGE CAP CORE EQUITY FUND
TOUCHSTONE ACTIVE BOND FUND
each a series of
TOUCHSTONE VARIABLE SERIES TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407
NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JULY 8, 2019
To the Shareholders:
Notice is hereby given that a joint special meeting of shareholders of Touchstone Focused Fund, Touchstone Large Cap Core Equity Fund, and Touchstone Active Bond Fund (each, a “Target Fund” and collectively, the “Target Funds” ), each a series of Touchstone Variable Series Trust (the “Trust”), will be held at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio, 45202 on July 8, 2019 at 1:00pm, Eastern time, and any adjournment or postponement thereof (the “Special Meeting”). At the Special Meeting, shareholders of each Target Fund will be asked to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) among their Target Fund, the corresponding series of the Trust identified in the table below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and Touchstone Advisors, Inc. (“Touchstone Advisors”) (for limited purposes as set forth in the Plan) providing for (i) the transfer of all the assets of the Target Fund to the corresponding Acquiring Fund in exchange solely for Class SC shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund, as described in the Plan; (ii) the pro rata liquidating distribution to the Target Fund’s shareholders of the shares of the Acquiring Fund; and (iii) the termination of the Target Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

Target Fund	Proposed to be Reorganized into	Acquiring Fund
Touchstone Focused Fund	à	Touchstone Common Stock Fund
Touchstone Large Cap Core Equity Fund	à	Touchstone Common Stock Fund
Touchstone Active Bond Fund	à	Touchstone Bond Fund

The Board of Trustees of the Trust has fixed the close of business on May 10, 2019 as the record date for determination of shareholders entitled to notice of and to vote at the Special Meeting.
Please complete, sign, date and return your proxy card in the postage paid return envelope or otherwise vote promptly regardless of the number of shares owned.
Contract owners who do not expect to attend the Special Meeting are requested to complete, sign, date and return the enclosed proxy card in the enclosed envelope, which needs no postage if mailed in the United States. Shareholders may also vote by telephone or via the Internet. Instructions for the proper execution of the proxy card are set forth immediately following this notice or, with respect to telephone or internet voting, on the proxy card. It is important that you vote promptly.

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INSTRUCTIONS FOR SIGNING PROXY CARDS
The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense in validating your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

3.	All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Every shareholder’s vote is important!
Please complete, sign, date and return your proxy card today!
Your proxy vote is important!

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IMPORTANT INFORMATION FOR OWNERS OF VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES INVESTED IN:
TOUCHSTONE FOCUSED FUND
TOUCHSTONE LARGE CAP CORE EQUITY FUND
TOUCHSTONE ACTIVE BOND FUND
each a series of
TOUCHSTONE VARIABLE SERIES TRUST
This document contains a Joint Proxy Statement/Prospectus and a voting instruction form. You can use your voting instruction form to tell your insurance company how to vote on your behalf on an important issue relating to your investment in one or more of the Funds named above through your variable annuity contract or variable life insurance policy (“Variable Product”). If you complete, sign, date, and return the voting instruction form, your insurance company will vote the shares corresponding to your investment through your Variable Product in accordance with your instructions. In the absence of voting directions on any voting instruction form that is signed and returned, your insurance company will vote the interest represented thereby in favor of the proposal described herein. If you do not return your voting instruction form, your insurance company will vote the shares corresponding to your investment through your Variable Product in the same proportion as shares for which instructions have been received.
We urge you to review the Joint Proxy Statement/Prospectus carefully and fill out your voting instruction form and return it by mail. You may receive more than one voting instruction form. If so, please return each one. Your prompt return of the enclosed voting instruction form may save the necessity and expense of further solicitations.
We want to know how you would like your interests to be represented. Please take a few minutes to read these materials and return your voting instruction form.
Please contact our proxy solicitor, AST Fund Solutions at (800) 207-3156 with any questions.

The information contained in this Joint Proxy Statement/Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Joint Proxy Statement/Prospectus is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION — Dated: APRIL 30, 2019
JOINT PROXY STATEMENT
of
Touchstone Focused Fund
Touchstone Large Cap Core Equity Fund
Touchstone Active Bond Fund
and
JOINT PROSPECTUS
of
Touchstone Common Stock Fund
Touchstone Bond Fund
each a series of
TOUCHSTONE VARIABLE SERIES TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407
[ ], 2019
This Joint Proxy Statement/Prospectus is being furnished to contract owners of variable annuity contracts and variable life insurance policies (“Variable Products”) that invest in one or more of the Touchstone Focused Fund, Touchstone Large Cap Core Equity Fund, and Touchstone Active Bond Fund (each, a “Target Fund” and collectively, the “Target Funds”), each a series of Touchstone Variable Series Trust (the “Trust”).
Shares of the Target Funds are held by variable life insurance policies and variable annuity contracts offered by the separate accounts of participating insurance companies (each, a “Participating Insurance Company”). Each Participating Insurance Company holds its shares of the Target Funds as a depositor of its separate account. The owners (“Contract Owners”) of Variable Products invest in subaccounts of the separate account, each of which invests in a Target Fund. Thus, individual Contract Owners are not the “shareholders” of the Target Funds. Rather, the Participating Insurance Companies and their separate accounts are the shareholders. Each Participating Insurance Company will offer to Contract Owners the opportunity to instruct it as to how it should vote shares in its separate account. A Participating Insurance Company must vote the shares of a Target Fund held in its name as directed by Contract Owners. In the absence of voting directions on any voting instruction form that is signed and returned, the Participating Insurance Company will vote the interest represented thereby in favor of the proposals described herein. If a Participating Insurance Company does not receive voting instructions for all of the shares of a Target Fund held through the Variable Products, it will vote all of the shares in the separate account with respect to the proposal for, against, or abstaining, in the same proportion as the shares of such Target Fund for which it has received instructions from Contract Owners (a practice known as “echo voting”). As a result, a small number of Contract Owners may determine the outcome of the proposals described herein. This Joint Proxy Statement/Prospectus is used to solicit voting instructions from Contract Owners, as well as to solicit proxies from the Participating Insurance Companies that are the actual shareholders of the Target Funds. All persons entitled to direct the voting of shares, whether or not they are shareholders, are referred to as shareholders and described as voting for purposes of this Joint Proxy Statement/Prospectus.
The Board of Trustees of the Trust (the “Board”) has called a joint special meeting of shareholders of each Target Fund to be held at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 42502, on July 8, 2019 at 1p.m.,

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Eastern time, and any adjournment or postponement thereof (the “Special Meeting”). This Joint Proxy Statement/Prospectus and the enclosed proxy are first being sent to shareholders of the Target Funds on or about [ ], 2019.
Shareholders of record of each Target Fund as of the close of business on May 10, 2019 (the “Record Date”) are entitled to notice of and to vote at the Special Meeting. At the Special Meeting, shareholders of each Target Fund will be asked to consider a proposal to approve an Agreement and Plan of Reorganization (the “Plan”) among their Target Fund, the corresponding series of the Trust identified in the table below (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”), and Touchstone Advisors, Inc. (“Touchstone Advisors”) (for limited purposes as set forth in the Plan) providing for (i) the transfer of all the assets of the Target Fund to the corresponding Acquiring Fund in exchange solely for Class SC shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund, as described in the Plan; (ii) the pro rata liquidating distribution to the Target Fund’s shareholders of the shares of the Acquiring Fund; and (iii) the termination of the Target Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

Target Fund	Proposed to be Reorganized into	Acquiring Fund
Touchstone Focused Fund	à	Touchstone Common Stock Fund
Touchstone Large Cap Core Equity Fund	à	Touchstone Common Stock Fund
Touchstone Active Bond Fund	à	Touchstone Bond Fund

In each Reorganization, the Participating Insurance Company that issued your Variable Product will receive Class SC shares of the Acquiring Fund in an amount equal in value to the Target Fund shares held as of the close of business on the date of the Reorganization (although the number of shares and the net asset value per share may be different). The Reorganizations are expected to be completed on or about July 12, 2019.
The Board has approved the proposed Reorganization of each Target Fund and recommends that shareholders of each Target Fund vote FOR the Plan providing for the Reorganization of their Target Fund.
Each Target Fund and each Acquiring Fund is a series of the Trust, a registered open-end investment company (mutual fund). The Target Fund and the Acquiring Fund are sometimes referred to in this Joint Proxy Statement/Prospectus individually as a “Fund” and collectively as the “Funds.”
This Joint Proxy Statement/Prospectus, which you should read carefully and retain for future reference, presents the information that you should know about the Funds and the Reorganizations for purposes of voting on the proposals. This document also serves as a prospectus for the offering and issuance of Class SC shares of the Acquiring Funds to be issued in the Reorganizations. A Statement of Additional Information (“SAI”) dated [ ], 2019 relating to this Joint Proxy Statement/Prospectus and the Reorganizations has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this Joint Proxy Statement/Prospectus (meaning it is legally a part of this Joint Proxy Statement/Prospectus).
Additional information concerning the Funds is contained in the documents described below, all of which have been filed with the SEC. Class SC shares of the Acquiring Funds are currently in the process of being registered with the SEC, and therefore no additional information regarding Class SC shares is incorporated by reference.

Information About each Fund:	How to Obtain this Information:

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Prospectus, only insofar as it relates to the Touchstone Focused Fund, Touchstone Large Cap Core Equity Fund, Touchstone Active Bond Fund, Touchstone Common Stock Fund, and Touchstone Bond Fund dated April 30, 2019, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 33-76566 and 811-8416; Accession No. 0000920547-19-000008).
Statement of Additional Information, only insofar as it relates to the Touchstone Focused Fund, Touchstone Large Cap Core Equity Fund, Touchstone Active Bond Fund, Touchstone Common Stock Fund, and Touchstone Bond Fund dated April 30, 2019, as supplemented through the date of this Joint Proxy Statement/Prospectus (File Nos. 33-76566 and 811-8416).
Annual Report relating to the Touchstone Focused Fund, Touchstone Large Cap Core Equity Fund, Touchstone Active Bond Fund, Touchstone Common Stock Fund, and Touchstone Bond Fund for the fiscal year ended December 31, 2018 (File No. 33-76566; Accession No. 0001144204-19-010473).

Copies are available upon request and without charge if you:

Write to Touchstone Variable Series Trust, P.O. Box 9878, Providence, RI 02940; or

Call (800) 543-0407 toll-free; or

Download a copy from TouchstoneInvestments.com/Resources

You can also obtain copies of any of the above-referenced documents without charge on the EDGAR database on the SEC’s Internet site at http://www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov.
THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS JOINT PROXY STATEMENT/PROSPECTUS IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.
An investment in the Acquiring Funds:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of your original investment

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SUMMARY OF INFORMATION REGARDING THE REORGANIZATIONS
This section summarizes the primary features of the Reorganizations. It may not contain all of the information that is important to you. To understand the Reorganizations, you should read this entire Joint Proxy Statement/Prospectus and the exhibits. This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Joint Proxy Statement/Prospectus, the SAI, and the Plan, a form of which is attached to this Joint Proxy Statement/Prospectus as Exhibit A.
Reorganizations
What are the reasons for the Reorganizations?
Touchstone Advisors recommended each Reorganization in order to consolidate multiple Funds with low asset levels and substantially similar investment goals and investment strategies and techniques. The Reorganizations are designed to create operating efficiencies and provide potential economies of scale for the combined Fund.
At the February 12, 2019 Board meeting, the Board, including those Trustees who are not “interested persons,” as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”), determined that each Reorganization was in the best interests of the applicable Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The Board approved the Reorganizations and recommended that shareholders of each Target Fund approve the Reorganization of their Target Fund at the Special Meeting. The Board of Trustees of the Trust considered the following factors, among others, with respect to each Target Fund and corresponding Acquiring Fund: the investment goals, principal investment strategies, sub-advisors and portfolio managers of the Funds; the historical investment performance record of the Funds; the advice and recommendation of Touchstone Advisors, including its opinion that the Reorganization would be in the best interests of the Funds and that the combined Fund would have a greater opportunity to achieve economies of scale than either Fund operating individually; and the investment advisory fee and other fees paid by the Funds, the expense ratios of the Funds and the contractual limitations on the Funds’ expenses.
In the event that a Reorganization is not completed, the Board will determine what action is in the best interest of the Target Fund, including whether or not to liquidate the Target Fund, continue to operate the Target Fund, or re-solicit shareholders to reorganize the Target Fund.
For more information, please see the section titled “Information About the Reorganization—Reasons for the Reorganization.”
What are the key features of the Reorganizations?
Each Plan sets forth the key features of the corresponding Reorganization. With respect to each Reorganization, the Plan provides for the following:

•
the transfer of all of the assets of the Target Fund to the Acquiring Fund in exchange solely for Class SC shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Target Fund;

•
the pro rata distribution of the Acquiring Fund’s Class SC shares to the Target Fund’s shareholders in complete liquidation of the Target Fund followed by the termination of the Target Fund; and the receipt of an opinion of counsel that the Reorganization qualifies as a tax-free reorganization for federal income tax purposes.

•	The Reorganization is expected to be completed on or about July 12, 2019.
After the Reorganization of my Target Fund, what shares of the corresponding Acquiring Fund will I own?

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Each Fund is a series of the Trust, a registered open-end management investment company (i.e., a mutual fund). As Contract Owners that own units of the subaccount that invests in a Target Fund, you will own units of a subaccount that invests in Class SC shares of the corresponding Acquiring Fund following completion of the Target Fund Reorganization. Acquiring Fund shares received by a Target Fund shareholder in the Reorganization will have the same total value as the aggregate value of the Target Fund shares held by the shareholder as of the close of business of the New York Stock Exchange (“NYSE”) on the closing date of such Target Fund’s Reorganization. We anticipate that your insurance company will ensure that the units you receive as a result of the Reorganization will have the same total value as the units you held, in each case measured as of the close of business of the NYSE on the closing date.
How do the Funds’ investment goals, principal investment strategies, and risks compare?
Each Target Fund and corresponding Acquiring Fund have substantially similar investment goals, principal investment strategies, and risks.
Investment Goals. The Focused Fund and the Common Stock Fund each seek to provide investors with capital appreciation.
The Large Cap Core Equity Fund seeks to provide investors with long-term capital growth and the Common Stock Fund seeks to provide investors with capital appreciation.
The Active Bond Fund and the Bond Fund each seek to provide as high a level of current income as is consistent with the preservation of capital; capital appreciation is a secondary goal.
Principal Investment Strategies. The Focused Fund and Common Stock Fund each invest, under normal market conditions, at least 80% of their net assets in equity securities and each Fund will generally hold 25 to 45 companies.
The Large Cap Core Equity Fund invests, under normal market conditions, at least 80% of its net assets in common stocks of large capitalization U.S. listed companies, and the Common Stock Fund invests, under normal market conditions, at least 80% of its net assets in equity securities. The Large Cap Core Equity Fund will typically hold approximately 30 to 40 securities, and the Common Stock Fund will generally hold 25 to 45 companies.
The Active Bond Fund and the Bond Fund each invest, under normal conditions, at least 80% of their net assets in bonds, including mortgage-related securities, asset-backed securities, government securities, and corporate debt securities. The Funds primarily invest in investment-grade debt securities and also may invest up to 20% of their total assets in foreign-issued debt, including debt securities of emerging market countries.
A more detailed comparison of the Funds’ investment goals, principal investment strategies, and risks is provided below in the section titled “Comparison of Investment Goals, Principal Investment Strategies, and Risks”.
The Funds also have substantially similar fundamental investment limitations, which are set forth in Exhibit B.
How do the Funds’ fees and expenses compare?
Comparative Fee Tables. The tables below allow you to compare the various fees and expenses that you pay if you buy and hold units of a subaccount available in your Variable Product that invests in shares of a Target Fund. Please note that shares of the Target Funds can be purchased only by insurance company separate accounts. You invested indirectly in the Target Funds through a subaccount available in your Variable Product that invests in the Target Funds. The fees and expenses do not reflect the costs of the Variable Product. Expense ratios for each Target Fund reflect annual fund operating expenses for the fiscal year ended December 31, 2018.
The tables below also show the pro forma fees and expenses that you may pay if you buy and hold units of a subaccount available in your Variable Product that invests in Class SC shares of the Acquiring Fund after giving effect to the Reorganization, but actual expenses may be greater or less than those shown. Class SC shares have not commenced operations as of the date of this Joint Proxy Statement/Prospectus. Pro forma fees and expenses are based on the

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operating expenses of the Acquiring Fund for the fiscal year ended December 31, 2018, estimated as if the Reorganization had been completed as of the beginning of the 12-month period ended December 31, 2018, and do not include the costs of the Reorganization which will be borne by Touchstone Advisors, and not the Funds, whether or not the Reorganization is completed.
Reorganization of Focused Fund into Common Stock Fund

	Focused Fund	Common Stock Fund, Class SC—after Focused Fund Reorganization (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.50%
Other Expenses
Shareholder Service Fees	0.20%	0.20%
Other Operating Expenses	0.30%	0.23%
Total Other Expenses	0.50%	0.43%(1)
Total Annual Fund Operating Expenses	1.20%	0.93%

(1)
Other Expenses are estimated based on fees and expenses of the Common Stock Fund and Focused Fund assuming the Reorganization had been completed as of the beginning of the 12-month period ended December 31, 2018. Class SC shares of the Common Stock Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus.

Reorganization of Large Cap Core Equity Fund into Common Stock Fund

	Large Cap Core Equity Fund	Common Stock Fund, Class SC—after Large Cap Core Equity Fund Reorganization (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.50%
Other Expenses
Shareholder Service Fees	0.15%	0.15%
Other Operating Expenses	0.36%	0.22%
Total Other Expenses	0.51%	0.37%(1)
Total Annual Fund Operating Expenses	1.16%	0.87%
Fee Waiver and/or Expense Reimbursement(2)	(0.10)	0.00%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(2)	1.06%	0.87%

(1)
Other Expenses are estimated based on fees and expenses of the Common Stock Fund and Large Cap Core Equity Fund assuming the Reorganization had been completed as of the beginning of the 12-month period ended December 31, 2018. Class SC shares of the Common Stock Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus.

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(2)
Touchstone Advisors and the Trust have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund’s liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.06% of average daily net assets for the shares of the Large Cap Core Equity Fund and Class SC shares of the Common Stock Fund. The expense limitation agreement for the Large Cap Core Equity Fund is effective through April 29, 2020. The expense limitation agreement for Class SC shares of the Common Stock Fund is effective through at least one year from the completion of the Reorganization. The agreement can be terminated by a vote of the Board if it deems the termination to be beneficial to a Fund. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup from a Fund, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the Fund’s annual fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. Touchstone Advisors is not entitled to recoup any amounts waived or reimbursed with respect to a Target Fund following the Reorganization. See the discussion titled “The Funds’ Management—Expense Limitation Agreement” in this Joint Proxy Statement/Prospectus for more information.

Reorganization of Focused Fund and Large Cap Core Equity Fund into Common Stock Fund

	Focused Fund	Large Cap Core Equity Fund	Common Stock Fund, Class SC— after Focused Fund and Large Cap Core Equity Fund Reorganizations (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.65%	0.49%
Other Expenses
Shareholder Service Fees	0.20%	0.15%	0.18%
Other Operating Expenses	0.30%	0.36%	0.22%
Total Other Expenses	0.50%	0.51%	0.40%(1)
Total Annual Fund Operating Expenses	1.20%	1.16%	0.89%
Fee Waiver and/or Expense Reimbursement(3)	0.00%(2)	(0.10)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement(3)	1.20%(2)	1.06%	0.89%

(1)
Other Expenses are estimated based on fees and expenses of the Common Stock Fund, Focused Fund and Large Cap Core Equity Fund assuming the Reorganization had been completed as of the beginning of the 12-month period ended December 31, 2018. Class SC shares of the Common Stock Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus.

(2)
Expenses shown above do not reflect Touchstone Advisor’s recoupment of previously waived and/or reimbursed expenses of the Fund of $7,629 or 0.01% of average daily net assets, and will differ from the net expenses shown in the Fund’s annual report for the fiscal year ended December 31, 2018.

(3)
Touchstone Advisors and the Trust have entered into a contractual expense limitation agreement whereby Touchstone Advisors will waive a portion of its fees or reimburse certain Fund expenses (excluding dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund’s liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business) in order to limit annual Fund operating expenses to 1.21%, 1.06% and 1.06% of average daily net assets for the shares of the Focused Fund, the shares of the Large Cap Core

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Equity Fund, and Class SC shares of the Common Stock Fund, respectively. The expense limitation agreement for the Focused Fund and Large Cap Core Equity Fund is effective through April 29, 2020. The expense limitation agreement for Class SC shares of the Common Stock Fund is effective through at least one year from the completion of the Reorganization. The agreement can be terminated by a vote of the Board if it deems the termination to be beneficial to a Fund. The terms of the contractual expense limitation agreement provide that Touchstone Advisors is entitled to recoup from a Fund, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which the Advisor reduced its compensation or assumed expenses for the Fund. The Fund will make repayments to the Advisor only if such repayment does not cause the Fund’s annual fund operating expenses (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. Touchstone Advisors is not entitled to recoup any amounts waived or reimbursed with respect to a Target Fund following the Reorganization. See the discussion titled “The Funds’ Management—Expense Limitation Agreement” in this Joint Proxy Statement/Prospectus for more information.

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Reorganization of Active Bond Fund into Bond Fund

	Active Bond Fund	Bond Fund, Class SC—after Reorganization (pro forma)
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.40%	0.40%
Other Expenses
Shareholder Service Fees	0.07%	0.07%
Other Operating Expenses	0.37%	0.29%
Total Other Expenses	0.44%	0.36%(1)
Acquired Fund Fees and Expenses (AFFE)	0.01%	0.02%(1)
Total Annual Fund Operating Expenses	0.85%(2)	0.78%

(1)
Other Expenses and Acquired Fund Fees and Expenses are estimated based on fees and expenses of the Bond Fund and Active Bond Fund assuming the Reorganization had been completed as of the beginning of the 12-month period ended December 31, 2018. Class SC shares of the Bond Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus.

(2)
Total Annual Fund Operating Expenses have been restated to reflect Acquired Fund Fees and Expenses and will differ from the ratio of expenses to average net assets that is included in the Fund’s annual report for the fiscal year ended December 31, 2018.

Expense Examples. The examples are intended to help you compare the cost of investing in each Target Fund, corresponding Acquiring Fund, and each Acquiring Fund (pro forma) assuming the Reorganization(s) take place. Fees and charges associated with the separate accounts of insurance companies that purchase shares of the Funds are not reflected in the example below, and if reflected, the overall expenses would be higher. The examples assume that you invest $10,000 for the time periods indicated and redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the operating expenses remain as shown above (assuming capped expenses for the first year of each period, as applicable). Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Reorganization of Focused Fund into Common Stock Fund

	1 Year	3 Years	5 Years	10 Years
Focused Fund	$122	$381	$660	$1,455
Common Stock Fund, Class SC—after Reorganization of Focused Fund (pro forma)	$95	$296	$515	$1,143

Reorganization of Large Cap Core Equity Fund into Common Stock Fund

	1 Year	3 Years	5 Years	10 Years
Large Cap Core Equity Fund	$108	$359	$629	$1,400
Common Stock Fund, Class SC—after Reorganization of Large Cap Core Equity Fund (pro forma)	$89	$278	$482	$1,073

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Reorganization of Focused Fund and Large Cap Core Equity Fund into Common Stock Fund

	1 Year	3 Years	5 Years	10 Years
Focused Fund	$122	$381	$660	$1,455
Large Cap Core Equity Fund	$108	$359	$629	$1,400
Common Stock Fund, Class SC—after Both Reorganizations	$91	$284	$493	$1,096

Reorganization of Active Bond Fund into Bond Fund

	1 Year	3 Years	5 Years	10 Years
Active Bond Fund	$87	$271	$471	$1,049
Bond Fund, Class SC—after Reorganization (pro forma)	$80	$249	$433	$966

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Expense Example, affect the Funds’ performance. The portfolio turnover rate for each Fund as of the fiscal year ended December 31, 2018 is set forth below.

Focused Fund (Target Fund)	Large Cap Core Equity Fund (Target Fund)	Common Stock Fund (Acquiring Fund)	Active Bond Fund (Target Fund)	Bond Fund (Acquiring Fund)
11%	20%	10%	335%	431%

How do the Funds’ performance records compare?
The bar charts and performance tables below illustrate some indication of the risks and volatility of investing in the Funds by showing changes in Fund performance from calendar year to calendar year and by showing how a Fund’s average annual total returns for one year, five years, and ten years (or since inception) compare with the Fund’s benchmark. The performance information shown does not reflect (1) fees that are paid by the Variable Product subaccounts through which shares of the Funds are held, or (2) fees that are paid by the separate accounts through which shares of the Fund are sold. Inclusion of those fees would reduce the total return figures for all periods. A Fund’s past performance does not indicate how the Fund will perform in the future.
On August 31, 2015, the Focused Fund changed its name, investment goal, principal investment strategies and sub-advisor. Consequently, prior period performance may have been different if the Focused Fund had not been managed by the prior sub-advisor using that sub-advisor’s investment strategy.
On December 7, 2015, the Large Cap Core Equity Fund changed its name, investment goal, principal investment strategies and sub-advisor. Consequently, prior period performance may have been different if the Large Cap Core Equity Fund had not been managed by the prior sub-advisor using that sub-advisor’s investment strategy.
Before the Common Stock Fund commenced operations, all of the assets and liabilities of the Sentinel Variable Products Common Stock Fund (the “Predecessor Common Stock Fund”) were transferred to the Common Stock Fund in a tax-free reorganization on October 27, 2017. The Common Stock Fund’s performance information prior to October 27, 2017 is that of the Predecessor Common Stock Fund.

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Before the Bond Fund commenced operations, all of the assets and liabilities of the Sentinel Variable Products Bond Fund (the “Predecessor Bond Fund”) were transferred to the Bond Fund in a tax-free reorganization on October 27, 2017. The Bond Fund’s performance information prior to October 27, 2017 is that of the Predecessor Bond Fund.
Class SC shares of each Acquiring Fund have not commenced operations as of the date of this Joint Proxy Statement/Prospectus and have no performance history. Each Acquiring Fund will be the accounting and performance survivor of the Reorganizations. Class SC shares of each Acquiring Fund would have similar annual returns as those of the Acquiring Fund set forth below because each share class of a Fund is invested in the same portfolio of securities and the annual returns of Class SC shares will differ only to the extent that they do not have the same expenses. Because Class SC shares have higher expenses, performance of Class SC shares will be lower. Updated performance information is available at no cost by visiting TouchstoneInvestments.com or by calling (800) 543-0407.
Reorganization of Focused Fund into Common Stock Fund
Focused Fund
Touchstone Focused Fund - Performance as of December 31
Common Stock Fund
Touchstone Common Stock Fund - Performance as of December 31

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Each Fund’s highest and lowest total return for a quarter during the years shown in its bar chart above are as follows:

Focused Fund (Target Fund)		Common Stock Fund (Acquiring Fund)
Highest	Lowest	Highest	Lowest
Third quarter, 2009	Third quarter, 2011	Second quarter, 2009	Third quarter, 2011
19.82%	(23.23)%	17.21%	(15.07)%

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Average Annual Total Returns
For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Focused Fund	(7.97)%	6.41%	12.70%
Russell 3000® Index (reflects no deductions for fees, expenses or taxes)	(5.24)%	7.91%	13.18%
S&P 500® Index (reflects no deductions for fees, expenses or taxes)	(4.38)%	8.49%	13.12%
Common Stock Fund	(8.05)%	6.56%	12.15%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	13.12%

Reorganization of Large Cap Core Equity Fund into Common Stock Fund
Large Cap Core Equity Fund
Touchstone Large Cap Core Equity Fund - Performance as of December 31
Common Stock Fund
Touchstone Common Stock Fund - Performance as of December 31

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Each Fund’s highest and lowest total return for a quarter during the years shown in its bar chart above are as follows:

Large Cap Core Equity Fund (Target Fund)		Common Stock Fund (Acquiring Fund)
Highest	Lowest	Highest	Lowest
Second quarter, 2009	Third quarter, 2011	Second quarter, 2009	Third quarter, 2011
16.08%	(15.17)%	17.21%	(15.07)%

Average Annual Total Returns
For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Large Cap Core Equity Fund	(6.49)%	6.37%	11.15%
Russell 1000® Index (reflects no deductions for fees, expenses or taxes)	(4.78)%	8.21%	13.28%
Common Stock Fund	(8.05)%	6.56%	12.15%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	(4.38)%	8.49%	13.12%

Reorganization of Active Bond Fund into Bond Fund
Active Bond Fund

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Touchstone Active Bond Fund - Performance as of December 31
Bond Fund
Touchstone Bond Fund - Performance as of December 31

Each Fund’s highest and lowest total return for a quarter during the years shown in its bar chart above are as follows:

Active Bond Fund (Target Fund)		Bond Fund (Target Fund)
Highest	Lowest	Highest	Lowest
Third quarter, 2009	Second quarter, 2013	Second quarter, 2009	Second quarter, 2013
6.34%	(3.19)%	5.93%	(2.78)%

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Average Annual Total Returns
For the periods ended December 31, 2018

	1 Year	5 Years	10 Years
Active Bond Fund	(1.62)%	2.04%	4.33%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	0.01%	2.52%	3.48%
Bond Fund	(1.88)%	1.04%	3.62%
Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deductions for fees, expenses or taxes)	0.01%	2.52%	3.48%

Will I be able to receive distributions the same way?
Yes, after the Reorganization you will be able to receive distributions the same way. Like the Target Funds, each Acquiring Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Fund declares and pays dividends annually to shareholders. Each Fund makes distributions of capital gains, if any, at least annually.
Contract Owners investing in a Fund are not expected to be subject to federal income tax on Fund distributions until the distributions are withdrawn from the Variable Product. For more information, see the section titled “Class SC Shares—Distribution Policy.”
Who will be the Advisor, Sub-Advisor, and Portfolio Manager of my Fund after the Reorganization?
Touchstone Advisors serves as the investment advisor for each Fund. Each Fund’s sub-advisor and portfolio managers are set forth below.

	Sub-Advisor	Portfolio Managers	Investment Experience with the Fund	Primary Title with Sub-Advisor
Focused Fund	Fort Washington	James Wilhelm	Since 2015	Managing Director, Head of Public Equity and Senior Portfolio Manager
Large Cap Core Equity Fund	The London Company	Stephen Goddard, CFA	Since 2015	President, CIO and Lead Portfolio Manager
Common Stock Fund	Fort Washington	James Wilhelm	Since inception in 2017	Managing Director, Head of Public Equities and Senior Portfolio Manager
Active Bond Fund	Fort Washington	Timothy J. Policinski, CFA	Since 2001	Managing Director and Senior Portfolio Manager
		Daniel J. Carter, CFA	Since 2001	Vice President and Senior Portfolio Manager
Bond Fund	Fort Washington	Timothy J. Policinski, CFA	Since 2017	Managing Director and Senior Portfolio Manager
		Daniel J. Carter, CFA	Since 2017	Vice President and Senior Portfolio Manager

For additional information regarding Touchstone Advisors, the sub-advisors, and portfolio managers, please see the section titled “The Funds’ Management—Investment Advisor” and “The Funds’ Management—Sub-Advisors and Portfolio Managers.”

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What will be the primary federal income tax consequences of the Reorganizations?
Each Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. If a Reorganization so qualifies, then generally no gain or loss will be recognized for federal income tax purposes by the applicable Target Fund and Acquiring Fund or their respective shareholders as a direct result of the Reorganization. As a condition to the closing of the Reorganization, the Target Fund and Acquiring Fund will each receive an opinion from the law firm of Vedder Price P.C. that the Reorganization qualifies as a tax-free reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The opinion, however, is not binding on the Internal Revenue Service (the “IRS”) or any court and thus does not preclude the IRS or a court from taking a contrary position. See “Information About the Reorganization—Material Federal Income Tax Consequences” for more information on the material federal income tax consequences of the Reorganization.
Will there be any repositioning costs?
Prior to the Reorganizations, no Target Fund is expected to sell any of its portfolio securities in connection with its Reorganization.
Any sales by the Common Stock Fund of portfolio securities received from the Focused Fund are expected to be de minimis, although the Common Stock Fund will make sales in the ordinary course of its business.
After the Reorganization of the Large Cap Core Equity Fund into the Common Stock Fund, it is estimated that the Common Stock Fund will sell approximately 70% of the Large Cap Core Equity Fund’s investment portfolio as of December 31, 2018. Any capital gains realized as a result of the repositioning are not expected to be taxable for federal income tax purposes to Contract Owners. However, the Common Stock Fund will bear brokerage commissions or other transaction costs in connection with the repositioning. It is estimated that such portfolio repositioning would have resulted in transaction costs of approximately $4,100, or approximately $0.0002 per share, for the Common Stock Fund if such sales occurred on January 1, 2019. These transaction costs represent expenses of the Common Stock Fund that are not subject to the Fund’s expense cap and will be borne by the Common Stock Fund and indirectly borne by its shareholders (including former shareholders of the Large Cap Core Equity Fund, and also former shareholders of the Focused Fund if the Reorganization of the Focused Fund into the Common Stock Fund is also completed).
Any sales by the Bond Fund of portfolio securities received from the Active Bond Fund are expected to be de minimis, although the Bond Fund will make sales in the ordinary course of its business.
COMPARISON OF INVESTMENT GOALS, PRINCIPAL INVESTMENT STRATEGIES
AND RISKS

Each Target Fund and its corresponding Acquiring Fund have substantially similar investment goals, principal investment strategies, and risk factors, which are presented in the tables below. In addition to the investment goals and principal investment strategies described below, each Fund is also subject to certain additional investment policies and limitations, which are described in each Fund’s prospectus and SAI. The cover pages of this Joint Proxy Statement/Prospectus describe how you can obtain copies of these documents. A comparison of the principal risks associated with the Funds’ investment strategies is described below under “Principal Risks.” Each Fund’s investment goal is non-fundamental, and may be changed by the Board without shareholder approval. Shareholders will be notified at least 60 days before any change takes effect.
Investment Goals and Principal Investment Strategies
Reorganization of Focused Fund and Large Cap Core Equity Fund into Common Stock Fund

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	Focused Fund (Target Fund)	Large Cap Core Equity Fund (Target Fund)	Common Stock Fund (Acquiring Fund)
Investment Goal(s)	The Fund seeks to provide investors with capital appreciation.	The Fund seeks to provide investors with long-term capital growth.	The Fund seeks to provide investors with capital appreciation.
Principal Investment Strategy
The Fund invests, under normal market conditions, at least 80% of its assets in equity securities. Equity securities include common stock and preferred stock. These securities may be traded over-the-counter or listed on an exchange. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

The Fund invests, under normal market conditions, at least 80% of its assets in common stocks of large capitalization U.S. listed companies. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

The Fund invests, under normal market conditions, at least 80% of its assets in large capitalization equity securities. Equity securities include common stock and preferred stock. These securities may be listed on an exchange or traded over-the-counter. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

Issuer Size	The Fund may invest in companies of any market capitalization in seeking to achieve its investment goal.
For purposes of the Fund, a large capitalization company has a market capitalization within the range represented in the Russell 1000 ® Index (between $813 million and $851.3 billion as of March 31, 2018) at the time of purchase. The size of the companies in the Russell 1000 ® Index will change with market conditions.
The Fund invests primarily in issuers having a market capitalization, at the time of purchase, above $5 billion.

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	Focused Fund (Target Fund)	Large Cap Core Equity Fund (Target Fund)	Common Stock Fund (Acquiring Fund)
Stock Selection
In selecting securities for the Fund, the Fund’s sub-advisor, Fort Washington Investment Advisors, Inc. (“Fort Washington”), seeks to invest in companies that:
Are trading below its estimate of the companies’ intrinsic value; and
Have a sustainable competitive advantage or a high barrier to entry in place.

The Fund’s sub-advisor, London Company of Virginia d/b/a The London Company (“London Company”) seeks to purchase financially stable large-cap companies that it believes are consistently generating high returns on unleveraged operating capital, run by shareholder-oriented management, and trading at a discount to the company’s respective private market values. Guiding principles of the London Company’s large-cap philosophy include: (1) a focus on cash return on tangible capital, not earnings per share; (2) balance sheet optimization; (3) optimal allocation of investments is essential to good investment results; and (4) low turnover and tax sensitivity enhances real returns. London Company utilizes a bottom-up approach in the security selection process.

In selecting securities for the Fund, the Fund’s sub-advisor, Fort Washington, seeks to invest in companies that:
Are trading below its estimate of the companies’ intrinsic value; and
Have a sustainable competitive advantage or a high barrier to entry in place. The barrier(s) to entry can be created through a cost advantage, economies of scale, high customer loyalty, or a government barrier (e.g., license or subsidy). Fort Washington believes that the strongest barrier to entry is the combination of economies of scale and higher customer loyalty.

Number of Holdings / Residual Cash
The Fund will generally hold 25 to 45 companies with residual cash and equivalents expected to represent less than 10% of the Fund’s net assets. The Fund may, at times, hold fewer securities and a higher percentage of cash and equivalents when, among other reasons, Fort Washington cannot find a sufficient number of securities that meets its purchase requirements.
The Fund will typically hold approximately 30 to 40 securities.
The Fund will generally hold 25 to 45 companies, with residual cash and equivalents expected to represent less than 10% of the Fund’s net assets. The Fund may, at times, hold fewer securities and a higher percentage of cash and equivalents when, among other reasons, Fort Washington cannot find a sufficient number of securities that meets its purchase requirements.

Turnover	—	London Company invests for the long term and attempts to minimize turnover in an effort to reduce transaction costs and taxes.	—
Sector Allocation	The Fund’s investment strategy often involves overweighting the Fund’s position in the industry sectors which Fort Washington believes are the most mis-priced by the market.	—	Although the Fund may invest in any economic sector, at times it may emphasize one or more particular sectors.

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	Focused Fund (Target Fund)	Large Cap Core Equity Fund (Target Fund)	Common Stock Fund (Acquiring Fund)
Non-U.S. Investments	The Fund may invest up to 35% of its assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). The Fund may also invest in securities of issuers located in emerging market countries.	—
The Fund may invest up to 35% of its assets in securities of foreign issuers through the use of ordinary shares or depositary receipts such as American Depositary Receipts (“ADRs”). The Fund may also invest in securities of emerging market countries.

Sell Strategy
The Fund will generally sell a security if the security reaches its estimate of fair value, if a more attractive investment opportunity is available, or if a structural change has taken place and Fort Washington cannot reliably estimate the impact of the change on the business fundamentals.

London Company generally sells a security when: it becomes overvalued and has reached its price target; the issuer’s fundamentals deteriorate; there is significant trading activity by insiders; or there is a more promising alternative. London Company may also sell a security to adjust the Fund’s overall portfolio risk.

The Fund will generally sell a security if it reaches Fort Washington’s estimate of fair value, if a more attractive investment opportunity is available, or if a structural change has taken place and Fort Washington cannot reliably estimate the impact of the change on the business fundamentals.

Diversification	The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.	The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.	The Fund is non-diversified and may invest a significant percentage of its assets in the securities of a single company.

Reorganization of Active Bond Fund into Bond Fund

	Active Bond Fund (Target Fund)	Bond Fund (Acquiring Fund)
Investment Goal(s)	The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.	The Fund seeks to provide as high a level of current income as is consistent with the preservation of capital. Capital appreciation is a secondary goal.
Principal Investment Strategy
Under normal conditions, the Fund invests at least 80% of its assets (including borrowing for investment purposes) in bonds.  Bonds include mortgage-related securities, asset-backed securities, government securities, and corporate debt securities. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

Under normal conditions, the Fund invests at least 80% of its assets (including borrowing for investment purposes) in bonds. Bonds include mortgage-related securities, asset-backed securities, government securities, and corporate debt securities. The Fund’s 80% policy is a non-fundamental investment policy that can be changed by the Fund upon 60 days’ prior notice to shareholders.

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	Active Bond Fund (Target Fund)	Bond Fund (Acquiring Fund)
Securities Selection
In deciding what securities to buy and sell for the Fund, the Fund’s sub-advisor, Fort Washington Investment Advisors, Inc. (“Sub-Advisor”), analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Fund’s portfolio.

In deciding what securities to buy and sell for the Fund, the Fund’s sub-advisor, Fort Washington Investment Advisors, Inc. (“Sub-Advisor”), analyzes the overall investment opportunities and risks in different sectors of the debt securities markets by focusing on maximizing total return while reducing volatility of the Fund’s portfolio.

Credit Quality
In building the Fund’s portfolio, Fort Washington primarily invests in investment-grade debt securities, but may invest up to 30% of its total assets in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.

In building the Fund’s portfolio, Fort Washington primarily invests in investment-grade debt securities, but may invest up to 30% of its total assets in non-investment-grade debt securities rated as low as B by a Nationally Recognized Statistical Rating Organization (“NRSRO”). Non-investment-grade debt securities are often referred to as “junk bonds” and are considered speculative.

Non-U.S. Investments
The Fund may also invest up to 20% of its total assets in foreign-issued debt denominated in either the U.S. dollar or a foreign currency. Foreign-issued debt may include debt securities of emerging market countries.

The Fund may also invest up to 20% of its total assets in foreign-issued debt denominated in either the U.S. dollar or a foreign currency. Foreign-issued debt may include debt securities of emerging market countries.

Derivatives and Other Instruments
In order to implement its investment strategy, the Fund may invest in mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives, including forwards and futures contracts, interest rate and credit default swap agreements, and options. These investments may be used for both gaining and hedging market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with its investment strategies and limitations.

In order to implement its investment strategy, the Fund may invest in mortgage dollar-roll transactions and reverse repurchase agreements, and in derivatives including forwards and futures contracts, interest rate and credit default swap agreements, and options. These investments may be used for both gaining and hedging market exposure, to adjust the Fund’s duration, to manage interest rate risk, and for any other purposes consistent with its investment strategies and limitations.

Active Trading	The Fund may engage in frequent and active trading as part of its principal investment strategy.	The Fund may engage in frequent and active trading as part of its principal investment strategy.
Diversification	The Fund is a diversified management company.	The Fund is a diversified management company.

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Principal Risks
Each Fund’s share price will fluctuate. You could lose money on your investment in the Funds and the Funds could also return less than other investments. Investments in the Funds are not bank guaranteed, are not deposits, and are not insured by the FDIC or any other federal government agency. As with any mutual fund, there is no guarantee that a Fund will achieve its investment goal. You can find more information about the Funds’ investments and risks under the “Principal Investment Strategies and Risks” section of the Funds’ prospectus.
Each Target Fund and corresponding Acquiring Fund have similar, but not identical investment risks, except for Active Bond Fund and Bond Fund, which have identical investment risks. The principal risks applicable to each Fund are identified in the table below. Following the table is a description of the principal risks. The risks summarized below are not intended to provide shareholders with any indication of the Funds’ relative risk/return profiles.

	Focused Fund (Target Fund)	Large Cap Core Equity Fund (Target Fund)	Common Stock Fund (Acquiring Fund)	Active Bond Fund (Target Fund	Bond Fund (Acquiring Fund)
Derivatives Risk				X	X
Forward Currency Exchange Contract Risk				X	X
Futures Contracts Risk				X	X
Leverage Risk				X	X
Options Risk				X	X
Swap Agreement Risk				X	X
Equity Securities Risk	X	X	X
Large-Cap Risk	X	X	X
Mid-Cap Risk	X	X	X
Preferred Stock Risk	X	X	X
Small-Cap Risk	X	X	X
Fixed-Income Risk				X	X
Asset-Backed Securities Risk				X	X
Call Risk				X	X
Credit Risk				X	X
Extension Risk				X	X
Interest Rate Risk				X	X
Investment-Grade Debt Securities Risk				X	X
Mortgage-Backed Securities Risk				X	X
Non-Investment-Grade Debt Securities Risk				X	X
Rating Agency Risk				X	X
U.S. Government Agency Securities Risk				X	X
Foreign Securities Risk	X		X	X	X
Emerging Markets Risk	X		X	X	X

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	Focused Fund (Target Fund)	Large Cap Core Equity Fund (Target Fund)	Common Stock Fund (Acquiring Fund)	Active Bond Fund (Target Fund	Bond Fund (Acquiring Fund)
Depositary Receipts Risk	X		X
Sovereign Debt Risk	X		X	X	X
Management Risk	X	X	X	X	X
Mortgage Dollar Roll Risk				X	X
Non-Diversification Risk	X	X	X
Portfolio Turnover Risk				X	X
Sector/Industry Focus Risk	X	X	X

Derivatives Risk: The use of derivatives may expose the Fund to additional risks that it would not be subject to if it invested directly in the securities underlying those derivatives. Risks associated with derivatives may include the risk that the derivative does not correlate well with the security, index, or currency to which it relates. The Fund may also be exposed to leverage risk, the risk of being unable to sell or close out the derivative due to an illiquid market or the risk that the counterparty may be unwilling or unable to meet its obligations. These additional risks could cause the Fund to experience losses to which it would otherwise not be subject.

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Forward Currency Exchange Contract Risk: A forward foreign currency exchange contract is an agreement to buy or sell a specific currency at a future date and at a price set at the time of the contract. Forward foreign currency exchange contracts may reduce the risk of loss from a change in value of a currency, but they also limit any potential gains and do not protect against fluctuations in the value of the underlying position and are subject to counterparty risk. The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a forward foreign currency contract. Accordingly, a Fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if the sub-advisor’s predictions regarding the movement of foreign currency or securities markets prove inaccurate. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a Fund will have flexibility to rollover a forward foreign currency contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services under the contract.

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Futures Contracts Risk: Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and futures options.

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Leverage Risk: Leverage occurs when a Fund uses derivatives or similar instruments or techniques to gain exposure to investments in an amount that exceeds a Fund’s initial investment. The use of leverage magnifies changes in a Fund’s net asset value and thus results in increased portfolio volatility

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and increased risk of loss. Leverage can also create an interest expense that may lower a Fund’s overall returns. There can be no guarantee that a leveraging strategy will be successful.

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Options Risk: Options trading is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The value of options can be highly volatile, and their use can result in loss if the Sub-Advisor is incorrect in its expectation of price fluctuations. The successful use of options for hedging purposes also depends in part on the ability of the Sub-Advisor to predict future price fluctuations and the degree of correlation between the options and securities markets. When options are purchased over the counter, the Fund bears counterparty risk, which is the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

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Swap Agreement Risk: Swap agreements (“swaps”) are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates. Swaps may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swaps may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap calls for payments by the Fund, the Fund must be prepared to make such payments when due. Additionally, if the counterparty’s creditworthiness declines, the value of a swap may decline. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults, or becomes insolvent, the Fund may not be able to recoup the money it expected to receive under the contract. Finally, a swap can be a form of leverage, which can magnify the Fund’s gains or losses.

Equity Securities Risk: A Fund is subject to the risk that stock prices will fall over short or extended periods of time. Historically, the equity markets have moved in cycles. The value of a Fund’s equity securities may fluctuate from day to day. Individual companies may report poor results or be negatively affected by industry or economic trends and developments. The prices of securities issued by these companies may decline in response to such developments, which could result in a decline in the value of a Fund’s shares. These factors contribute to price volatility, which is the principal risk of investing in a Fund. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of liquidation.

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Large-Cap Risk: A Fund is subject to the risk that stocks of larger companies may underperform relative to those of small- and mid-sized companies. Large-cap companies may be unable to respond quickly to new competitive challenges, such as changes in technology and consumer tastes, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.

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Mid-Cap Risk: A Fund is subject to the risk that medium capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of mid-sized companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Mid-sized companies may have limited product lines or financial resources, and may be dependent upon a particular niche of the market.

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Preferred Stock Risk: Preferred stock represents an equity interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed prior to its maturity, both of which can have a negative impact on the stock’s price when interest rates decline.

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Small-Cap Risk: The Fund is subject to the risk that small capitalization stocks may underperform other types of stocks or the equity markets as a whole. Stocks of smaller companies may be subject to more abrupt or erratic market movements than stocks of larger, more established companies. Small companies may have limited product lines or financial resources, or may be dependent upon a small or inexperienced management group. In addition, small-cap stocks typically are traded in lower volume, and their issuers typically are subject to greater degrees of changes in their earnings and prospects.

Fixed-Income Risk: The market value of fixed-income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of fixed-income securities generally rise and during periods of rising interest rates, the values of those securities generally fall. Normally, the longer the maturity or duration of the fixed-income securities the Fund owns, the more sensitive the value of the Fund’s shares will be to changes in interest rates.

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Asset-Backed Securities Risk: Asset-backed securities are fixed income securities backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the structural features such as subordination or overcollateralization and/or provided through credit enhancements by a third party. Even with a credit enhancement by a third party, there is still risk of loss. There could be inadequate collateral or no collateral for asset-backed securities. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates, and, at times, the financial condition of the issuer. Some asset-backed securities also may receive prepayments that can change the securities’ effective durations.

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Call Risk: During periods of falling interest rates, an issuer may prepay (or “call”) certain debt obligations with high coupon rates prior to maturity. This may cause a Fund’s average weighted maturity to fluctuate, and may require the Fund to invest the resulting proceeds at lower interest rates.

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Credit Risk: The fixed-income securities in the Fund’s portfolio are subject to the possibility that a deterioration, whether sudden or gradual, in the financial condition of an issuer, or a deterioration in general economic conditions, could cause an issuer to fail to make timely payments of principal or interest when due. This may cause the issuer’s securities to decline in value. Credit risk is particularly relevant to those portfolios that invest a significant amount of their assets in non-investment grade (or “junk”) bonds or lower-rated securities.

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Extension Risk: During periods of rising interest rates, certain obligations will be paid off substantially more slowly than originally anticipated and the value of those securities may fall sharply, resulting in a decline to the income of a Fund and potentially in the value of the investment.

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Interest Rate Risk: As interest rates rise, the value of fixed-income securities a Fund owns will likely decrease. The market price of debt securities is generally linked to the prevailing market interest rates. In general, when interest rates rise, the prices of debt securities fall, and when interest rates fall, the prices of debt securities rise. The price volatility of a debt security also depends on its maturity. Longer-term securities are generally more volatile, so the longer the average maturity or duration of these securities, the greater their price risk. Duration is a measure of the expected life, taking into account any prepayment or call features of the security, that is used to determine the price sensitivity of the security for a given change in interest rates. Specifically, duration is the change in the value of a fixed-income security that will result from a 1% change in interest rates, and generally is stated in years. For example, as a general rule a 1% rise in interest rates means a 1% fall in value for every year of duration. Maturity, on the other hand, is the date on which a fixed-income security becomes due for payment of principal. There may be less governmental intervention in the securities markets in the near future. An increase in interest rates could negatively impact a Fund’s net asset value.

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Investment-Grade Debt Securities Risk: Investment-grade debt securities may be downgraded by a NRSRO to below-investment-grade status, which would increase the risk of holding these securities. Investment-grade debt securities rated in the lowest rating category by a NRSRO involve a higher degree of risk than fixed-income securities with higher credit ratings. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and may share certain speculative characteristics with non-investment-grade securities.

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Mortgage-Backed Securities Risk: Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage re-financings, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments that must be reinvested at lower interest rates. Prepayment risk may make it difficult to calculate the average duration of the Fund’s mortgage-backed securities and, therefore, to fully assess the interest rate risk of the Fund. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may adversely affect the value of mortgage-backed securities and could result in losses to the Fund. The risk of such defaults is generally higher in the cases of mortgage pools that include subprime mortgages. Subprime mortgages refer to loans made to borrowers with weakened credit histories or with lower capacity to make timely payments on their mortgages. In addition, mortgage-backed securities may fluctuate in price based on deterioration in the perceived or actual value of the collateral underlying the pool of mortgage loans, typically residential or commercial real estate, which may result in negative amortization or negative equity meaning that the value of the collateral would be worth less than the remaining principal amount owed on the mortgages in the pool.

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Non-Investment-Grade Debt Securities Risk: Non-investment-grade debt securities are sometimes referred to as “junk bonds” and are considered speculative with respect to their issuers’ ability to make payments of interest and principal. There is a high risk that a Fund could suffer a loss from investments in non-investment-grade debt securities caused by the default of an issuer of such securities. Part of the reason for this high risk is that non-investment-grade debt securities are generally unsecured and therefore, in the event of a default or bankruptcy, holders of non-investment-grade debt securities generally will not receive payments until the holders of all other debt have been paid. Non-investment-grade debt securities may also be less liquid than investment-grade debt securities.

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Rating Agency Risk: Ratings represent a NRSRO opinion regarding the quality of the security and are not a guarantee of quality. NRSROs may fail to timely update credit ratings in response to subsequent events. In addition, NRSROs are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

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U.S. Government Agency Securities Risk: Certain U.S. government agency securities are backed by the right of the issuer to borrow from the U.S. Treasury while others are supported only by the credit of the issuer or instrumentality. While the U.S. government is able to provide financial support to U.S. government-sponsored agencies or instrumentalities, no assurance can be given that it will always do so. Such securities are neither issued nor guaranteed by the U.S. Treasury.

Foreign Securities Risk: Investing in foreign securities poses additional risks since political and economic events unique in a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. In addition, investments in foreign securities are generally denominated in foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately

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from, or in response to, events that do not otherwise affect the value of the security in the issuer’s home country. There is a risk that foreign securities may not be subject to accounting standards or governmental supervision comparable to U.S. companies and that less public information about their operations may exist. There is risk associated with the clearance and settlement procedures in non-U.S. markets, which may be unable to keep pace with the volume of securities transactions and may cause delays. Foreign markets may be less liquid and more volatile than U.S. markets and offer less protection to investors. Over-the-counter securities may also be less liquid than exchange-traded securities. Investments in securities of foreign issuers may be subject to foreign withholding and other taxes.

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Emerging Markets Risk: Emerging markets may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than that of issuers in other countries. As a result, there will tend to be an increased risk of price volatility associated with the Fund’s investments in securities of issuers located in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

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Depositary Receipts Risk: Foreign receipts, which include American Depositary Receipts (“ADRs”), Global Depositary Receipts, and European Depositary Receipts, are securities that evidence ownership interests in a security or a pool of securities issued by a foreign issuer. The risks of depositary receipts include many risks associated with investing directly in foreign securities, such as individual country risk and liquidity risk. Unsponsored ADRs, which are issued by a depositary bank without the participation or consent of the issuer, involve additional risks because U.S. reporting requirements do not apply, and the issuing bank will recover shareholder distribution costs from movement of share prices and payment of dividends.

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Sovereign Debt Risk: The actions of foreign governments concerning their respective economies could have an important effect on their ability or willingness to service their sovereign debt. Such actions could have significant effects on market conditions and on the prices of securities and instruments held by a Fund, including the securities and instruments of foreign private issuers. Factors which may influence the ability or willingness of foreign sovereigns to service debt include, but are not limited to: the availability of sufficient foreign exchange on the date payment is due; the relative size of its debt service burden to the economy as a whole; its balance of payments (including export performance) and cash flow situation; its access to international credits and investments; fluctuations in interest and currency rates and reserves; and its government’s policies towards the International Monetary Fund, the World Bank, and other international agencies. If a foreign sovereign defaults on all or a portion of its foreign debt, a Fund may have limited legal recourse against the issuer and/or guarantor. In some cases, remedies must be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the prevailing country which could substantially delay or defeat any recovery.

Management Risk: In managing a Fund’s portfolio, the Advisor may engage one or more sub-advisors to make investment decisions on a portion of or the entire portfolio. There is a risk that the Advisor may be unable to identify and retain sub-advisors who achieve superior investment returns relative to other similar sub-advisors. The value of your investment may decrease if the sub-advisor incorrectly judges the attractiveness, value, or market trends affecting a particular security, issuer, industry, or sector.
Mortgage Dollar Roll Risk: Mortgage “dollar rolls” are transactions in which mortgage-backed securities are sold for delivery in the current month and the seller simultaneously contracts to repurchase substantially similar securities on a specified future date. The difference between the sale price and the purchase price (plus any interest earned on the cash proceeds of the sale) is netted against the interest income foregone on the securities sold to arrive at an implied borrowing rate. Alternatively, the sale and purchase transactions can be executed at the same price, with the Fund being paid a fee as consideration for entering into the commitment to purchase. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund’s right to repurchase the security may be restricted. Other risks involved in entering into mortgage dollar rolls include the risk that the value of the security may change adversely over the term

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of the mortgage dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held.
Non-Diversification Risk: Subject to federal income tax restrictions relating to a Fund’s qualification as a regulated investment company, a non-diversified fund may invest a significant percentage of its assets in the securities of a single company. Because a higher percentage of a Fund’s holdings may be invested in a single company, a Fund may be more sensitive to any single economic, business, political or regulatory occurrence than a diversified fund.
Portfolio Turnover Risk: A Fund may sell its portfolio securities, regardless of the length of time that they have been held, if the sub-advisor determines that it would be in the Fund’s best interest to do so. It may be appropriate to buy or sell portfolio securities due to economic, market, or other factors that are not within the sub-advisor’s control. These transactions will increase a Fund’s “portfolio turnover.” A 100% portfolio turnover rate would occur if all of the securities in the Fund were replaced during a given period. Frequent and active trading may result in greater expenses to the Fund, which may lower the Fund’s performance and may result in the realization of substantial capital gains, including net short-term capital gains, although Contract Owners are not expected to be subject to federal income tax on distributions of capital gains by a Fund. High portfolio turnover may reduce the Fund’s returns.
Sector/Industry Focus Risk: The Fund may invest a high percentage of its assets in specific sectors and/or industries of the market in order to achieve a potentially greater investment return. As a result, the Fund may be more susceptible to economic, political, and regulatory developments in a particular sector or industry of the market, positive or negative, and may experience increased volatility of the Fund’s net asset value with a magnified effect on the total return.
ADDITIONAL INFORMATION ABOUT THE REORGANIZATIONS
Reasons for the Reorganizations
The Reorganizations are intended to consolidate multiple Funds with low asset levels and similar investment goals and investment strategies and techniques. The Reorganizations are designed to create operating efficiencies and provide potential economies of scale for the combined Funds. At a meeting held on February 12, 2019, the Board, including the Independent Trustees, determined that each Reorganization was in the best interests of the Target Fund and the Acquiring Fund and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganization. The Board approved the Reorganizations and recommended that shareholders of each Target Fund approve the Reorganization of their Fund at the Special Meeting.
In evaluating each Reorganization, the Board requested and reviewed, with the assistance of independent legal counsel, materials furnished by Touchstone Advisors, the investment advisor to the Funds. These materials included information regarding the operations and financial conditions of the Funds and the principal terms and conditions of each Reorganization, including that each Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. With respect to each Reorganization, the Board considered the following factors, among others:

•	the degree of similarity between the investment goals and principal investment strategies of the Target Fund and corresponding Acquiring Fund;

•	the existing portfolio management team of the Acquiring Fund is expected, after the Reorganization, to continue to be responsible for the day-to-day management of the Acquiring Fund;

•	the historical investment performance record of the Funds on both an absolute and relative basis;

•	the assets under management of the Target Fund and corresponding Acquiring Fund;

•	the establishment of Class SC shares of the Acquiring Fund following the Reorganization will allow the Target Fund to maintain its existing shareholder servicing arrangements;

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•
the current advisory fee schedules, sub-advisory fees schedules, and contractual expense limitations of the Target Fund and corresponding Acquiring Fund, and the fact that the advisory fee schedule and contractual expense limitation for Class SC shares of the Acquiring Fund following the Reorganization are expected to be less than or equal to current the advisory fee schedules and contractual expense limitations for the corresponding Target Fund;

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the advice and recommendation of Touchstone Advisors, including its opinion that the Reorganization would be in the best interests of the Target Fund and corresponding Acquiring Fund and that the combined Fund would have a greater opportunity to achieve asset level breakpoints in its advisory fee schedule than either Fund operating individually;

•	the anticipated benefits to the Funds, including operating efficiencies, that may be achieved from the Reorganization;

•	that the expenses of the Reorganization would not be borne by the Funds’ shareholders but by Touchstone Advisors, whether or not the Reorganization is completed;

•	the terms and conditions of the Reorganization, including the Acquiring Fund’s assumption of all of the liabilities of the Target Fund;

•
the Target Fund’s contract holders will receive the same aggregate dollar value in shares of the Acquiring Fund as their Target Fund shares, in each case measured as of the close of business on the date of the Reorganization, and the Reorganization will not result in any dilution of their interests;

•	the Reorganization is intended to be a tax-free reorganization for federal income tax purposes; and

•	alternatives available to contract holders of the Target Fund, including the ability to redeem their shares.
During their assessment, the Board met with independent legal counsel regarding the legal issues involved. After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any potential operating efficiencies or other benefits will in fact be realized, the Board concluded that the Reorganizations would be in the best interests of each Fund and the interests of existing shareholders of the Funds would not be diluted as a result of the Reorganizations.
Agreement and Plan of Reorganization
A form of the Plan is set forth in Exhibit A. For each Reorganization, the Plan provides that all of the assets of the Target Fund will be transferred to the Acquiring Fund solely in exchange for Class SC shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund on or about July 12, 2019 or such other date as may be agreed upon by the parties (the “Closing Date”). The completion of one Reorganization is not contingent upon the completion of any other Reorganization.
Prior to the close of business on the Closing Date, each Target Fund will endeavor to discharge all of its known liabilities and obligations. In addition, prior to the close of business on the Closing Date, for tax reasons, each Target Fund will distribute to its shareholders all of the Target Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date, all of the Target Fund’s net tax-exempt income for all taxable periods ending on or before the Closing Date, and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carryforwards and excluding any net capital gain on which the Target Fund paid federal income tax).
The Bank of New York Mellon, the sub-administrator for the Funds, will compute the value of each Target Fund’s portfolio of securities. The method of valuation employed will be consistent with the valuation procedures described

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in the Trust’s declaration of trust and the Funds' prospectus and statement of additional information or such other valuation procedures as shall be mutually agreed upon by the Target Fund and the Acquiring Fund.
As soon after the closing as practicable, the Target Fund will distribute pro rata to its shareholders of record as of the time of such distribution the full and fractional Class SC shares of the Acquiring Fund received by the Target Fund. The liquidation of the Target Fund and distribution of the Acquiring Fund shares will be accomplished by the establishment of accounts in the names of the Target Fund’s shareholders on the Acquiring Fund’s share records of its transfer agent. Each account will receive the respective pro rata number of full and fractional Class SC shares of the Acquiring Fund due a Target Fund shareholder. All issued and outstanding shares of the Target Fund will be canceled. After these distributions and the winding up of its affairs, the Target Fund will be terminated.
Each Reorganization is subject to the satisfaction or waiver of the conditions set forth in the corresponding Plan. Each Plan may be terminated with respect to a Target Fund and the corresponding Acquiring Fund (a) by the mutual agreement of the Target Fund and the Acquiring Fund; or (b) at or prior to the closing by the Trust, on behalf of either Fund (1) because of a breach by any party of any representation, warranty, or agreement contained in the Plan to be performed at or prior to the closing, if not cured within 30 days, or (2) because a condition in the Plan expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
Whether or not a Reorganization is completed, Touchstone Advisors will pay the expenses incurred by the Funds in connection with the Reorganizations other than repositioning costs, if any.
Description of the Securities to be Issued
Shareholders of each Target Fund as of the closing will receive full and fractional Class SC shares of the corresponding Acquiring Fund in accordance with the terms of the Plan. The shares of the Acquiring Fund to be issued in connection with the Reorganization will be duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. Shares of the Acquiring Fund to be issued in the Reorganization will have no preemptive or conversion rights and no share certificates will be issued.
Material Federal Income Tax Consequences
The following discussion summarizes the material U.S. federal income tax consequences of the Reorganizations that are applicable to Contract Owners. It is based on the Code, applicable U.S. Treasury regulations, judicial authority, and administrative rulings, all as of the date of this Joint Proxy Statement/Prospectus and all of which are subject to change, including changes with retroactive effect. The discussion below does not address any state, local, or foreign tax consequences of the Reorganizations. Your tax treatment may vary depending upon your particular situation. You also may be subject to special rules not discussed below if you are a certain kind of Target Fund shareholder, including, but not limited to: an insurance company; a regulated investment company; a real estate investment trust; a tax-exempt organization; qualified retirement plan; individual retirement account; a financial institution or broker-dealer; a person who is neither a citizen nor resident of the United States or an entity that is not organized under the laws of the United States or a political subdivision thereof; a holder of Target Fund shares as part of a hedge, straddle, conversion or other integrated transaction; a person with “applicable financial statements” within the meaning of Section 451(b) of the Code; a person who does not hold Target Fund shares as a capital asset at the time of the Reorganization; or an entity taxable as a partnership for U.S. federal income tax purposes.
Each Reorganization is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a) of the Code. As a condition to the closing of each Reorganization, the Target Fund and the corresponding Acquiring Fund will receive an opinion from the law firm of Vedder Price P.C. substantially to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations, qualifications, and assumptions with respect to the Reorganization, for federal income tax purposes:
(i)    The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed

27

by the pro rata distribution of all the Acquiring Fund shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.
(ii)    No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.
(iii)    No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.
(iv)    No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to the Plan, of all their shares of the Target Fund solely for Acquiring Fund shares.
(v)    The aggregate basis of the Acquiring Fund shares received by each Target Fund shareholder pursuant to the Plan will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.
(vi)    The holding period of the Acquiring Fund shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held by such shareholder, provided such Target Fund shares were held as capital assets at the effective time of the Reorganization.
(vii)     The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the effective time of the Reorganization.
(viii)    The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.
No opinion will be expressed as to (1) the effect of a Reorganization on the Target Fund, the Acquiring Fund or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized under federal income tax principles (i) at the end of a taxable year or on the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code or (2) any other federal tax issues (except those set forth above) and any state, local or foreign tax issues of any kind.
No private ruling will be sought from the IRS with respect to the federal income tax consequences of the Reorganization. Opinions of counsel are not binding upon the IRS or the courts, are not guarantees of the tax results, and do not preclude the IRS from adopting or taking a contrary position, which may be sustained by a court. If the Reorganization is consummated but the IRS or the courts determine that the Reorganization does not qualify as a tax-free reorganization under the Code and, thus, is taxable, the Target Fund would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Target Fund would recognize a taxable gain or loss equal to the difference between its tax basis in its Target Fund shares and the fair market value of the shares of the Acquiring Fund it receives.
Regardless of the federal income tax status of the Reorganizations, the Reorganizations are not expected to be a taxable event for federal income tax purposes for Contract Owners, and any dividends or distributions declared by a Target Fund or an Acquiring Fund in connection with the Reorganizations generally will not be taxable for federal income tax purposes to Contract Owners as long as their Variable Products are treated as life insurance contracts under Section 7702(a) of the Code or annuity contracts under Section 72 of the Code. Contract Owners who choose to redeem

28

or exchange their investments by surrendering their contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty.
If portfolio assets of the Target Fund are sold prior to the Reorganization, the tax impact of such sales will depend on the holding periods of such assets and the difference between the price at which such portfolio assets are sold and the Target Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis (after taking into account any available capital loss carryforwards) will be distributed to the Target Fund’s shareholders as capital gains (to the extent of net long-term capital gain over any net short-term capital loss) or ordinary dividends (to the extent of net short-term capital gain over any net long-term capital loss) during or with respect to the year of sale, although Contract Owners are not expected to be subject to federal income tax on such distributions.
Each Reorganization will cause the tax year of the Target Fund to close. Although it is not expected to affect Contract Owners, after the Reorganization, the Acquiring Fund’s ability to use the Target Fund’s or the Acquiring Fund’s realized and unrealized pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganization not occurred. The effect of these potential limitations will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganization and the amount of unrealized capital gains in the Funds at the time of the Reorganization.
As of December 31, 2018, for federal income tax purposes, the Focused Fund, Large Cap Core Equity Fund and Common Stock Fund did not have any capital loss carryforwards. As of December 31, 2018, for federal income tax purposes, the Active Bond Fund and Bond Fund had capital loss carryforwards of $2,362,180 and $3,738,542, respectively, which are not subject to expiration.
As of December 31, 2018, for federal income tax purposes, the Focused Fund, Large Cap Core Equity Fund, and Active Bond Fund had net unrealized gains (losses) of $6,550,433, $2,626,987, and $(728,351), respectively.
Any gain an Acquiring Fund realizes after its Reorganization, including any built-in gain realized on the sale of its corresponding Target Fund’s assets in connection with the repositioning, if any, of the Acquiring Fund’s portfolio after the Reorganization, will be distributed to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization).
In addition, shareholders of each Target Fund will receive a proportionate share of any taxable income and gains realized by the corresponding Acquiring Fund and not distributed to its shareholders prior to the Reorganization when such income and gains are eventually distributed by the Acquiring Fund. Furthermore, any gain the Acquiring Fund realizes after the Reorganization, including any built-in gain in the portfolio investments of the Target Fund or the Acquiring Fund that was unrealized at the time of the Reorganization, may result in taxable distributions to shareholders holding shares of the Acquiring Fund (including former shareholders of the Target Fund who hold shares of the Acquiring Fund following the Reorganization). As a result, shareholders of the Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. Contract Owners are not expected to be subject to federal income tax on such distributions.
Prior to the Reorganizations, none of the securities of a Target Fund are expected to be sold in connection with the Reorganization of the Target Fund. Any sales by an Acquiring Fund of portfolio securities received from a Target Fund following the Reorganization of the Target Fund are expected to be de minimis, except with respect to the Reorganization of the Large Cap Core Equity Fund into the Common Stock Fund. In connection with that Reorganization, it is estimated that approximately 70% of the Large Cap Core Equity Fund’s investment portfolio as of December 31, 2018 will be sold. Any capital gains realized as a result of the repositioning are not expected to be taxable for federal income tax purposes to Contract Owners. However, the Common Stock Fund will bear brokerage commissions or other transaction costs in connection with the repositioning. It is estimated that such portfolio repositioning would have resulted in transaction costs of approximately $4,100, or approximately $0.0002 per share, for the Common Stock Fund if such sales occurred on January 1, 2019.

29

This discussion does not address any state, local or foreign tax issues and is limited to material federal income tax issues. You are urged and advised to consult your own tax advisors as to the federal, state, local, foreign, and other tax consequences of the Reorganization in light of your individual circumstances, including the applicability and effect of possible changes in any applicable tax laws.
Pro Forma Capitalization
The following table sets forth the net assets, number of shares outstanding, and net asset value (“NAV”) per share, assuming the Reorganization(s) occurred as of December 31, 2018. This information is generally referred to as the “capitalization” of a Fund. The term “pro forma capitalization” means the expected capitalization of the Acquiring Fund as of December 31, 2018 after giving effect to the Reorganization(s) and assuming the Reorganization(s) occurred as of December 31, 2018. These numbers may differ as of the closing date of the Reorganization.
Reorganization of Focused Fund into Common Stock Fund

	Touchstone Focused Fund(1)	Touchstone Common Stock Fund(2)	Pro Forma Adjustments (3)	Pro forma Combined Touchstone Common Stock Fund
Net Assets (all classes)	$51,059,518	$124,796,324	—	$175,855,842
Class I net assets	—	$124,796,324		$124,796,324
Class I shares outstanding	—	17,133,446		17,133,446
Class I net asset value per share	—	$7.28		$7.28
Class SC net assets(4)	$51,059,518	—		$51,059,518
Class SC shares outstanding	3,018,774	—	3,991,252(5)	7,010,026
Class SC net asset value per share	$16.91	—		$7.28

(1)	The Focused Fund does not offer multiple classes of shares.

(2)	Class I shares will not be issued in the Reorganization.

(3)
Touchstone Advisors (and not the Funds) will bear 100% of the Reorganization expenses (which do not include brokerage transaction costs associated with portfolio repositioning, if any) whether or not the Reorganization is completed. As a result, there are no pro forma adjustments to net assets.

(4)	Class SC shares have not commenced operations as of December 31, 2018.

(5)
Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Target Fund’s shareholder accounts based on the relative value of the Focused Fund’s and the Common Stock Fund’s net asset value per share as of December 31, 2018.

Reorganization of Large Cap Core Equity Fund into Common Stock Fund

	Touchstone Large Cap Core Equity Fund(1)	Touchstone Common Stock Fund(2)	Pro Forma Adjustments(3)	Pro forma Combined Touchstone Common Stock Fund
Net Assets (all classes)	$25,810,226	$124,796,324	—	$150,606,550
Class I net assets	—	$124,796,324		$124,796,324
Class I shares outstanding	—	17,133,446		17,133,446

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Class I net asset value per share	—	$7.28		$7.28
Class SC net assets(4)	$25,810,226	—		$25,810,226
Class SC shares outstanding	1,764,679	—	1,778,840(5)	3,543,519
Class SC net asset value per share	$14.63	—		$7.28

(1)	The Large Cap Core Equity Fund does not offer multiple classes of shares.

(2)	Class I shares will not be issued in the Reorganization.

(3)
Touchstone Advisors (and not the Funds) will bear 100% of the Reorganization expenses (which do not include brokerage transaction costs associated with portfolio repositioning, if any) whether or not the Reorganization is completed. As a result, there are no pro forma adjustments to net assets.

(4)	Class SC shares have not commenced operations as of December 31, 2018.

(5)
Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Target Fund’s shareholder accounts based on the relative value of the Large Cap Core Equity Fund’s and the Common Stock Fund’s net asset value per share as of December 31, 2018.

Reorganization of Focused Fund and Large Cap Core Equity Fund into Common Stock Fund

	Touchstone Focused Fund(1)	Touchstone Large Cap Core Equity Fund(1)	Touchstone Common Stock Fund(2)	Pro Forma Adjustments(3)	Pro forma Combined Touchstone Common Stock Fund
Net Assets (all classes)	$51,059,518	$25,810,226	$124,796,324	—	$201,666,068
Class I net assets	—	—	$124,796,324		$124,796,324
Class I shares outstanding	—	—	17,133,446		17,133,446
Class I net asset value per share	—	—	$7.28		$7.28
Class SC net assets(4)	$51,059,518	$25,810,226	—		$76,869,744
Class SC shares outstanding	3,018,774	1,764,679	—	5,770,092(5)	10,553,545
Class SC net asset value per share	$16.91	$14.63	—		$7.28

(1)	The Focused Fund and Large Cap Core Equity Fund do not offer multiple classes of shares.

(2)	Class I shares will not be issued in the Reorganization.

(3)
Touchstone Advisors (and not the Funds) will bear 100% of the Reorganization expenses (which do not include brokerage transaction costs associated with portfolio repositioning, if any) whether or not the Reorganization is completed. As a result, there are no pro forma adjustments to net assets.

(4)	Class SC shares have not commenced operations as of December 31, 2018.

(5)
Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Target Fund’s shareholder accounts based on the relative value of the Focused Fund, Large Cap Core Equity Fund, and Common Stock Fund’s net asset value per share as of December 31, 2018.

Reorganization of Active Bond Fund into Bond Fund

	Touchstone Active Bond Fund(1)	Touchstone Bond Fund(2)	Pro Forma Adjustments(3)	Pro forma Combined Touchstone Bond Fund
Net Assets (all classes)	$55,748,751	$41,808,140	—	$97,556,891

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Class I net assets	—	$41,808,140	—	$41,808,140
Class I shares outstanding	—	4,547,568	—	4,547,568
Class I net asset value per share	—	$9.19		$9.19
Class SC net assets(4)	$55,748,751	—		$55,748,751
Class SC shares outstanding	5,463,060	—	600,860(5)	6,063,920
Class SC net asset value per share	$10.20	—		$9.19

(1)	The Active Bond Fund does not offer multiple classes of shares.

(2)	Class I shares will not be issued in the Reorganization.

(3)
Touchstone Advisors (and not the Funds) will bear 100% of the Reorganization expenses (which do not include brokerage transaction costs associated with portfolio repositioning, if any) whether or not the Reorganization is completed. As a result, there are no pro forma adjustments to net assets.

(4)	Class SC shares have not commenced operations as of December 31, 2018.

(5)
Pro forma shares outstanding have been adjusted for the accumulated change in the number of shares of the Target Fund’s shareholder accounts based on the relative value of the Active Bond Fund’s and the Bond Fund’s net asset value per share as of December 31, 2018.

THE FUNDS’ MANAGEMENT
The Funds have the same investment advisor.
Investment Advisor
Touchstone Advisors, Inc.
303 Broadway, Suite 1100, Cincinnati, Ohio 45202
Touchstone Advisors has been a SEC-registered investment advisor since 1994. As of March 31, 2019, it had approximately $17.5 billion in assets under management.
Touchstone Advisors is responsible for selecting each Fund’s sub-advisor(s), subject to approval by the Board. Touchstone Advisors selects a sub-advisor that has shown good investment performance in its areas of expertise. Touchstone Advisors considers various factors in evaluating a sub-advisor, including:

•	level of knowledge and skill;

•	performance as compared to its peers or benchmark;

•	consistency of performance over 5 years or more;

•	level of compliance with investment rules and strategies;

•	employees;

•	facilities and financial strength; and

•	quality of service.
Touchstone Advisors will also continually monitor each sub-advisor’s performance through various analyses and through in-person, telephone, and written consultations with a sub-advisor. Touchstone Advisors discusses its

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expectations for performance with each sub-advisor and provides evaluations and recommendations to the Board, including whether or not a sub-advisor’s contract should be renewed, modified, or terminated.
The SEC has granted an exemptive order that permits the Trust or Touchstone Advisors, under certain conditions, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval. A Fund must still obtain shareholder approval of any sub-advisory agreement with a sub-advisor affiliated with the Trust or Touchstone Advisors other than by reason of serving as a sub-advisor to one or more Funds. Shareholders of a Fund will be notified of any material changes in the Fund’s sub-advisory arrangements. After the Reorganization, Touchstone Advisors and the Trust will continue to rely on this exemptive order.
Two or more sub-advisors may manage a Fund, with each managing a portion of the Fund’s assets. If a Fund has more than one sub-advisor, Touchstone Advisors allocates how much of a Fund’s assets are managed by each sub-advisor. Touchstone Advisors may change these allocations from time to time, often based upon the results of its evaluations of the sub-advisors.
Touchstone Advisors is also responsible for running all of the operations of the Funds, except those that are subcontracted to a sub-advisor, custodian, transfer agent, sub-administrative agent, or other parties. For its services, Touchstone Advisors is entitled to receive an investment advisory fee from each Fund at an annualized rate based on the average daily net assets of the Fund as set forth below. Each Fund’s advisory fee is accrued daily and paid monthly.

Investment Advisory Fee
Focused Fund	0.70% on the first $100 million of average daily net assets;
0.65% on the next $400 million; and
0.60% on the assets over $500 million
Large Cap Core Equity Fund	0.65% on the first $100 million of average daily net assets;
0.60% on the next $100 million;
0.55% on the next $100 million; and
0.50% on the assets over $300 million
Common Stock Fund	0.50% on the first $200 million of average daily net assets;
0.45% on the next $300 million; and
0.40% on the assets over $500 million
Active Bond Fund	0.40% on the first $300 million of average daily net assets; and
0.35% on the assets over $300 million
Bond Fund	0.40% of net assets*

*
Effective upon the closing of the Reorganization of the Active Bond Fund into the Bond Fund, the advisory fee of the Bond Fund will be 0.40% on the first $300 million of average daily net assets, and 0.35% on average daily net assets over $300 million.

The annual fee rate below is the fee paid to Touchstone Advisors by each Fund for the Fund’s most recent fiscal year end and is net of any advisory fee waivers and/or expense reimbursements, which are discussed in more detail below. Touchstone Advisors, and not the Funds, pays sub-advisory fees to each sub-advisor from its advisory fee.

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Net Annual Investment Advisory Fee as a percentage of average daily net assets
Focused Fund	0.70%
Large Cap Core Equity Fund	0.65%
Common Stock Fund	0.50%
Active Bond Fund	0.40%
Bond Fund*	0.34%*

*
Effective upon the closing of the Reorganization of the Active Bond Fund into the Bond Fund, the advisory fee of the Bond Fund will be 0.40% on the first $300 million of average daily net assets, and 0.35% on average daily net assets over $300 million.

Sub-Advisors and Portfolio Managers
Below is information on each Fund’s Sub-Advisor and portfolio manager(s). The SAI provides additional information about the portfolio managers including the structure of their compensation, other accounts they manage and their ownership of securities in the Funds.
Focused Fund, Common Stock Fund, Active Bond Fund, and Bond Fund
Fort Washington Investment Advisors, Inc., 303 Broadway, Suite 1200, Cincinnati, Ohio 45202
Fort Washington is an SEC registered investment advisor and serves as the sub-advisor to the Focused Fund, Common Stock Fund, Active Bond Fund, and Bond Fund. As the sub-advisor, Fort Washington makes investment decisions for each Fund and also ensures compliance with the Fund’s investment policies and guidelines. As of March 31, 2019, Fort Washington managed approximately $59.2 billion in assets, which includes assets under management by Fort Washington of $55.5 billion and $3.7 billion in commitments managed by Fort Washington Capital Partners Group, a division. Fort Washington is an affiliate of Touchstone Advisors.
Focused Fund and Common Stock Fund
James Wilhelm is the portfolio manager of the Focused Fund and Common Stock Fund. Mr. Wilhelm is Managing Director, Head of Public Equities and Senior Portfolio Manager with Fort Washington. He joined Fort Washington in 2002 and has investment experience dating back to 1993.
Active Bond Fund and Bond Fund
Timothy J. Policinski, CFA is a portfolio manager of the Active Bond Fund and Bond Fund. Mr. Policinski is Managing Director and Senior Portfolio Manager with Fort Washington. He joined Fort Washington in 2001 and has over 20 years of fixed-income management experience.
Daniel J. Carter, CFA, is a portfolio manager of the Active Bond Fund and Bond Fund. Mr. Carter is Vice President and Senior Portfolio Manager with Fort Washington. He joined Fort Washington in 2000. Mr. Carter has managed the Active Bond Fund since September 2001 and the Bond Fund since 2017.
Large Cap Core Equity Fund
London Company of Virginia d/b/a The London Company (“The London Company”), 1800 Bayberry Court, Suite 301, Richmond, Virginia, 23226
The London Company has been an SEC–registered investment advisor since 1994 and serves as sub-advisor to the Touchstone Large Cap Core Equity Fund. As sub-advisor, The London Company makes investment decisions for the

34

Fund and also ensures compliance with the Fund’s investment policies and guidelines. The London Company was founded in 1994 and is majority employee owned. Stephen Goddard may be deemed to be a control person of The London Company through his ownership in TLC Holdings LLC, which owns approximately 75% of The London Company. As of March 31, 2019, The London Company had approximately $9.2 billion in assets under management.
Stephen Goddard, CFA, President, Chief Investment Officer and Lead Portfolio Manager, founded The London Company in 1994 and is primarily responsible for the management of the Fund. Previously, he held Senior Portfolio Management positions at CFB Advisory and Flippin, Bruce & Porter. He has over 25 years of investment experience.
Advisory and Sub-Advisory Agreement Approval
A discussion of the basis for the Board’s approval of (i) the advisory agreement between the Trust, on behalf of each Fund, and Touchstone Advisors, (ii) the basis for the Board’s approval of the sub-advisory agreement between Touchstone Advisors and Fort Washington, with respect to the Focused Fund, Common Stock Fund, Active Bond Fund, and Bond Fund, and (iii) the basis for the Board’s approval of the sub-advisory agreement between Touchstone Advisors and The London Company, with respect to the Large Cap Core Equity Fund, is included in the Funds’ Annual Report for the fiscal year ended December 31, 2018.
Expense Limitation Agreement
Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure that each Fund’s total annual operating expenses (excluding dividend and interest expenses relating to short sales, interest, taxes, brokerage commissions and other transaction costs; portfolio transaction and investment related expenses, including expenses associated with the Fund’s liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business (collectively, “Excluded Expenses”)) do not exceed the contractual expense limits set forth below. The Funds bear the costs of Excluded Expenses. The contractual expense limits set forth below have been adjusted for each class of each Fund to include the effect of Rule 12b-1 fees, shareholder servicing fees, and other anticipated class specific expenses, if applicable. Fee waivers and expense reimbursements are calculated and applied monthly, based on each Fund’s average net assets during such month. The terms of Touchstone Advisors’ expense limitation agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or reimbursed expenses for a Fund. A Fund will make repayments to the Advisor only to the extent that such repayment does not cause the Fund’s total annual operating expenses, less Excluded Expenses, to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation. Fees waived and expenses reimbursed by Touchstone Advisors, with respect to a Target Fund, prior to the closing of the Reorganization may not be recouped by Touchstone Advisors following the closing of the Reorganization.

Fund	Expense Limit	Effective Through
Focused Fund	1.21%	April 29, 2020

Large Cap Core Equity Fund	1.06%	April 29, 2020

Common Stock Fund, Class SC	1.06%	One year from the completion of the Reorganization(s)

Active Bond Fund	0.97%	April 29, 2020

Bond Fund, Class SC	0.97%	One year from the completion of the Reorganization

Other Service Providers

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The Funds currently have the same service providers. Upon completion of the Reorganization, the Acquiring Fund will continue to engage its existing service providers, as set forth in the chart below.

Service Providers
Principal Underwriter	Touchstone Securities, Inc.
Administrator	Touchstone Advisors, Inc.
Sub-Administrator	The Bank of New York Mellon
Transfer Agent	BNY Mellon Investment Servicing (US) Inc.
Custodian	Brown Brothers Harriman & Co.
Independent Registered Public Accounting Firm	Ernst & Young LLP

CLASS SC SHARES
Each Acquiring Fund is offering Class SC shares pursuant to this Joint Proxy Statement/Prospectus and the SAI. The offering price of Class SC shares of each Acquiring Fund is equal to its net asset value (“NAV”). Class SC shares do not have sales charges or distribution fees (12b-1 fees). Class SC shares have a shareholder service fee of up to 0.25% of average daily net assets, and which is discussed further under “Distribution and Shareholder Servicing Arrangements”. Class SC shares have not commenced operations as of the date of this Joint Proxy Statement/Prospectus.
Buying and Selling Fund Shares
You cannot buy shares of the Acquiring Funds directly. Shares of the Funds can be purchased by the insurance company that issued your Variable Product. After the Reorganizations, you can invest indirectly in the Acquiring Funds through subaccounts available in your Variable Product that invest in the Acquiring Funds. You should read an Acquiring Fund’s prospectus and the prospectus of the Variable Product carefully before you choose your investment options. The Funds reserve the right to reject any purchase order. Please see your variable contract prospectus for additional investment information.
To meet various obligations under the [contracts], the Participating Insurance Companies may sell Acquiring Fund shares to generate cash. For example, an insurance company may sell Acquiring Fund shares and use the proceeds to pay a Contract Owner who requested a partial withdrawal or who surrendered a contract. Proceeds from the sale are usually sent to the separate account on the next business day. The Acquiring Funds may suspend sales of shares or postpone payment dates when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as otherwise permitted by the SEC.
Redemption in-Kind. Under unusual circumstances, when the Board deems it appropriate, an Acquiring Fund may make payment for shares redeemed in portfolio securities of the Acquiring Fund taken at current value. Shareholders may incur transaction and brokerage costs when they sell these portfolio securities. Until such time as the shareholder sells the securities they receive in kind, the securities are subject to market risk. Redemptions in-kind are taxable to shareholders for federal income tax purposes in the same manner as redemptions for cash.
Pricing of Acquiring Fund Shares
Each Acquiring Fund’s share price, also called net asset value, and public offering price (NAV) is determined as of the close of regular trading (normally 4:00 p.m. Eastern time) every day the NYSE is open. Each Acquiring Fund calculates its NAV per share for each class, generally using market prices, by dividing the total value of the net assets of the share class by the number of outstanding shares of that class.
The Acquiring Funds’ equity investments are valued based on market value or, if no market value is available, based on fair value as determined by the Board (or under its direction). The Funds may use pricing services to determine market value for investments. Some specific pricing strategies follow:

•	All short-term dollar-denominated investments that mature in 60 days or less may be valued on the basis of amortized cost, which the Board has determined as fair value.

•	Securities mainly traded on a U.S. exchange are valued at the last sale price on that exchange or, if no sales occurred during the day, at the last quoted bid price.
Any foreign securities held by an Acquiring Fund will be priced as follows:

•	All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values.

•
Securities mainly traded on a non-U.S. exchange are generally valued according to the preceding closing values on that exchange. However, if an event that may change the value of a security occurs after the time that the closing value on the non-U.S. exchange was determined, but before the close of regular trading on the NYSE, the security may be priced based on fair value. This may cause the value of the security on the books of the Acquiring Fund to be significantly different from the closing value on the non-U.S. exchange and may affect the calculation of the NAV.

•
Because portfolio securities that are primarily listed on a non-U.S. exchange may trade on weekends or other days when the Acquiring Fund does not price its shares, the Acquiring Fund’s NAV may change on days when shareholders will not be able to buy or sell shares.

Securities held by an Acquiring Fund that do not have readily available market quotations are priced at their fair value using procedures approved by the Board. Any debt securities held by an Acquiring Fund for which market quotations are not readily available are generally priced at their most recent bid prices as obtained from one or more of the major market makers for such securities. The Acquiring Funds may use fair value pricing under the following circumstances, among others:

•	If the value of a security has been materially affected by events occurring before the Acquiring Fund’s pricing time but after the close of the primary markets on which the security is traded.

•	If a security is so thinly traded that reliable market quotations are unavailable due to infrequent trading.

•
If the exchange on which a portfolio security is principally traded closes early or if trading in a particular portfolio security was halted during the day and did not resume prior to the Acquiring Fund’s NAV calculation.

•	If the validity of market quotations is otherwise deemed to not be reliable.
The use of fair value pricing has the effect of valuing a security based upon the price an Acquiring Fund might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. The Acquiring Funds have established fair value policies and procedures that delegate fair value responsibilities to Touchstone Advisors. These policies and procedures outline the fair value method for Touchstone Advisors. Touchstone Advisors’ determination of a security’s fair value price often involves the consideration of a number of subjective factors established by the Board, and is therefore subject to the unavoidable risk that the value that the Acquiring Fund assigns to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. With respect to any portion of an Acquiring Fund’s assets that is invested in other mutual funds, that portion of the Acquiring Fund’s NAV is calculated based on the NAV of that mutual fund. The prospectus for the other mutual fund explains the circumstances and effects of fair value pricing for that fund.
Market Timing Policy
Shares of the Acquiring Funds are held by insurance companies who make the Acquiring Funds available to investors through subaccounts. These subaccounts are available to investors through a Variable Product issued by the insurance company. As a result, market timing or excessive trading in accounts that an investor owns or controls may disrupt portfolio investment strategies, may increase brokerage and administrative costs, and may negatively impact investment

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returns for all investors, including long-term investors who do not generate these costs. The Acquiring Funds will take reasonable steps to discourage excessive short-term trading and will not knowingly accommodate frequent purchases and redemptions of Acquiring Fund shares by investors. The Board has adopted the following policies and procedures with respect to market timing of the Acquiring Funds by investors.
The Acquiring Funds will monitor selected trades on a daily basis in an effort to deter excessive short-term trading. If an Acquiring Fund has reason to believe that an investor has engaged in excessive short-term trading, the Acquiring Fund may ask the insurance companies to stop such activities or restrict or refuse to process purchases or exchanges in the investor’s accounts. While the Acquiring Funds cannot assure the prevention of all excessive trading and market timing, by making these judgments the Acquiring Fund believes it is acting in a manner that is in the best interests of its investors. However, because the Acquiring Funds cannot prevent all market timing, investors may be subject to the risks described above.
The Trust expects the insurance company separate accounts that invest in the Acquiring Funds to have in place policies and procedures reasonably designed to deter market timing in the separate accounts by contract or policy holders. Separate accounts often establish omnibus accounts in the Acquiring Funds for their contract or policy holders through which transactions are placed. In accordance with Rule 22c-2 under the 1940 Act, the Acquiring Funds have entered into information sharing agreements with the insurance companies that use the Acquiring Funds as underlying investment vehicles for their separate accounts. Under these agreements, an insurance company is obligated to: (1) adopt and enforce during the term of the agreement, a market timing policy, the terms of which are acceptable to the Acquiring Funds; (2) furnish the Acquiring Funds, upon their request, with information regarding contract or policy holder trading activities in shares of the Acquiring Funds; and (3) enforce its market-timing policy with respect to contract or policy holders identified by the Funds as having engaged in market timing. When information regarding transactions in the Acquiring Funds’ shares is requested by a fund and such information is in the possession of a person that is itself a financial intermediary to an insurance company (an “indirect intermediary”), any insurance company with whom the Acquiring Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Acquiring Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Acquiring Funds on behalf of contract or policy holders or any other persons.
Investors in the Acquiring Funds should be aware that the right of an owner of a Variable Product to transfer among subaccounts is governed by a contract between the insurance company and the owner. Many of these contracts do not limit the number of transfers that a Contract Owner may make among the subaccounts investing in the Acquiring Funds. The terms of these contracts, the presence of financial intermediaries (including the insurance companies) between the Acquiring Funds and the Contract Owners and other factors such as state insurance laws may limit an Acquiring Fund’s ability to deter market timing. Multiple tiers of such financial intermediaries may further compound the Acquiring Funds’ difficulty in deterring such market timing activities.
The Acquiring Funds apply these policies and procedures uniformly to all investors believed to be engaged in market timing or excessive trading. The Acquiring Funds have no arrangements to permit any investor to trade frequently in shares of the Acquiring Funds, nor will they enter into any such arrangements in the future.
Distribution Policy
Each Acquiring Fund intends to qualify to be treated as a regulated investment company under the Code. To qualify as a regulated investment company, each Acquiring Fund must, among other things, distribute at least 90% of its net taxable and net tax exempt income and diversify its holdings as required by the Code. While so qualified, so long as an Acquiring Fund distributes all of its investment company taxable income (determined without regard to the deduction for dividends paid) and net tax-exempt income and any realized net capital gains to its shareholders of record, it is expected that the Acquiring Fund will not be required to pay any federal income taxes on the amounts distributed to its shareholders of record.
Each Fund intends to distribute to its shareholders substantially all of its income and capital gains. Each Acquiring Fund will declare dividends, if any, annually to shareholders. Each Fund intends to make distributions of capital gains, if any, at least annually. If you own shares on a Fund’s distribution record date, you will be entitled to receive the

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distribution. For more information about dividends and other distributions in connection with any investment in a variable annuity contract or variable life policy, see the prospectus for your Variable Product.
Federal Income Tax Information
The federal income tax information in this Joint Proxy Statement/Prospectus is provided only for general information purposes for U.S. taxpayers and should not be considered as tax advice or relied on by a shareholder or prospective investors.
Shares of the Acquiring Funds must be purchased through separate accounts used to fund Variable Products. As a result, it is anticipated that any income dividends or capital gains distributed by the Acquiring Funds will not be subject to current taxation by Contract Holders if left to accumulate within a separate account. Withdrawals from such contracts may be subject to ordinary income tax plus a 10% penalty tax if made before age 59 1/2. For more information about the tax consequences of an investment in a variable annuity contract or variable life policy, see the prospectus for your Variable Product.
This section is only a summary of some important federal income tax considerations that may affect your investment in an Acquiring Fund. You are urged and advised to consult your own tax advisors regarding the effects of an investment in a Variable Product that invests in an Acquiring Fund in light of your own tax situation, including possible foreign, state or local taxes.
DISTRIBUTION AND SHAREHOLDER SERVICING ARRANGEMENTS
Shareholder Servicing Plan. The Trust has adopted a shareholder services plan (the “Plan”) with respect to Class SC shares of the Acquiring Funds, providing that the Trust may obtain the services of Touchstone Advisors and other qualified financial intermediaries to act as shareholder servicing agents for their customers. Under the Plan, the Trust (or the Trust’s agents) may enter into agreements pursuant to which the shareholder servicing agent performs certain shareholder services not otherwise provided by the transfer agent. For these services, Class SC shares of the Acquiring Funds pay the shareholder servicing agent a fee of up to 0.25% of the average daily net assets attributable to the Class SC shares owned by investors for which the shareholder servicing agent maintains a servicing relationship.
The Trust may use payments under this aspect of the Plan to provide or enter into agreements with organizations (“Service Providers”) who will provide one or more of the following shareholder services to Class SC shareholders: (i) establishing and maintaining customer accounts and records; (ii) aggregating and processing purchase and redemption requests from customers and placing net purchase and redemption orders with the Distributor; (iii) automatically investing customer account cash balances; (iv) providing periodic statements to their customers; (v) arranging for bank wires; (vi) answering routine customer inquiries concerning their investments in the shares offered in connection with this Plan and related distribution agreement; (vii) assisting customers in changing dividend options, account designations and addresses; (viii) performing sub-accounting functions; (ix) processing dividend payments from the Fund on behalf of customers; (x) forwarding certain shareholder communications from the Fund (such as proxies, shareholder reports and dividend, distribution and tax notices) to customers; and (xi) providing such other similar services as may be reasonably requested to the extent they are permitted to do so under applicable statutes, rules and regulations. Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment.
Additional Compensation to Financial Intermediaries. Touchstone Securities (and related companies), the Trust’s principal underwriter, at its own expense (from a designated percentage of its income) may pay broker/dealers or other financial intermediaries (such as banks and insurance companies, or their related companies) for the sale and retention of variable contracts that offer Fund shares and/or for other services. These payments may create a conflict of interest for a financial intermediary, or may be a factor in the insurance company’s decision to include a Fund as an investment option in its variable contract. For more information, ask your financial advisor, visit your financial intermediary’s website, or consult your Variable Product’s prospectus or the Funds’ prospectus.
INFORMATION ON SHAREHOLDERS’ RIGHTS

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The Target Funds and Acquiring Funds are each series of the Trust. The following is a summary of certain important provisions of the governing instruments and governing laws applicable to the Trust, but is not a complete description. Further information about the Trust’s governance structure is contained in the Funds’ SAI and the Trust’s governing documents, which are on file with the SEC.
Organization and Governing Law. Each Fund is governed by the Trust’s Declaration of Trust (the “Declaration”) and the Trust’s By-Laws, both as amended, restated, or supplemented from time to time (the “Governing Instruments”). Each Fund and its business and affairs are managed under the supervision of the Board. The Target Funds and the Acquiring Funds are each a series of the Trust, a Massachusetts business trust. The Funds are also subject to applicable federal law.
Shares. When issued and paid for in accordance with their prospectus, shares of the Funds are fully paid and non-assessable, having no preemptive or subscription rights and are freely transferable. Each share of a Fund represents an equal interest in such Fund, although the fees and expenses relating to each class may vary. Shares of each Fund are entitled to receive their pro rata share of distributions of income and capital gains, if any, made with respect to that Fund as are declared by the Board, although such distributions may vary in amount among the classes of a Fund to reflect class-specific expenses.
Series and Classes. The Declaration gives broad authority to the Trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The series and classes do not have conversion rights, except as the Trustees may determine.
Liquidation. In any liquidation of a Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of the Fund, after satisfaction of all outstanding liabilities and expenses of the Fund. The Trustees may liquidate a series by a majority vote without shareholder approval.
Shareholder Meetings and Rights of Shareholders to Call a Meeting. The Funds are not required to hold annual shareholder meetings under Massachusetts law or the Governing Instruments. A meeting of shareholders may be called at any time by a majority of the Board or by shareholders holding not less than 10% of the voting power of the shares.
Notice of Meetings. Notice of meetings of shareholders, stating the time, place and purposes of the meeting shall be mailed or sent at least 10 days and not more than 90 days before the date for the meeting.
Record Date for Meetings. The Board may fix a date not more than 90 days prior to the date of any meeting of shareholders for purposes of determining the shareholders entitled to notice of and to vote at the meeting.
Submission of Shareholder Proposals. The Trust does not have provisions in its Governing Instruments requiring that a shareholder provide notice to the Funds in advance of a shareholder meeting to enable the shareholder to present a proposal at such meeting, although the federal securities laws, which apply to the Funds, require that certain conditions be met to present any proposals at shareholder meetings. The Trust’s By-Laws provide that the Trustees or officers of the Trust may determine, in their sole discretion, whether or not a shareholder proposal should be presented at any meeting of the Trust and only business stated in the notice of meeting shall be considered at the meeting.
Quorum. A quorum will exist if shareholders holding in the aggregate shares representing 30% of the voting power of the outstanding shares entitled to vote are present at the meeting in person or by proxy, except when a larger quorum is required by applicable law or the Governing Instruments.
Number of Votes. Each shareholder is entitled to one vote for each dollar of net asset value (number of shares owned times net asset value per share) and a fractional dollar amount shall be entitled to a proportional fractional vote. There shall be no cumulative voting on the election of Trustees.
Right to Vote. Shareholders of each Fund have the right to vote on certain matters affecting the Fund or a particular share class thereof pursuant to the Governing Instruments, Massachusetts law, and the 1940 Act. A majority of the

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shares voted, at a meeting at which a quorum is present, shall decide any questions, except when a different vote is required or permitted by any provision of the 1940 Act or other applicable law or by the Governing Instruments. The following summarizes the matters on which Fund shareholders have a right to vote and the minimum shareholder vote required to approve the matter.

•
Amendment of Governing Instruments. The Trustees have the right to amend the Declaration and the Trust’s By-Laws. Shareholders have the right to vote on any amendment to the Declaration that would affect their voting rights granted under the Declaration and on any other amendment as may be required by law or by the Trust’s registration statement or otherwise submitted by the Trustees. Any such amendment requires the “vote of a majority of the outstanding shares” entitled to vote.

•
Mergers and Reorganizations. The Trust or any series may be merged or consolidated with any other corporation, trust or other entity by the “vote of a majority of the outstanding shares” entitled to vote, provided that no vote of shareholders is needed for a merger or consolidation where the acquiring fund is not an operating entity.

The 1940 Act provides that shareholders of each Fund have the power to vote with respect to certain matters: specifically, for the election of Trustees, the selection of auditors (under certain circumstances), approval of investment advisory agreements and plans of distribution (under certain circumstances), and amendments to fundamental policies, objectives, or restrictions. Where referenced below, the phrase “vote of a majority of the outstanding shares” means the vote required by the 1940 Act, which is the lesser of (a) 67% or more of the shares present at the meeting, if the holders of more than 50% of the outstanding shares entitled to vote are present or represented by proxy; or (b) more than 50% of the outstanding shares entitled to vote.

•
Election and Removal of Trustees. The shareholders of the Funds are entitled to vote for the election and the removal of Trustees. When a quorum is present at any meeting, the Trustees are elected by shares representing a plurality of the voting power of the shares voting (i.e., the nominees receiving the greatest number of votes are elected). Any trustee may be removed with or without cause by two-thirds of the Trustees or by a vote of two-thirds of the outstanding shares of the Trust.

Personal Liability of Trustees, Officers and Shareholders. A trustee shall be liable for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee, and for nothing else, and shall not be liable for errors of judgment or mistakes of fact or law. Subject to the foregoing, the Trustees shall not be responsible or liable in any event for any neglect or wrongdoing of any officer, agent, employee, consultant, adviser, administrator, distributor or principal underwriter, custodian or transfer, dividend disbursing, shareholder servicing or accounting agent of the Trust, nor shall any trustee be responsible for the act or omission of any other trustee.
All persons extending credit to, contracting with or having any claim against the Trust shall look only to the assets of the Trust for payment under such credit, contract or claim; and neither the shareholders nor the Trustees, nor any of the Trust’s officers, employees or agents, whether past, present or future, shall be personally liable therefor.
Indemnification. The Trustees and officers shall be indemnified by the Trust to the fullest extent permitted by law, against all liabilities and expenses reasonably incurred by such Trustee or officer in connection with any claim, action, suit, or proceeding in which such person is made a party or otherwise by virtue of being or having held such position with the Trust and against amounts paid or incurred by that individual in settlement thereof, except against any liability to the trust or the shareholders by reason of a final adjudication by the court or other body that the person engaged in willful misfeasance, bad faith, reckless disregard or gross negligence of the duties involved in the conduct of such person, or with respect to any matter as to which the trustee or officer shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual’s action was in the best interest of the Trust. Such rights to indemnification are not exclusive and do not affect any other rights the Trustee or officer may have, by contract or otherwise by law, including under any liability insurance policy.

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Rights of Inspection. The records of the Trust shall be open to inspection by shareholders to the same extent as is permitted stockholders of a Massachusetts business corporation under the Massachusetts Business Corporation Law.
Appraisal Rights. Shares do not entitle the holder to appraisal rights, except as the Trustees may determine with respect to any series or class of shares.
VOTING INFORMATION CONCERNING THE SPECIAL MEETING
Solicitation of Proxies. The purpose of the Special Meeting is set forth in the accompanying Notice. Proxies are being solicited by the Board on behalf of each Target Fund. The proxies will be voted at the Special Meeting of shareholders of the Target Funds. The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Touchstone Advisors regardless of whether the Plan is approved by shareholders of the applicable Target Fund or the Reorganization is completed.
The Target Funds have engaged the services of AST Fund Solutions (“Solicitor”) to assist in the solicitation of proxies for the Special Meeting. Solicitor’s fees and the cost of printing and mailing proxy materials are expected to be approximately $9,500. Proxies are expected to be solicited principally by mail, but the Target Funds or Solicitor may also solicit proxies by telephone, through the Internet or otherwise. Any telephonic solicitations will follow procedures reasonably designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder’s instructions, and confirming to the shareholders after the fact. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke, or otherwise change their voting instructions as shareholders submitting proxies in written form. Touchstone Advisors may reimburse custodians, nominees, and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons. Although Solicitor representatives are permitted to answer questions about the voting process and may read any recommendation set forth in this Joint Proxy Statement/Prospectus, they are not permitted to recommend to shareholders how to vote. Proxies may also be solicited by officers, employees and agents of Touchstone Advisors or their affiliates. Such solicitations may be by telephone, through the Internet or otherwise.
Required Vote. Each Target Fund’s shareholders as of the Record Date will have the option to vote “FOR” or “AGAINST” the proposed Plan providing for the Reorganization of their Fund into the corresponding Successor Fund, or may “ABSTAIN” from voting. Target Fund shares represented by a properly executed proxy will be voted in accordance with the instructions on the proxy, or, if no instructions are provided, the shares will be voted FOR the approval of the Target Fund’s Reorganization. Approval of the Reorganization of a Target Fund requires the approval of a majority of the Target Fund’s outstanding shares entitled to vote, with each shareholder having one vote for each dollar of net asset value of Target Fund shares held on the Record Date (and a fractional dollar amount shall be entitled to a proportional fractional vote). A vote to Abstain will have the same effect as a vote AGAINST the proposal.
Exhibit C to this Joint Proxy Statement/Prospectus lists, for each Target Fund, the number of shares outstanding and entitled to vote at the Special Meeting as of the close of business on the Record Date and number of votes entitled to be cast. Exhibit C also lists the name, address, and percent ownership of each person who, as of the Record Date, to the knowledge of each Fund, owned 5% or more of the outstanding shares of a Fund. As of the Record Date, each Target Fund offers a single class of shares. Exhibit C also lists those shareholders that would have owned 5% or more of the outstanding shares of a class of the combined Fund had the Reorganization taken place on the Record Date.
Instructions from Contract Owners. Contract Owners who select a Target Fund for investment through a subaccount available in a Variable Product issued by a Participating Insurance Company do not invest directly in, or hold shares of, the Target Fund. The Participating Insurance Companies, on behalf of their respective separate accounts, are the shareholders of the Target Funds and, as the legal owner of the Target Fund’s shares, have sole voting and investment power with respect to the shares. The Participating Insurance Companies generally will pass through any voting rights to Contract Owners. Each Contract Owner, therefore, has the right to instruct the Participating Insurance Company how to vote the Contract Owner’s interest with respect to the proposal described in this Joint Proxy Statement/Prospectus.

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Participating Insurance Companies will vote the shares of the Target Funds held in the name of each of their respective separate accounts as directed by the relevant Contract Owners.
The number of shares for which a Contract Owner may provide voting instructions is calculated by determining, for each Target Fund’s subaccount in each applicable separate account, the percentage that represents a Contract Owner’s investment in the subaccount, and applying this percentage to the total number of Target Fund shares that the subaccount owns.
If any Contract Owner investing in a Target Fund through a Variable Product subaccount fails to provide a Participating Insurance Company with voting instructions, the Participating Insurance Company will vote the shares corresponding to such Contract Owner’s investment for, against or abstaining, in the same proportions as the shares for which instructions have been received from other Contract Owners investing through the Participating Insurance Company’s subaccount. Shares of a Target Fund owned by Participating Insurance Companies also will be voted in the same proportion as the share for which instructions have been received from Contract Owners investing through the respective subaccounts of these Participating Insurance Companies. This practice means that a small number of Contract Owners may determine the outcome of a vote.
Under certain group contracts, participants in the group may be entitled to provide voting instructions. A participant entitled to provide voting instructions will be referred to as a “Voting Participant.” Any Contract Owner or Voting Participant authorizing a Participating Insurance Company to vote shares attributable to that Contract Owner or Voting Participant has the power to revoke this authorization (1) by executing and sending a superseding authorization card to the Participating Insurance Company (at the address provided by the Participating Insurance Company) or (2) by sending a notice of revocation to the Participating Insurance Company (at the address provided by the Participating Insurance Company). The superseding authorization card or notice of revocation must be received by the Participating Insurance Company on or before [ ].
Quorum. In order to hold the Special Meeting with respect to a Target Fund, a quorum of shareholders of the Target Fund must be present. Holders of 30% of the voting power of the outstanding shares entitled to vote, present in person or by proxy, shall constitute a quorum for the purpose of voting on the Reorganization proposal and for the purpose of transacting any other business that may come before the Special Meeting.
For purposes of determining a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the Reorganization.
If the necessary quorum to transact business or the vote required to approve the Reorganization proposal is not obtained at the Special Meeting, the persons named as proxies in the proxy card may propose one or more adjournments of the Special Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Although a majority of the shares entitled to vote is a quorum for the transaction of business at a shareholders’ meeting, any lesser number is sufficient for adjournments. Whether you instruct a vote For the Reorganization, instruct the proxy to Abstain from voting on the Reorganization, or do not provide voting instructions on your otherwise properly completed and returned proxy, those persons will be authorized to vote in favor of an adjournment of the Special Meeting. It is anticipated that the persons named as proxies would vote in favor of any adjournment. The costs of any additional solicitation and of any adjourned session will be paid by the Adviser.
Other Business. The Board knows of no other business that will be presented for consideration at the Special Meeting. Should other business properly be brought before the Special Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. By completing the proxy, you are also authorizing the persons named on the proxy to vote in their discretion on any other matter that properly comes before the Special Meeting.
LEGAL MATTERS

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Certain legal matters in connection with the issuance of the Acquiring Fund’s shares will be passed upon by Vedder Price P.C., located at 222 N. LaSalle Street, Chicago, Illinois 60601.
ADDITIONAL INFORMATION
The Trust is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith files reports and other information including proxy materials, information statements and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC in Washington, DC, and at the SEC’s Regional Offices located at Northeast Regional Office, 3 World Financial Center, Room 4300, New York, New York 10281; Southeast Regional Office, 801 Brickell Avenue, Suite 1800, Miami, Florida 33131; Midwest Regional Office, 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604; Central Regional Office, 1801 California Street, Suite 1500, Denver, Colorado 80202-2656; and Pacific Regional Office, 5670 Wilshire Boulevard, 11th Floor, Los Angeles, California 90036-3648. Copies of such materials can also be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.
Other Information
Officers and Directors. To the best knowledge of the Trust, as of December 31, 2018, the Trustees and executive officers of the Trust as a group owned less than 1% of the shares of each Fund.
Information About the Distributor. Touchstone Securities (the “Distributor”) and the Trust are parties to a distribution agreement (the “Distribution Agreement”) with respect to each Fund. The Distributor’s principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202. The Distributor is a registered broker-dealer, and an affiliate of Touchstone Advisors by reason of common ownership.
Information About the Administrator. Touchstone Advisors serves as the Funds’ administrator pursuant to an administrative agreement between the Trust, on the Fund’s behalf, and Touchstone Advisors. Touchstone Advisors has engaged The Bank of New York Mellon, located at 4400 Computer Drive, Westborough, Massachusetts 01581, to serve as the Trust’s sub-administrator. For the fiscal year ended December 31, 2018, the Funds paid Touchstone Advisors the following administration fees.

Administration Fees
Focused Fund	$86,792
Large Cap Core Equity Fund	$44,671
Common Stock Fund	$216,779
Active Bond Fund	$81,756
Bond Fund	$64,272

Portfolio Transactions. There were no affiliated brokerage transactions for the Funds’ most recently completed fiscal year end.
Shareholders Sharing the Same Address. If two or more shareholders share the same address, only one copy of this Joint Proxy Statement/Prospectus is being delivered to that address, unless the Trust has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the Trust will deliver promptly a separate copy of this Joint Proxy Statement/Prospectus to a shareholder at a shared address. Please call (800) 543-0407 or forward a written request to the Trust, P.O. Box 9878, Providence, Rhode Island 02940 if you would like to (1) receive a separate copy of this Joint Proxy Statement/Prospectus; (2) receive your annual reports or information statements separately in the future; or (3) request delivery of a single copy of annual reports or information statements if you are currently receiving multiple copies at a shared address.

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Shareholder Proposals. The Funds are not required to hold annual meetings of shareholders. Any shareholder who wishes to submit a proposal for consideration at a subsequent shareholders’ meeting should mail the proposal promptly to the Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, and must be received by the Trust within a reasonable time before the solicitation of proxies for that meeting. The timely submission of a proposal does not guarantee its inclusion.
THE BOARD RECOMMENDS APPROVAL OF THE PLAN OF REORGANIZATION FOR EACH TARGET FUND AND ANY PROPERLY EXECUTED BUT UNMARKED PROXY CARDS WILL BE VOTED IN FAVOR OF APPROVAL OF THE PLAN OF REORGANIZATION.

FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand each Fund’s financial performance for the past five years. The financial highlights of each Acquiring Fund presented below represent the Acquiring Fund’s financial performance for the past five years. As of the date of this Joint Proxy Statement/Prospectus, the Acquiring Funds do not offer multiple classes of shares and Class SC shares of the Acquiring Funds have not commenced operations. The financial highlights of each Acquiring Fund’s Class SC shares would have been different from the Acquiring Fund’s financial highlights presented below to the extent that Class SC shares incur different fees and expenses.
Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund, assuming reinvestment of all dividends and distributions. This information was audited by Ernst & Young LLP for each of the years presented for the Focused Fund, Large Cap Core Equity Fund and the Active Bond Fund. The information for the Bond Fund and the Common Stock Fund was audited by Ernst & Young, LLP for each of the two years in the period ended December 31, 2018. The financial highlights for the Bond Fund and Common Stock Funds for each of the three years in the period ended December 31, 2016 were audited by other auditors, whose report dated February 16, 2017 expressed an unqualified opinion on those financial highlights. Ernst & Young LLP’s report, along with the Funds’ financial statements, is included in the Funds’ annual report. You can obtain the Funds’ annual and semi-annual reports at no charge by calling (800) 543-0407 or by downloading a copy from the Touchstone Investments website at: TouchstoneInvestments.com/Resources.
If the Reorganization of a Target Fund is approved by shareholders, the assets of the Target Fund will be transferred to the corresponding Acquiring Fund in exchange for Class SC shares of the Acquiring Fund.

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Touchstone Focused Fund
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018		2017		2016		2015		2014
Net asset value at beginning of period	$18.88		$16.70		$17.95		$18.64		$18.81
Income (loss) from investment operations:
Net investment income (loss)	0.08		0.09		0.09		(0.01)		(0.08)
Net realized and unrealized gains (losses) on investments	(1.56)		2.19		2.31		0.37		2.49
Total from investment operations	(1.48)		2.28		2.40		0.36		2.41
Distributions from:
Net investment income	(0.09)		(0.10)		—		—		—
Realized capital gains	(0.40)		—		(3.65)		(1.05)		(2.58)
Total distributions	(0.49)		(0.10)		(3.65)		(1.05)		(2.58)
Net asset value at end of period	$16.91		$18.88		$16.70		$17.95		$18.64
Total return(A)	(7.97)%		13.64%		13.11%		1.97%		13.10%
Ratios and supplemental data:
Net assets at end of period (000's)	$51,060		$61,934		$62,227		$68,317		$25,178
Ratio to average net assets:
Net expenses	1.21%	(B)	1.21%	(B)	1.21%	(B)	1.21%		1.23%
Gross expenses	1.20%		1.17%		1.17%		1.32%		1.33%
Net investment income (loss)	0.36%		0.40%		0.55%		(0.07)%		(0.43)%
Portfolio turnover rate	11%		12%		21%		286%	(C)	72%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(B)	Net expenses include amounts recouped by the Advisor.

(C)
Portfolio turnover excludes the purchases and sales of the Touchstone Baron Small Cap Growth Fund and Touchstone Third Avenue Value Fund acquired on December 7, 2015. If these transactions were included, portfolio turnover would have been higher.

45

Touchstone Large Cap Core Equity Fund
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018	2017	2016	2015	2014
Net asset value at beginning of period	$16.30	$13.72	$14.07	$14.90	$13.09
Income (loss) from investment operations:
Net investment income	0.12	0.09	0.08	0.18	0.18
Net realized and unrealized gains (losses) on investments	(1.16)	2.83	1.18	(0.77)	1.78
Total from investment operations	(1.04)	2.92	1.26	(0.59)	1.96
Distributions from:
Net investment income	(0.10)	(0.10)	(0.11)	(0.24)	(0.15)
Realized capital gains	(0.53)	(0.24)	(1.50)	—	—
Total distributions	(0.63)	(0.34)	(1.61)	(0.24)	(0.15)
Net asset value at end of period	$14.63	$16.30	$13.72	$14.07	$14.90
Total return(A)	(6.49)%	21.32%	8.84%	(4.01)%	14.93%
Ratios and supplemental data:
Net assets at end of period (000's)	$25,810	$33,965	$32,492	$29,894	$40,664
Ratio to average net assets:
Net expenses	1.06%	1.06%	1.06%	1.06%	1.04%
Gross expenses	1.16%	1.15%	1.17%	1.14%	1.16%
Net investment income	0.56%	0.52%	0.75%	0.73%	1.30%
Portfolio turnover rate	20%	12%	50%	111%	41%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

46

Touchstone Common Stock Fund
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018		2017		2016		2015		2014
Net asset value at beginning of period	$18.74		$15.52		$15.46		$17.69		$18.39
Income (loss) from investment operations:
Net investment income	0.14	(A)	0.22		0.25	(A)	0.44	(A)	0.30	(A)
Net realized and unrealized gains (losses) on investments	(1.00)		3.11		1.49		(0.39)		1.61
Total from investment operations	(0.86)		3.33		1.74		0.05		1.91
Distributions from:
Net investment income	(0.11)		(—)	(C)	(0.27)		(0.49)		(0.33)
Realized capital gains	(10.49)		(0.11)		(1.41)		(1.79)		(2.28)
Total distributions	(10.60)		(0.11)		(1.68)		(2.28)		(2.61)
Net asset value at end of period	$7.28		$18.74		$15.52		$15.46		$17.69
Total return(B)	(8.05)%		21.50%		11.26%		0.19%		10.34%
Ratios and supplemental data:
Net assets at end of period (000's)	$124,796		$158,438		$149,238		$161,148		$198,524
Ratio to average net assets:
Net expenses	0.73%		0.71%		0.73%		0.72%		0.72%
Gross expenses	0.83%		0.71%		0.73%		0.72%		0.72%
Net investment income	0.77%		1.21%		1.58%		2.48%	(D)	1.57%
Portfolio turnover rate	10%		84%		6%		9%		13%

(A)	The net investment income per share was based on average shares outstanding for the period.

(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(C)	Less than $0.005 per share.

(D)
Includes the impact of special dividends resulting from an acquisition of Covidien plc by Medtronic, Inc. on January 26, 2015 through the formation of a new holding company, Medtronic plc, incorporated in Ireland. These special dividends enhanced the ratio of net investment income by 0.47% for the fiscal year ended December 31, 2015.

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Touchstone Active Bond Fund
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018	2017	2016		2015		2014
Net asset value at beginning of period	$10.60	$10.51	$10.13		$10.49		$10.37
Income (loss) from investment operations:
Net investment income	0.26	0.21	0.26		0.19		0.20
Net realized and unrealized gains (losses) on investments	(0.43)	0.16	0.35		(0.32)		0.20
Total from investment operations	(0.17)	0.37	0.61		(0.13)		0.40
Distributions from:
Net investment income	(0.23)	(0.28)	(0.23)		(0.23)		(0.28)
Net asset value at end of period	$10.20	$10.60	$10.51		$10.13		$10.49
Total return(A)	(1.62)%	3.54%	5.98%		(1.28)%		3.82%
Ratios and supplemental data:
Net assets at end of period (000's)	$55,749	$57,369	$55,012		$52,026		$48,978
Ratio to average net assets:
Net expenses	0.84%	0.89%	0.92%	(B)	0.97%	(B)	0.98%
Gross expenses	0.84%	0.89%	0.90%		0.91%		1.01%
Net investment income	2.49%	2.05%	2.47%		2.10%		1.92%
Portfolio turnover rate	335%	482%	584%		455%	(C)	287%

(A)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

(B)	Net expenses include amounts recouped by the Advisor.

(C)	Portfolio turnover excludes the purchases and sales of the Touchstone High Yield Fund acquired on December 7, 2015. If these transactions were included, portfolio turnover would have been higher.

48

Touchstone Bond Fund
Selected Data for a Share Outstanding Throughout Each Period

	Year Ended December 31,
	2018	2017	2016		2015		2014
Net asset value at beginning of period	$9.60	$9.26	$9.38		$9.83		$9.75
Income (loss) from investment operations:
Net investment income	0.28	0.18	0.14	(A)	0.27	(A)	0.29	(A)
Net realized and unrealized gains (losses) on investments	(0.46)	0.16	(0.06)		(0.40)		0.10
Total from investment operations	(0.18)	0.34	0.08		(0.13)		0.39
Distributions from:
Net investment income	(0.23)	—	(0.20)		(0.32)		(0.31)
Net asset value at end of period	$9.19	$9.60	$9.26		$9.38		$9.83
Total return(B)	(1.88)%	3.67%	0.81%		(1.29)%		4.01%
Ratios and supplemental data:
Net assets at end of period (000's)	$41,808	$46,922	$48,680		$57,312		$67,067
Ratio to average net assets:
Net expenses	0.67%	0.68%	0.67%		0.67%		0.65%
Gross expenses	0.87%	0.71%	0.67%		0.67%		0.65%
Net investment income	2.62%	1.83%	1.46%		2.69%		2.90%
Portfolio turnover rate	431%	168%	197%		117%		117%

(A)	The net investment income per share was based on average shares outstanding for the period.

(B)	Total returns do not include any insurance, sales or administrative charges of variable annuity or life insurance contracts. If these charges were included, the returns would be lower.

49

EXHIBIT A: FORM OF AGREEMENT AND PLAN OF REORGANIZATION
THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of [ ], 2019, among Touchstone [ ] Fund (the “Acquiring Fund”), a series of Touchstone Variable Series Trust (the “Trust”), a Massachusetts business trust; Touchstone [ ] Fund (the “Target Fund,” and collectively with the Acquiring Fund, the “Funds” and each a “Fund”), a series of the Trust; and Touchstone Advisors, Inc. (for purposes of paragraph 9.1 only of this Agreement). The Trust has its principal place of business at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.
WHEREAS, the reorganization will consist of (i) the transfer of all the assets of the Target Fund to the Acquiring Fund in exchange solely for Class SC shares of beneficial interest, with no par value per share, of the Acquiring Fund (the “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; and (ii) the pro rata distribution of the Acquiring Fund Shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund, all upon the terms and conditions in this Agreement (the “Reorganization”);
WHEREAS, the parties intend that this Agreement be a plan of reorganization and that the Reorganization shall qualify as a reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder;
WHEREAS, the Target Fund and the Acquiring Fund are each a separate investment series of an open‑end registered management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and the Target Fund owns securities that generally are assets of the type and character in which the Acquiring Fund is permitted to invest;
WHEREAS, the Target Fund and the Acquiring Fund are authorized to issue their shares of beneficial interest;
WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Acquiring Fund and its shareholders and that the interests of the existing shareholders of the Acquiring Fund will not be diluted in value as a result of the Reorganization;
WHEREAS, the Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, has determined that the Reorganization will be in the best interests of the Target Fund and its shareholders and that the interests of the shareholders of the Target Fund will not be diluted in value as a result of the Reorganization;
NOW, THEREFORE, in consideration of the premises and of the covenants and agreements in this Agreement, the parties hereto covenant and agree as follows:
ARTICLE I

TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR ACQUIRING FUND SHARES AND ASSUMPTION OF TARGET FUND LIABILITIES AND LIQUIDATION OF THE TARGET FUND

1.1THE EXCHANGE. Subject to the terms and conditions of this Agreement and on the basis of the representations and warranties contained herein, the Trust, on behalf of the Target Fund, agrees to transfer all of the Target Fund’s assets to the Acquiring Fund as set forth in paragraph 1.2, free and clear of all liens, encumbrances and claims whatsoever. The Trust, on behalf of the Acquiring Fund, agrees in exchange for the Target Fund’s assets (i) to deliver to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in paragraphs 2.2 and 2.3; and (ii) to assume all of the liabilities of the Target Fund, as set forth in paragraph 1.3. Such transactions shall take place at the Closing provided for in paragraph 3.1.

1.2     ASSETS TO BE ACQUIRED. The assets of the Target Fund to be acquired by the Acquiring Fund shall consist of all property owned by the Target Fund, including, without limitation, all cash, securities, commodities,

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interests in futures and other financial instruments, and claims (whether absolute or contingent, known or unknown) and receivables (including dividends or interest receivables) and any deferred or prepaid expenses shown as an asset on the books of the Target Fund as of the Closing (as defined below).

The Trust, on behalf of the Target Fund, has provided the Acquiring Fund with its most recent audited financial statements, which contain a list of all of the Target Fund’s assets as of the date thereof. The Trust, on behalf of the Target Fund, represents that as of the date of the execution of this Agreement there have been no changes in the financial position of the Target Fund as reflected in said financial statements other than those occurring in the ordinary course of its business in connection with the purchase and sale of portfolio securities, purchases and redemptions of Target Fund shares, the payment of its normal operating expenses and the distribution to its shareholders of its net income and net capital gain. The Trust, with respect to the Target Fund, reserves the right to buy and sell any securities or other assets in accordance with its investment objective and policies.
1.3     LIABILITIES TO BE ASSUMED. The Trust will endeavor to discharge all of the Target Fund’s known liabilities and obligations prior to the Valuation Time (as defined below). The Acquiring Fund shall assume all of the Target Fund’s liabilities and obligations of any kind whatsoever, whether absolute, accrued, contingent or otherwise in existence as of the Closing.

1.4    LIQUIDATION AND DISTRIBUTION. On or as soon after the Closing as is practicable, (a) the Target Fund will completely liquidate and distribute pro rata to the Target Fund’s shareholders of record, determined as of the time of such distribution (the “Target Fund Shareholders”), the Acquiring Fund Shares received by the Target Fund pursuant to paragraph 1.1; and (b) the Target Fund will proceed to terminate in accordance with applicable laws of the Commonwealth of Massachusetts as set forth in paragraph 1.8 below. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Target Fund will simultaneously be canceled on the books of the Target Fund and will be null and void. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange; Acquiring Fund Shares distributed to Target Fund Shareholders will be reflected on the books of the Acquiring Fund as uncertificated shares.

1.5    TRANSFER TAXES. Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Target Fund shares on the books of the Target Fund as of the Closing shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.6    REPORTING RESPONSIBILITY. Any reporting responsibility of the Target Fund is and shall remain the responsibility of the Target Fund up to and including the Closing Date and such later date on which the Target Fund is terminated.

1.7    TERMINATION. The Trust shall take all necessary and appropriate steps under applicable law to terminate the Target Fund promptly following the Closing and the making of all distributions pursuant to paragraph 1.4.

1.8    WAIVER OF INVESTMENT MINIMUMS AND SALES LOADS. In connection with the Reorganization, any minimum investment amounts or sales loads applicable to initial investments in the Acquiring Fund will be waived with respect to the Target Fund Shareholders’ initial receipt of Acquiring Fund Shares in the Reorganization.

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ARTICLE II

VALUATION

2.1VALUATION OF ASSETS. The value of the Target Fund’s assets to be acquired by the Acquiring Fund and the amount of the Target Fund’s liabilities to be assumed by the Acquiring Fund shall be computed as of the close of business on the New York Stock Exchange on the Closing Date (the “Valuation Time”), using the valuation procedures of the Funds approved by the Board of Trustees of the Trust or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2    VALUATION OF SHARES. The net asset value per share of Class SC Shares of the Acquiring Fund shall be [ ].

2.3    SHARES TO BE ISSUED. The number of full and fractional Acquiring Fund Shares to be issued in exchange for the Target Fund’s net assets shall be determined by dividing (a) the net assets attributable to the Target Fund, determined in accordance with paragraph 2.1, by (b) the net asset value per share of the Acquiring Fund set forth in paragraph 2.2. Holders of shares of the Target Fund will receive full and fractional Class SC shares of the Acquiring Fund.

2.4    DETERMINATION OF VALUE. All computations of value shall be made by BNY Mellon Investment Servicing (US) Inc., the Acquiring Fund’s and the Target Fund’s accounting agent, in accordance with its regular practice in pricing the shares and assets of the Acquiring Fund and the Target Fund.

ARTICLE III

CLOSING AND CLOSING DATE

3.1CLOSING DATE. Subject to the satisfaction or waiver of the conditions precedent set forth in Articles VI, VII and VIII, the closing of the Reorganization (the “Closing”) shall take place on or about [ ], 2019 or such other date as the parties may agree to in writing (the “Closing Date”). All acts taking place at the Closing shall be deemed to take place simultaneously as of 5:00 p.m. Eastern Time on the Closing Date unless otherwise provided (the “Effective Time”). The Closing shall be held as of 5:00 p.m. Eastern Time at the offices of the Trust, or at such other time or place as the parties hereto may agree.

3.2    EFFECT OF SUSPENSION IN TRADING. In the event that on the day on which the Valuation Time occurs (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquiring Fund or the Target Fund shall be closed to trading or trading thereon shall be restricted; or (b) trading or the reporting of trading on said exchange or elsewhere shall be disrupted so that an accurate determination of the value of the net assets of the Acquiring Fund or the Target Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored or until such other date as the parties hereto may agree.

3.3    DELIVERY OF ASSETS. Delivery of the Target Fund’s assets will be made as of the Closing to Brown Brothers Harriman & Co., the Acquiring Fund’s custodian (the “Custodian”), for the account of the Acquiring Fund, in accordance with the customary practices of the Custodian, with all securities not in bearer or book-entry form duly endorsed, or accompanied by duly executed separate assignments or stock powers, in proper form for transfer, with signatures guaranteed, and with all necessary stock transfer stamps, sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto) to the Custodian for the account of the Acquiring Fund free and clear of all liens, encumbrances, rights, restrictions and claims. All cash delivered will be in the form of immediately available funds payable to the order of the Custodian for the account of the Acquiring Fund. If the Trust, on behalf of the Target Fund, is unable to make delivery to the Custodian pursuant to this paragraph 3.3 of any assets for the reason that any of such assets have not yet been delivered to the Target Fund by the Target Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the Trust, on behalf of the Target Fund, will deliver

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with respect to said assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Trust, on behalf of the Acquiring Fund, or the Custodian, including broker confirmation slips.

3.4    TRANSFER AGENT CERTIFICATES. The Target Fund shall cause its transfer agent to deliver as of the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Target Fund Shareholders and the number and percentage ownership of outstanding shares owned by each such shareholder as of the Closing. The Acquiring Fund shall issue and deliver, or cause its transfer agent, to issue and deliver, to the Secretary of the Trust a confirmation evidencing the Acquiring Fund Shares to be credited as of the Closing or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts and other documents as such other Fund or its counsel may reasonably request.

3.5    CUSTODIAN CERTIFICATES. The Target Fund shall cause the custodian for the Target Fund to deliver to the Acquiring Fund as of the Closing a certificate of an authorized officer stating that: (a) the Target Fund’s portfolio securities, cash, and any other assets have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Target Fund. The Acquiring Fund shall cause the Custodian for the Acquiring Fund to deliver to the Target Fund as of the Closing a certificate of an authorized officer acknowledging that the Acquiring Fund has received the Target Fund’s portfolio securities, cash and any other assets on the Closing Date.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1REPRESENTATIONS OF THE TARGET FUND. The Trust, on behalf of the Target Fund, represents and warrants to the Acquiring Fund as follows:

(a)The Target Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of Massachusetts.

(b)The Target Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open‑end type, and its registration with the Securities and Exchange Commission (the “Commission”) as an investment company under the 1940 Act, is in full force and effect.

(c)The current prospectus and statement of additional information of the Target Fund conform in all material respects to the applicable requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.

(d)The Target Fund is not, and the execution, delivery, and performance of this Agreement will not result, in violation of any provision of the Trust’s Amended and Restated Agreement and Declaration of Trust, as amended (the “Declaration of Trust”), the Trust's Amended and Restated By Laws, or any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Target Fund is a party or by which it is bound.

(e)The Target Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it on or prior to the Closing, except for liabilities, if any, to be discharged as provided in paragraph 1.3.

(f)Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, no litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its

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knowledge threatened against the Target Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Target Fund to carry out the Reorganization. The Target Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the Reorganization or the transactions contemplated herein.

(g)The audited financial statements of the Target Fund dated December 31, 2018 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Target Fund as of such date, and there are no known contingent liabilities of the Target Fund as of such date not disclosed therein.

(h)Since the date of the financial statements referred to in subparagraph (g) above, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Target Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (h), a decline in the net asset value of the Target Fund shall not constitute a material adverse change.

(i)All federal, state, local and other tax returns and reports of the Target Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Target Fund required to be paid (whether or not shown as due on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subparagraph (g) above are properly reflected on such financial statements. To the Target Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Target Fund, and no assessment or deficiency for taxes, interest, additions to tax or penalties has been asserted against the Target Fund.

(j)For each taxable year of its operations (including the taxable year ending on the Closing Date), the Target Fund has been or will be treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met or will meet the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been and will be eligible to compute and has computed and will compute its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and its net capital gain (after reduction for any available capital loss carryover as of the Closing Date and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code) (as such terms are defined in the Code), in each case that has accrued or will accrue on or prior to the Closing Date.

(k)For all taxable years and all applicable quarters of the Target Fund from the date of its inception (including the taxable year and quarter that includes the Closing Date), the assets of the Target Fund have been (or will be in the case of the taxable year and quarter that includes the Closing Date) sufficiently diversified so that each segregated asset account investing all its assets in the Target Fund was (or will be in the case of the taxable year and quarter that includes the Closing Date) adequately diversified within the meaning of Section 817(h) of the Code.

(l)The Target Fund is not under the jurisdiction of a court in a “Title 11 or similar case” (within the meaning of Section 368(a)(3)(A) of the Code).

(m)All issued and outstanding shares of the Target Fund are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non‑assessable by the Target Fund. All of the issued and outstanding shares of the Target Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the transfer agent as provided in paragraph 3.4. The Target Fund does not have outstanding any options,

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warrants, or other rights to subscribe for or purchase any Target Fund shares, nor is there outstanding any security convertible into any Target Fund shares.

(n)At the Closing, the Target Fund will have good and marketable title to the Target Fund’s assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2 and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title, subject to no restrictions on the full transfer, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund and accepted by the Acquiring Fund.

(o)The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Trust’s Board of Trustees and this Agreement constitutes a valid and legally binding obligation of the Trust on behalf of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(p)The information furnished by the Target Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(q)The Target Fund has provided the Acquiring Fund with information reasonably necessary for the preparation of the Proxy Statement/Prospectus, all of which was included in a Registration Statement on Form N-14 of the Acquiring Fund (the “Registration Statement”), in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act in connection with the Reorganization. The Proxy Statement/Prospectus included in the Registration Statement (only insofar as it relates to the Target Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

4.2    REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants to the Target Fund as follows:

(a)The Acquiring Fund is a separate investment series of the Trust, a business trust duly organized, validly existing, and in good standing under the laws of Massachusetts.

(b)The Acquiring Fund is a separate investment series of the Trust, which is registered as an investment company classified as a management company of the open‑end type, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect.

(c)The current prospectus and statement of additional information, as of the date of the Proxy Statement/Prospectus, of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission and do not include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements, in light of the circumstances under which they were made, not misleading.

(d)The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in violation of the Declaration of Trust, the Trust’s Amended and Restated By‑Laws, or any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)Except as otherwise disclosed in writing to the Target Fund and accepted by the Target Fund, no litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition and the conduct of its business or the ability of the Acquiring Fund to carry out the Reorganization. The Acquiring Fund knows of no facts that might form the

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basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the Reorganization or the transactions contemplated herein.

(f)The audited financial statements of the Acquiring Fund dated December 31, 2018 are in accordance with generally accepted accounting principles consistently applied, and such statements (copies of which have been furnished to the Target Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

(g)Since the date of the financial statements referred to in subparagraph (f) above, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Target Fund. For the purposes of this subparagraph (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(h)All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown as due on any such return or report) have been paid or provision shall have been made for the payment thereof and any such unpaid taxes as of the date of the financial statements referred to in subparagraph (f) above are properly reflected on such financial statements. To the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment or deficiency for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(i)For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, and has been eligible to compute and has computed its federal income tax under Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date.

(j)For all taxable years and all applicable quarters of the Acquiring Fund from the date of its inception (concluding the taxable year and quarter that includes the Closing Date), the assets of the Acquiring Fund have been (or will be in the case of the taxable year and quarter that includes the Closing Date) sufficiently diversified so that each segregated asset account investing all its assets in the Acquiring Fund was (or will be in the case of the taxable year and quarter that includes the Closing Date) adequately diversified within the meaning of Section 817(h) of the Code.

(k)The Acquiring Fund is not under the jurisidiction of a court in a "Title 11 or similar case" within the meaning of Section 368(a)(3)(A) of the Code.

(l)All issued and outstanding Acquiring Fund shares are, and at the Closing will be, duly and validly issued and outstanding, fully paid and non‑assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants, or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

(m)The execution, delivery, and performance of this Agreement have been duly authorized by the Trust’s Board of Trustees on behalf of the Acquiring Fund, and upon execution shall constitute all necessary action on the part of the Trust’s Board of Trustees and shall constitute a valid and legally binding obligation of the Trust on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

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(n) The Acquiring Fund Shares to be issued and delivered to the Target Fund, for the account of the Target Fund Shareholders, pursuant to the terms of this Agreement will, at the Closing, have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non‑assessable by the Acquiring Fund.

(o)The information furnished by the Acquiring Fund for use in no‑action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the Reorganization is accurate and complete in all material respects and complies in all material respects with applicable federal securities and other laws and regulations.

(p)The Proxy Statement/Prospectus included in the Registration Statement (only as it relates to the Acquiring Fund) does not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(q)The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.
ARTICLE V

COVENANTS OF THE ACQUIRING FUND AND THE TARGET FUND

5.1OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Target Fund each will operate its business in the ordinary course between the date of this Agreement and the Closing, it being understood that such ordinary course of business will include purchases and redemptions of shares, customary dividends and distributions, and any other distributions necessary or desirable to avoid federal income or excise taxes.

5.2    SHAREHOLDER MEETING. The Target Fund will call a meeting of the Target Fund shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

5.3    INVESTMENT REPRESENTATION. The Target Fund covenants that the Acquiring Fund Shares to be issued are not being acquired for the purpose of making any distribution other than in accordance with the terms of this Agreement.

5.4    ADDITIONAL INFORMATION. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Target Fund shares.

5.5    FURTHER ACTION. Subject to the provisions of this Agreement, the Acquiring Fund and the Target Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the Reorganization, including any actions required to be taken after the Closing.

5.6    TAX STATUS OF REORGANIZATION. It is the intention of the parties hereto that the transaction contemplated by this Agreement with respect to the Target Fund and the Acquiring Fund will qualify as a reorganization within the meaning of Section 368(a) of the Code. Except as otherwise expressly provided in this Agreement, none of the Trust, the Target Fund, or the Acquiring Fund shall take any action or cause any action to be taken (including without limitation the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing, the parties to this Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Vedder Price P.C. to render the tax opinion contemplated in this Agreement.

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ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to consummate the Reorganization shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by it at or before the Closing, and, in addition, the following further condition:
6.1All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing with the same force and effect as if made at and as of the Closing. The Acquiring Fund shall have delivered to the Target Fund at the Closing a certificate executed in its name by the Trust’s President or Vice President, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to such effect and as to such other matters as the Target Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the Reorganization shall be subject, at its election, to the performance by the Target Fund of all the obligations to be performed by it at or before the Closing and, in addition, the following conditions:
7.1All representations and warranties of the Target Fund contained in this Agreement shall be true and correct as of the date of this Agreement and as of the Closing with the same force and effect as if made at and as of the Closing. The Target Fund shall have delivered to the Acquiring Fund at the Closing a certificate executed in its name by the Trust’s President or Vice President, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2    The Target Fund shall have delivered to the Acquiring Fund a statement of the Target Fund’s assets and liabilities, together with a list of the Target Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing, certified by the Treasurer or Assistant Treasurer of the Trust.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
AND THE TARGET FUND

If any of the conditions set forth below have not been satisfied at or before the Closing with respect to the Target Fund or the Acquiring Fund, the other Fund shall, at its option, not be required to consummate the Reorganization:
8.1This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Target Fund in accordance with the provisions of the Declaration of Trust and the 1940 Act. Notwithstanding anything in this Agreement to the contrary, neither the Target Fund nor the Acquiring Fund may waive the condition set forth in this paragraph 8.1.

8.2    On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act and no action, suit, or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the Reorganization.

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8.3    All required consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky securities authorities, including any necessary “no‑action” positions of and exemptive orders from such federal and state authorities) to permit consummation of the Reorganization shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Target Fund, provided that either party may for itself waive any of such conditions.

8.4    The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness of the Registration Statement shall have been issued and, to the best knowledge of the parties, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened, or contemplated under the 1933 Act.

8.5    Prior to the Valuation Time, the Trust, with respect to the Target Fund, shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Target Fund’s shareholders at least all of the Target Fund’s investment company taxable income (within the meaning of Section 852(b)(2) of the Code) for all taxable years or periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), the excess of the Target Fund’s interest income excludable from gross income under Section 103(a) of the Code over its disallowed deductions under Sections 265 and 171(a)(2) of the Code for all taxable years or periods ending on or before the Closing Date, and all of the Target Fund’s net capital gain (as defined in Section 1222(11) of the Code) realized in all taxable years or periods ending on or before the Closing Date (after reduction for any available capital loss carryforward and excluding any net capital gain on which the Target Fund paid tax under Section 852(b)(3)(A) of the Code).

8.6    Each of the Acquiring Fund and the Target Fund shall have received an opinion of Vedder Price P.C. substantially to the effect that, for federal income tax purposes:

(a)The transfer by the Target Fund of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund, immediately followed by the pro rata distribution of all the Acquiring Fund Shares so received by the Target Fund to the Target Fund’s shareholders of record in complete liquidation of the Target Fund and the termination of the Target Fund as soon as practicable thereafter, will constitute a “reorganization” within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Target Fund will each be “a party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Target Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund.

(c)No gain or loss will be recognized by the Target Fund upon the transfer of all its assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Target Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares so received to the Target Fund’s shareholders solely in exchange for such shareholders’ shares of the Target Fund in complete liquidation of the Target Fund.

(d)No gain or loss will be recognized by the Target Fund’s shareholders upon the exchange, pursuant to this Agreement, of all their shares of the Target Fund solely for Acquiring Fund Shares.

(e)The aggregate basis of the Acquiring Fund Shares received by each Target Fund shareholder pursuant to this Agreement will be the same as the aggregate basis of the Target Fund shares exchanged therefor by such shareholder.

(f)The holding period of the Acquiring Fund Shares received by each Target Fund shareholder in the Reorganization will include the period during which the shares of the Target Fund exchanged therefor were held

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by such shareholder, provided that such Target Fund shares were held as capital assets at the effective time of the Reorganization.

(g)The basis of the assets of the Target Fund received by the Acquiring Fund will be the same as the basis of such assets in the hands of the Target Fund immediately before the Effective Time of the Reorganization.

(h)The holding period of the assets of the Target Fund received by the Acquiring Fund will include the period during which such assets were held by the Target Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on the Acquiring Fund, the Target Fund, or any Target Fund shareholder with respect to any asset (including without limitation any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes (i) at the end of a taxable year or upon the termination thereof, or (ii) upon the transfer of such asset regardless of whether such transfer would otherwise be a non-taxable transaction under the Code, or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.
Such opinion shall be based on customary assumptions, limitations, and such representations as Vedder Price P.C. may reasonably request. The Target Fund and Acquiring Fund will cooperate to make and certify the accuracy of such representations. Such opinion may contain such assumptions and limitations as shall be in the opinion of such counsel appropriate to render the opinions expressed. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Target Fund may waive the conditions set forth in this paragraph 8.6.
ARTICLE IX
EXPENSES
9.1Except as otherwise provided, all expenses of the Reorganization incurred by the Target Fund and the Acquiring Fund, whether incurred before or after the date of this Agreement, will be borne by Touchstone Advisors, Inc. (the investment advisor to the Funds) or an affiliate thereof whether or not the Reorganization is completed. Such expenses include, without limitation, (a) expenses incurred in connection with the entering into and the carrying out of the provisions of this Agreement; (b) expenses associated with the preparation and filing of the Registration Statement under the 1933 Act covering the Acquiring Fund Shares to be issued pursuant to the provisions of this Agreement; (c) registration or qualification fees and expenses of preparing and filing such forms as are necessary under applicable state securities laws to qualify the Acquiring Fund Shares to be issued in each state in which the Target Fund shareholders are residents as of the date of the mailing of the Proxy Statement/Prospectus to such shareholders; (d) postage; (e) printing; (f) accounting fees; (g) legal fees; and (h) shareholder solicitation costs.

9.2    Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of the Target Fund or the Acquiring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1The Acquiring Fund and the Target Fund agree that neither party has made any representation, warranty, or covenant not set forth in this Agreement and that this Agreement constitutes the entire agreement between the Funds.

10.2    The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the Reorganization except for such covenants which, by their terms, are required to be performed following the Closing.

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ARTICLE XI

TERMINATION

11.1This Agreement may be terminated by the mutual agreement of the Acquiring Fund and the Target Fund. In addition, the Trust, on behalf of the Acquiring Fund or the Target Fund, may at its option terminate this Agreement at or prior to the Closing because:

(a)of a breach by any party of any representation, warranty, or agreement contained in this Agreement to be performed at or prior to the Closing, if not cured within thirty (30) days; or

(b)a condition in this Agreement expressed to be precedent to the obligations of the terminating party has not been met, and it reasonably appears that it will not or cannot be met.

11.2    In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Acquiring Fund, the Target Fund, the Trust, or its Trustees or officers to any other party.

ARTICLE XII

AMENDMENTS

12.1This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Trust.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

13.1The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2    This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3    This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts, without giving effect to the conflicts of laws provisions; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

13.4    This Agreement shall bind and inure to the benefit of the Funds and their respective successors and assigns, but no assignment, transfer, or any rights or obligations of this Agreement shall be made by any Fund without the written consent of the other Fund. Nothing in this Agreement, expressed or implied, is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties and their respective successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

13.5    With respect to the Trust, the names used in this Agreement refer respectively to the Trust and the Funds and, as the case may be, the Trustees, as trustees but not individually or personally, acting under the Declaration of Trust which is filed with the Secretary of the Commonwealth of Massachusetts and also on file at the principal office of the Trust. The obligations of the Trust entered into in the name or on behalf of any of the Trustees, representatives, or agents of the Trust, are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders, or representatives of the Trust personally, but bind only the property of the applicable Fund, and all persons dealing with the Target Fund or the Acquiring Fund must look solely to property belonging to the Target Fund or the Acquiring Fund, as the case may be, for the enforcement of any claims against the Target Fund or the Acquiring Fund, respectively.

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[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement, all as of the date first written above.
TOUCHSTONE VARIABLE SERIES TRUST,
on behalf of Touchstone [ ] Fund

By:____________________________                                    Name:
Title:

TOUCHSTONE VARIABLE SERIES TRUST,
on behalf of Touchstone [ ] Fund

By:____________________________                                    Name:
Title:
For purposes of paragraph 9.1 only:
TOUCHSTONE ADVISORS, INC.

By:____________________________                                    Name:
Title:

By:____________________________                                    Name:
Title:

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EXHIBIT B: FUNDAMENTAL AND NON-FUNDAMENTAL INVESTMENT LIMITATIONS
All of the investment policies noted in the tables below are fundamental investment limitations that cannot be changed with respect to a Fund without the consent of the holders of a majority of that Fund’s outstanding shares. The term “majority of the outstanding shares” means the vote of (i) 67% or more of a Fund’s shares present at a meeting, if more than 50% of the outstanding shares of a Fund are present or represented by proxy, or (ii) more than 50% of a Fund’s outstanding shares, whichever is less.
Each Target Fund and Acquiring Fund have the same fundamental investment limitations, which are set forth below. The Focused Fund, Large Cap Core Equity Fund and Common Stock Fund are each non-diversified funds. The Active Bond Fund and Bond Fund are each diversified funds.

Fundamental Investment Limitation (Target Funds and Acquiring Funds)
Senior Securities
The Fund may not issue senior securities except as permitted by the Investment Company Act of 1940 (the “1940 Act”), any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

Borrowing	The Fund may not engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.
Underwriting
The Fund may not underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies.

Concentration of Investments
The Fund may not purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities) if, as a result, more than 25% of the Funds’ total assets would be invested in the securities of companies whose principal business activities are in the same industry.

Real Estate
The Fund may not purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate.

Commodities
The Fund may not purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts.

Loans
The Fund may not make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act.

Diversification (Touchstone Active Bond Fund and Touchstone Bond Fund only)
The Fund may not purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

B-1

With respect to each Fund, the following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:
(1)    Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the Fund.
(2)    Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33⅓% of its total assets (not including temporary borrowings not in excess of 5% of its total assets.)
(3)    Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly. Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.
(4)    Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund’s current investment policy on lending is set forth above.
(5)    Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments and derivative transactions, with appropriate earmarking or segregation of assets to cover such obligation.
Non-fundamental Operating Policies. The Funds have adopted additional restrictions as a matter of “operating policy.” These restrictions are non-fundamental and may be changed by the Board without a shareholder vote. Except for the limitations on borrowings and illiquid securities, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentage resulting from changing market values or other circumstances will not be considered a deviation from a policy.
The following non-fundamental operating policies apply to the Focused Fund, Large Cap Core Equity Fund and the Common Stock Fund.

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	Focused Fund (Target Fund)	Large Cap Core Equity Fund (Target Fund)	Common Stock Fund (Acquiring Fund)
Borrowing
In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, the Fund may borrow money in an amount not exceeding 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

The Fund may not borrow money (including through reverse repurchase agreements or covered dollar rolls involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%.

In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, a Fund may borrow money in an amount not exceeding 33⅓% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

Loans
In complying with the fundamental investment restriction with regard to making loans, the Fund may not make loans if, as a result, more than 33⅓% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Fund’s SAI.

The Fund may not pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund’s total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction.

In complying with the fundamental investment restriction with regard to making loans, a Fund may not make loans if, as a result, more than 33⅓% of its total assets would be lent to other parties, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus or Statement of Additional Information.

Margin	—	The Fund may not purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures.	—

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	Focused Fund (Target Fund)	Large Cap Core Equity Fund (Target Fund)	Common Stock Fund (Acquiring Fund)
Sale of Security the Fund Does Not Own	—	The Fund may not sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.	—
Purchasing for Purposes of Control	—	The Fund may not invest for the purpose of exercising control or management.	—
Other Investment Companies	—
The Fund may not purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company, provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment.
—

B-4

	Focused Fund (Target Fund)	Large Cap Core Equity Fund (Target Fund)	Common Stock Fund (Acquiring Fund)
Illiquid Securities	—
The Fund may not invest more than 15% of the Fund’s net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid in accordance with guidelines approved by the Board of Trustees; and (b) commercial paper that is sold under section 4(a)(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two NRSROs and the Fund’s Board has determined the commercial paper to be liquid in accordance with the guidelines approved by the Fund’s Board of Trustees; or (ii) if only one NRSRO rates the security, the security is rated in one of the two highest categories by that NRSRO and the Fund’s Advisor has determined that the commercial paper is equivalent quality and is liquid in accordance with guidelines approved by the Fund’s Board of Trustees.
—
Unregistered Securities	—	The Fund may not invest more than 10% of the Fund’s total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than securities deemed liquid in accordance with guidelines approved by the Fund’s Board).	—

B-5

	Focused Fund (Target Fund)	Large Cap Core Equity Fund (Target Fund)	Common Stock Fund (Acquiring Fund)
Securities of a Single Issuer	—
The Fund may not purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction.

In complying with the fundamental investment restriction regarding issuer diversification, a Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer.

Short Sales	—	The Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time.	—
Options	—	The Fund may not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund’s aggregate investment in such classes of securities will exceed 5% of its total assets.(1)	—

(1)
The Large Cap Core Equity Fund may not write puts and calls on securities unless the following conditions are met. (a) the security underlying the put or call is within the investment policies of the Fund and the option is issued by the OCC, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Fund’s net assets; (c) the securities subject to the exercise of the call written by the Fund must be owned by the Fund at the time the call is sold and must continue to be owned by the Fund until the call has been exercised, has lapsed, or the Fund has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Fund’s obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Fund establishes a segregated account with its custodian consisting of cash or liquid securities equal in value to the amount the Fund will be obligated to pay upon

B-6

exercise of the put (this account must be maintained until the put is exercised, has expired, or the Fund has purchased a closing put, which is a put of the same series as the one previously written).
The Fund may not buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Fund’s total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Fund’s total assets.
The following non-fundamental operating policies apply to the Active Bond Fund and the Bond Fund. The Active Bond Fund and the Bond Fund have the same non-fundamental operating policies.

Non-Fundamental Operating Policies (Active Bond Fund and Bond Fund)
Borrowing
The Fund may not borrow money (including through reverse repurchase agreements or covered dollar rolls involving mortgage-backed securities or similar investment techniques entered into for leveraging purposes), except that the Fund may borrow for temporary or emergency purposes up to 10% of its total assets; provided, however, that no Fund may purchase any security while outstanding borrowings exceed 5%.

Collateral
The Fund may not pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund’s total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction.

Margin
The Fund may not purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures.

Sale of Security the Fund Does Not Own
The Fund may not sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

Purchasing for Purposes of Control	The Fund may not invest for the purpose of exercising control or management.
Other Investment Companies
The Fund may not purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company, provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment.

B-7

Non-Fundamental Operating Policies (Active Bond Fund and Bond Fund)
Illiquid Securities
The Fund may not invest more than 15% of the Fund’s net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid in accordance with guidelines approved by the Board of Trustees; and (b) commercial paper that is sold under section 4(a)(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two NRSROs and the Fund’s Board has determined the commercial paper to be liquid in accordance with the guidelines approved by the Fund’s Board of Trustees; or (ii) if only one NRSRO rates the security, the security is rated in one of the two highest categories by that NRSRO and the Fund’s Advisor has determined that the commercial paper is equivalent quality and is liquid in accordance with guidelines approved by the Fund’s Board of Trustees.

Unregistered Securities
The Fund may not invest more than 10% of the Fund’s total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than securities deemed liquid in accordance with guidelines approved by the Fund’s Board).

10% of Any Class of Securities of an Issuer
The Fund may not purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction.

Short Sales
The Fund may not make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time.

Options
The Fund may not purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund’s aggregate investment in such classes of securities will exceed 5% of its total assets.

B-8

EXHIBIT C: CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
The shareholders of the Target Fund at the close of business on the Record Date will be entitled to be present and vote at the Special Meeting with respect to shares of the Target Fund owned as of the Record Date. As of the Record Date, the total number of shares of each of the Target Fund and the Acquiring Fund outstanding and, in the case of the Target Fund, entitled to vote was as follows:

Number of Shares
Focused Fund
Large Cap Core Equity Fund
Common Stock Fund
Active Bond Fund
Bond Fund

As of the Record Date, each Fund offers a single class of shares and the Officers and Trustees of the Trust owned less than 1% of each Fund.
For each Fund, the following tables set forth the percentage of ownership of each person who, as of the Record Date, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of the indicated class of shares of the Fund. The tables also set forth the estimated percentage of Class SC shares of each Acquiring Fund that would have been owned by such parties assuming the Reorganization had occurred on the Record Date. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act and may be able to determine the outcome of a shareholder meeting. Such control may affect the voting rights of other shareholders. As of the date of this Joint Proxy Statement/Prospectus, each Fund offers only one class of shares. Class SC shares of the Common Stock Fund and the Bond Fund are expected to commence operations on or about July 5, 2019.
Reorganization of Focused Fund and Large Cap Core Equity Fund into Common Stock Fund

Fund	Name and Address of Owner	Number of Shares Owned	% Owner-ship of Fund	% Ownership of Common Stock Fund, Class SC— after Focused Fund Re-organization (pro forma)	% Ownership of Common Stock Fund, Class SC— after Large Cap Core Equity Fund Re-organization (pro forma)	% Ownership of Common Stock Fund, Class SC— after both Re-organizations (pro forma)
Focused Fund
Large Cap Core Equity Fund
Common Stock Fund

Reorganization of Active Bond Fund into Bond Fund

C-1

Fund	Name and Address of Owner	Number of Shares Owned	% Owner-ship of Fund	% Ownership of Bond Fund, Class SC— after Re-organization (pro forma)
Active Bond Fund
Bond Fund

TSF-2506-1904

C-2

The information contained in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell these securities, and it is not a solicitation of an offer to buy these securities, in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION
DATED APRIL 30, 2019

STATEMENT OF ADDITIONAL INFORMATION

Relating to the Reorganizations of the Target Funds and Acquiring Funds (as defined below)
each a series of
TOUCHSTONE VARIABLE SERIES TRUST
303 Broadway, Suite 1100
Cincinnati, Ohio 45202
(800) 543-0407

[•], 2019

This Statement of Additional Information (“SAI”), which is not a prospectus, supplements and should be read in conjunction with the Joint Proxy Statement/Prospectus dated [__], 2019, relating specifically to the proposed reorganization of each of Touchstone Focused Fund, Touchstone Large Cap Core Equity Fund, and Touchstone Active Bond Fund (each, a “Target Fund” and collectively, the “Target Funds”) into corresponding series of Touchstone Variable Series Trust as set forth in the table below under the heading Acquiring Funds (each, an “Acquiring Fund” and collectively, the “Acquiring Funds”).

Target Fund	Proposed to be Reorganized into	Acquiring Fund
Touchstone Focused Fund	à	Touchstone Common Stock Fund
Touchstone Large Cap Core Equity Fund	à	Touchstone Common Stock Fund
Touchstone Active Bond Fund	à	Touchstone Bond Fund

Each proposed reorganization is to occur pursuant to an Agreement and Plan of Reorganization, which is discussed in more detail in the Joint Proxy Statement/Prospectus. A copy of the Joint Proxy Statement/Prospectus may be obtained without charge by calling or writing to Touchstone Variable Series Trust (the “Trust”) at the telephone number or address set forth above or by visiting the Touchstone website at TouchstoneInvestments.com/Resources.

TABLE OF CONTENTS

Page

A. General Information	1

B. Incorporation by Reference	1

C. Pro Forma Financial Information (Unaudited)	1

ATTACHMENT A: ADDITIONAL INFORMATION ABOUT CLASS SC SHARES OF THE ACQUIRING FUNDS	A-1

A.    General Information
This SAI relates to the proposed reorganization of each Target Fund, which will be accomplished by (i) the transfer of all the assets of the Target Fund to the corresponding Acquiring Fund in exchange solely for Class SC shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Target Fund; (ii) the pro rata liquidating distribution to the Target Fund’s shareholders of the shares of the Acquiring Fund; and (iii) the termination of the Target Fund (each, a “Reorganization” and collectively, the “Reorganizations”). The closing of each Reorganization is subject to the satisfaction or waiver of customary closing conditions, including that shareholders of each Target Fund must approve the Reorganization of their Target Fund. If a Target Fund does not obtain the requisite shareholder approval or if other closing conditions are not satisfied or waived, the closing of that Target Fund’s Reorganization will not occur. The Reorganizations, as set forth in the table below, are expected to be completed on or about July 12, 2019. The completion of one Reorganization is not contingent upon the completion of any other Reorganization.

Target Fund	Proposed to be Reorganized into	Acquiring Fund
Touchstone Focused Fund	à	Touchstone Common Stock Fund
Touchstone Large Cap Core Equity Fund	à	Touchstone Common Stock Fund
Touchstone Active Bond Fund	à	Touchstone Bond Fund

Further information is included in the Joint Proxy Statement/Prospectus and in the documents listed below, which are incorporated by reference into this SAI. Copies of the Joint Proxy Statement/Prospectus and the documents listed below may be obtained upon request, and without charge, on the EDGAR database on the SEC’s Internet site at http://www.sec.gov., by writing to Touchstone Variable Series Trust at P.O. Box 9878, Providence, RI 02940, by calling (800) 543-0407 toll-free, or by visiting TouchstoneInvestments.com/Resources. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov.

B.    Incorporation by Reference
This SAI incorporates by reference the following documents:

(1)
Prospectus, only insofar as it relates to the Touchstone Focused Fund (the “Focused Fund”), Touchstone Large Cap Core Equity Fund (the “Large Cap Core Equity Fund”), Touchstone Active Bond Fund (the “Active Bond Fund”), Touchstone Common Stock Fund (the “Common Stock Fund”), and Touchstone Bond Fund (the “Bond Fund”) dated April 30, 2019, as supplemented through the date of this SAI (previously filed on EDGAR, File Nos. 33-76566 and 811-8416; Accession No. 0000920547-19-000008).

(2)
Statement of Additional Information, only insofar as it relates to the Focused Fund, Large Cap Core Equity Fund, Active Bond Fund, Common Stock Fund, and Bond Fund dated April 30, 2019, as supplemented through the date of this SAI (File Nos. 33-76566 and 811-8416; Accession No. 0000920547-19-000008).

(3)
Annual Report, only insofar as it relates to the Focused Fund, Large Cap Core Equity Fund, Active Bond Fund, Common Stock Fund, and Bond Fund for the fiscal year ended December 31, 2018 (File No. 33-76566; Accession No. 0001144204-19-010473).

C.    Pro Forma Financial Information (Unaudited)
The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial conditions that actually would have resulted if the Reorganizations had been consummated. These pro forma numbers have been estimated in good faith based on information regarding each

Target Fund and corresponding Acquiring Fund as of and for the twelve-month period ended December 31, 2018. The accompanying unaudited pro forma financial information should be read in conjunction with the financial statements of the Target Funds and Acquiring Funds included in the December 31, 2018 annual report.

Narrative Description of the Pro Forma Effects of the Reorganizations
Note 1—Reorganization
The unaudited pro forma information has been prepared to give effect to each proposed Reorganization pursuant to each Target Fund’s Agreement and Plan of Reorganization (the “Plan”) as if the Reorganization had occurred on December 31, 2018.

Target Fund	Acquiring Fund
Touchstone Focused Fund	Touchstone Common Stock Fund
Touchstone Large Cap Core Equity Fund	Touchstone Common Stock Fund
Touchstone Active Bond Fund	Touchstone Bond Fund

Note 2—Basis of Pro Forma
Each Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by a Target Fund or its shareholders as a direct result of such Target Fund’s Reorganization. Each Target Fund and Acquiring Fund are series of the same registered open-end management investment company. Each Reorganization will be accomplished by the transfer of all the assets and all the liabilities of the Target Fund to the corresponding Acquiring Fund in exchange for Class SC shares of the Acquiring Fund, and the pro-rata distribution of such Acquiring Fund shares to the shareholders of the Target Fund in complete liquidation and termination of the Target Fund.

The tables below show, for each Reorganization, the number of Class SC shares of the Acquiring Fund that Target Fund shareholders would have received had the Reorganization occurred on December 31, 2018. The completion of one Reorganization is not contingent upon the completion of any other Reorganization.

Reorganization of Focused Fund into Common Stock Fund

Target Fund	Touchstone Common Stock Fund Class SC Shares Issued
Touchstone Focused Fund	7,010,026

Reorganization of Large Cap Core Equity Fund into Common Stock Fund

Target Fund	Touchstone Common Stock Fund Class SC Shares Issued
Touchstone Large Cap Core Equity Fund	3,543,519

Reorganization of Focused Fund and Large Cap Core Equity Fund into Common Stock Fund

Target Fund	Touchstone Common Stock Fund Class SC Shares Issued
Touchstone Focused Fund	7,010,026
Touchstone Large Cap Core Equity Fund	3,543,519

Reorganization of Active Bond Fund into Bond Fund

Target Fund	Touchstone Bond Fund Class SC Shares Issued
Touchstone Active Bond Fund	6,063,920

In accordance with U.S. generally accepted accounting principles, for financial reporting purposes, the historical cost basis of the investments received from each Target Fund will be carried forward to align with ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the corresponding Acquiring Fund). The tables below set forth the net assets of each Fund and the pro forma net assets of the combined Fund as of December 31, 2018.

Reorganization of Focused Fund into Common Stock Fund

Fund	Net Assets	As of Date
Touchstone Focused Fund (Target Fund)	$51,059,518	December 31, 2018
Touchstone Common Stock Fund (Acquiring Fund)	$124,796,324	December 31, 2018
Touchstone Common Stock Fund (Pro Forma Fund)	$175,855,842	December 31, 2018

Reorganization of Large Cap Core Equity Fund into Common Stock Fund

Fund	Net Assets	As of Date
Touchstone Large Cap Core Equity Fund (Target Fund)	$25,810,226	December 31, 2018
Touchstone Common Stock Fund (Acquiring Fund)	$124,796,324	December 31, 2018
Touchstone Common Stock Fund (Pro Forma Fund)	$150,606,550	December 31, 2018

Reorganization of Focused Fund and Large Cap Core Equity Fund into Common Stock Fund

Fund	Net Assets	As of Date
Touchstone Focused Fund (Target Fund)	$51,059,518	December 31, 2018
Touchstone Large Cap Core Equity Fund (Target Fund)	$25,810,226	December 31, 2018
Touchstone Common Stock Fund (Acquiring Fund)	$124,796,324	December 31, 2018
Touchstone Common Stock Fund (Pro Forma Fund)	$201,666,068	December 31, 2018

Reorganization of Active Bond Fund into Bond Fund

Fund	Net Assets	As of Date
Touchstone Active Bond Fund (Target Fund)	$55,748,751	December 31, 2018
Touchstone Bond Fund (Acquiring Fund)	$41,808,140	December 31, 2018
Touchstone Bond Fund (Pro Forma Fund)	$97,556,891	December 31, 2018

Note 3—Pro Forma Expense Adjustments
Reorganization of Focused Fund into Common Stock Fund:
The table below reflects adjustments to annual expenses made to the pro forma financial information of the combined Common Stock Fund as if the Reorganization of the Focused Fund into the Common Stock Fund had been in effect on the first day of the twelve-month period ended December 31, 2018 using the fees and expenses information shown in the Joint Proxy Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Focused Fund and the Common Stock Fund and has been prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the pro forma combined Common Stock Fund average daily net assets for the 12-

month period ended December 31, 2018. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

Fee and Expense Increase (Decrease) of Common Stock Fund After Reorganization of Focused Fund
into Common Stock Fund

Net Expense Category	Dollar Amount	Percentage
Investment Advisory Fees(1)	($124,393)	(0.0594)%
Professional Fees(2)	($23,881)	(0.0114)%
Trustee Fees(2)	($11,946)	(0.0057)%
Other Expenses(2)	($14,634)	(0.0070)%
Reimbursements(3)	$4,154	0.0020%
Total Pro Forma Net Expense Adjustment	($170,700)	(0.0815)%

(1) Reflects the impact of applying the Acquiring Fund’s investment advisory fee rates to the combined Acquiring Fund’s average net assets.
(2) Reflects the anticipated reduction of certain expenses as a result of the Reorganization.
(3) Reflects the decrease in expense reimbursement payments the investment advisor would have made to the combined Acquiring Fund as if the Reorganization had occurred on the first day of the twelve-month period ended December 31, 2018.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Common Stock Fund are expected as a result of the Reorganization.

Reorganization of Large Cap Core Equity Fund into Common Stock Fund:
The table below reflects adjustments to annual expenses made to the pro forma financial information of the combined Common Stock Fund as if the Reorganization of the Large Cap Core Equity Fund into the Common Stock Fund had been in effect on the first day of the twelve-month period ended December 31, 2018 using the fees and expenses information shown in the Joint Proxy Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Large Cap Core Equity Fund and the Common Stock Fund and has been prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the pro forma combined Common Stock Fund average daily net assets for the 12-month period ended December 31, 2018. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

Fee and Expense Increase (Decrease) of Common Stock Fund After Reorganization of
Large Cap Core Equity Fund into Common Stock Fund

Net Expense Category	Dollar Amount	Percentage
Investment Advisory Fees(1)	($46,212)	(0.0256)%
Professional Fees(2)	($21,204)	(0.0118)%
Trustee Fees(2)	($11,946)	(0.0066)%
Other Expenses(2)	($14,765)	(0.0082)%
Reimbursements(3)	$34,146	0.0189%
Total Pro Forma Net Expense Adjustment	($59,981)	(0.0333)%

(1) Reflects the impact of applying the Acquiring Fund’s investment advisory fee rates to the combined Acquiring Fund’s average net assets.
(2) Reflects the anticipated reduction of certain expenses as a result of the Reorganization.
(3) Reflects the decrease in expense reimbursement payments the investment advisor would have made to the combined Acquiring Fund as if the Reorganization had occurred on the first day of the twelve-month period ended December 31, 2018.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Common Stock Fund are expected as a result of the Reorganization.

Reorganization of Focused Fund and Large Cap Core Equity Fund into Common Stock Fund:
The table below reflects adjustments to annual expenses made to the pro forma financial information of the combined Common Stock Fund as if the Reorganizations of the Focused Fund and the Large Cap Core Equity Fund into the Common Stock Fund had both been in effect on the first day of the twelve-month period ended December 31, 2018 using the fees and expenses information shown in the Joint Proxy Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Focused Fund, Large Cap Core Equity Fund, and the Common Stock Fund and has been prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the pro forma combined Common Stock Fund average daily net assets for the 12-month period ended December 31, 2018. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganizations.

Fee and Expense Increase (Decrease) of Common Stock Fund After Reorganizations of Focused Fund
and Large Cap Core Equity Fund into Common Stock Fund

Net Expense Category	Dollar Amount	Percentage
Investment Advisory Fees(1)	($186,009)	(0.0774)%
Professional Fees(2)	($45,085)	(0.0188)%
Trustee Fees(2)	($26,492)	(0.0110)%
Other Expenses(2)	($32,265)	(0.0134)%
Reimbursements(3)	$48,841	0.0203%
Total Pro Forma Net Expense Adjustment	($241,010)	(0.1003)%

(1) Reflects the impact of applying the Acquiring Fund’s investment advisory fee rates to the combined Acquiring Fund’s average net assets.
(2) Reflects the anticipated reduction of certain expenses as a result of the Reorganization.
(3) Reflects the decrease in expense reimbursement payments the investment advisor would have made to the combined Acquiring Fund as if the Reorganization had occurred on the first day of the twelve-month period ended December 31, 2018.

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Common Stock Fund are expected as a result of the Reorganizations.

Reorganization of Active Bond Fund into Bond Fund:
The table below reflects adjustments to annual expenses made to the pro forma financial information of the combined Bond Fund as if the Reorganization of the Active Bond Fund into the Bond Fund had been in effect on the first day of the twelve-month period ended December 31, 2018 using the fees and expenses information shown in the Joint Proxy Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Active Bond Fund and the Bond Fund and has been prepared in accordance with U.S. generally accepted accounting principles, which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the pro forma combined Bond Fund average daily net assets for the 12-month period ended December 31, 2018. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

Fee and Expense Increase (Decrease) of Bond Fund After Reorganization of
Active Bond Fund into Bond Fund

Net Expense Category	Dollar Amount	Percentage
Professional Fees(1)	($25,276)	(0.0251)%
Trustee Fees(1)	($11,946)	(0.0119)%
Other Expenses(1)	($23,335)	(0.0232)%
Reimbursements(2)	$15,795	0.0157%
Total Pro Forma Net Expense Adjustment	($44,762)	(0.0445)%

(1) Reflects the anticipated reduction of certain expenses as a result of the Reorganization.
(2) Reflects the decrease in expense reimbursement payments the investment advisor would have made to the combined Acquiring Fund as if the Reorganization had occurred on the first day of the twelve-month period ended December 31, 2018.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. No significant changes to any existing contracts of the Bond Fund are expected as a result of the Reorganization.

Note 4—Portfolio Repositioning
Prior to the Reorganizations, no Target Fund is not expected to sell any of its portfolio securities in connection with such Target Fund’s Reorganization.

Any sales by the Common Stock Fund of portfolio securities received from the Focused Fund are expected to be de minimis, although the Common Stock Fund will make sales in the ordinary course of its business.

After the Reorganization of the Large Cap Core Equity Fund into the Common Stock Fund, it is estimated that the Common Stock Fund will sell approximately 70% of the Large Cap Core Equity Fund’s investment portfolio as of December 31, 2018. It is estimated that such portfolio repositioning would have resulted in brokerage commissions or other transaction costs of approximately $128,529, or approximately $0.0062 per share, for the Common Stock Fund if such sales occurred on December 31, 2018. These transaction costs represent expenses of the Common Stock Fund that are not subject to the Fund’s expense cap and will be borne by the Common Stock Fund and indirectly borne by its shareholders. Sales of portfolio securities may increase the net investment income and net capital gains to be distributed by the Common Stock Fund as a taxable dividend to its shareholders (including former Large Cap Core Equity Fund shareholders, and also former shareholders of the Focused Fund if the Reorganization of the Focused Fund into the Common Stock Fund is also completed) following the Reorganization of the Large Cap Core Equity Fund. Because shares of the Funds must be purchased through separate accounts used to fund variable life and variable annuity insurance contracts, such dividends and distributions will be exempt from current taxation by contract holders if left to accumulate within a separate account.

Any sales by the Bond Fund of portfolio securities received from the Active Bond Fund are expected to be de minimis, although the Bond Fund will make sales in the ordinary course of its business.

Note 5—Reorganization Costs
Touchstone Advisors, Inc. estimates that expenses for the Reorganizations will be approximately $110,000. These costs represent management’s estimate of professional services fees, printing costs and mailing charges related to the Reorganizations and do not include brokerage transaction costs associated with any portfolio repositioning discussed in Note 4. Touchstone Advisors, Inc., and not any Target Fund or Acquiring Fund, will pay the costs of the Reorganizations whether or not any or all of the Reorganizations are completed.

Note 6—Accounting Survivor
For each Reorganization, the Acquiring Fund will be the accounting survivor and the surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 7—Capital Loss Carryforwards
As of December 31, 2018, for federal income tax purposes, the Focused Fund, Large Cap Core Equity Fund and Common Stock Fund did not have any capital loss carryforwards. As of December 31, 2018, for federal income tax purposes, the Active Bond Fund and Bond Fund had capital loss carryforwards of $2,362,180 and $3,738,542, respectively, which are not subject to expiration.

ATTACHMENT A: ADDITIONAL INFORMATION ABOUT CLASS SC SHARES
OF THE ACQUIRING FUNDS

THE TRUST AND THE FUNDS

The Trust is a Massachusetts business trust organized on February 7, 1994. This SAI relates to Class SC shares of the Touchstone Bond Fund (the "Bond Fund") and the Touchstone Common Stock Fund (the "Common Stock Fund"), which are expected to commence operations on or about July 5, 2019. Each is a “Fund,” and collectively, the “Funds.”  The Common Stock Fund is an open-end, non-diversified, management investment company.  The Bond Fund is an open-end, diversified, management investment company.

Touchstone Advisors, Inc. (the “Advisor” or "Touchstone Advisors") is the investment advisor and administrator for each Fund.  The Advisor has selected one or more sub-advisor(s) to manage, on a daily basis, the assets of each Fund.  The Advisor has sub-contracted certain of the Trust complex's administrative and accounting services to The Bank of New York Mellon and the Trust complex's transfer agent services to BNY Mellon Investment Servicing (US) Inc. (collectively referred to herein as “BNY Mellon”).  Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) is the principal distributor of the Funds’ shares.  The Distributor is an affiliate of the Advisor.

The Funds offer two separate classes of shares: Class I and Class SC. This SAI relates to Class SC shares of the Funds. The Funds' Class I shares are offered in a separate prospectus and SAI. The shares of a Fund represent an interest in the same assets of that Fund. The shares have the same rights and are identical in all material respects except that (i) each class of shares may bear different (or no) distribution fees; (ii) each class of shares may be subject to different (or no) sales charges; (iii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees incurred by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; (iv) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements; and (v) certain classes offer different features and services to shareholders and may have different investment minimums. The Board of Trustees (the “Board”) may classify and reclassify the shares of the Fund into additional classes of shares at a future date.

Under Massachusetts law, under certain circumstances, shareholders of a Massachusetts business trust could be deemed to have the same type of personal liability for the obligations of the Trust, as does a partner of a partnership.  However, numerous investment companies registered under the Investment Company Act of 1940, as amended (the “1940 Act”) have been formed as Massachusetts business trusts, and the Trust is not aware of an instance where such result has occurred.  In addition, the Trust’s Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and also provides for the indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust.  Moreover, it provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon.  As a result, and particularly because the Trust assets are readily marketable and ordinarily substantially exceed liabilities, management believes that the risk of shareholder liability is slight and limited to circumstances in which the Trust itself would be unable to meet its obligations.  Management believes that, in view of the above, the risk of personal liability is remote.  Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust.  The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

History of the Funds

On October 27, 2017, the assets and liabilities of the predecessor funds listed below (together, the "Predecessor Funds") were acquired by the corresponding Fund in tax-free reorganizations as set forth in an agreement and plan of reorganization (the “Reorganizations”) between the Trust, on behalf of each Fund, and Sentinel Variable Products Trust, on behalf of each Predecessor Fund. As a result of the Reorganizations, the performance and accounting history of each Predecessor Fund was assumed by the corresponding Fund.  Financial and performance information included prior to October 27, 2017 is that of the Predecessor Funds. The Funds listed below did not operate prior to the Reorganizations.

Predecessor Funds	Funds
Sentinel Variable Products Bond Fund	Bond Fund
Sentinel Variable Products Common Stock Fund	Common Stock Fund

On April 22, 2019, the existing shares of the Funds were re-designated as Class I shares. Class SC shares of the Funds are expected to commence operations on or about July 5, 2019.

PERMITTED INVESTMENTS AND RISK FACTORS

Each Fund’s principal strategy and principal risks are described in the prospectus.  The following supplements the information contained in the prospectus concerning each Fund’s principal strategy and principal risks.  In addition, although not principal strategies of the Funds, the Funds may invest in other types of securities and engage in other investment practices as described in the prospectus or in this SAI.  Unless otherwise indicated, each Fund is permitted to invest in each of the investments listed below, or engage in each of the investment techniques listed below consistent with the Fund’s investment goals, investment limitations, policies and strategies.  In addition to the investment limitations set forth under the section of this SAI entitled "Investment Limitations", the investment limitations below are considered to be non-fundamental policies, which may be changed at any time by a vote of the Trust’s Board, unless designated as a “fundamental” policy.  In addition, any stated percentage limitations are measured at the time of the purchase of a security.

The following provides additional information about the investments of each Fund, as applicable.

ADRs, ADSs, EDRs, CDRs, and GDRs. The Funds may invest in American Depositary Receipts (“ADRs”) and other similar instruments. ADRs and American Depositary Shares (“ADSs”) are U.S. dollar-denominated receipts typically issued by domestic banks or trust companies that represent the deposit with those entities of securities of a foreign issuer. They are publicly traded on exchanges or over-the-counter in the United States. European Depositary Receipts (“EDRs”), which are sometimes referred to as Continental Depositary Receipts (“CDRs”), and Global Depositary Receipts (“GDRs”) may also be purchased by the Funds. EDRs, CDRs and GDRs are generally issued by foreign banks and evidence ownership of either foreign or domestic securities. Certain institutions issuing ADRs, ADSs, GDRs, CDRs or EDRs may not be sponsored by the issuer of the underlying foreign securities. A non-sponsored depositary may not provide the same shareholder information that a sponsored depositary is required to provide under its contractual arrangements with the issuer of the underlying foreign securities. Holders of an unsponsored depositary receipt generally bear all the costs of the unsponsored facility. All Funds may invest in ADRs, ADSs, EDRs, CDRs and GDRs. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through to the holders of the receipts voting rights with respect to the deposited securities.

Asset-Backed Securities (“ABS”). ABS are securities whose assets consist of a pool of motor vehicle retail installment sales contracts and security interests in the vehicles securing the contracts or a pool of credit card loan receivables.  The credit quality of an asset-backed security transaction depends on the performance of the underlying assets.  To protect ABS investors from the possibility that some borrowers could miss payments or even default on their loans, ABS include various forms of credit enhancement.  Some ABS are subject to interest-rate risk and prepayment risk.  A change in interest rates can affect the pace of payments on the underlying loans, which in turn, affects total return on the securities.  ABS also carry credit or default risk.  If many borrowers on the underlying loans default, losses could exceed the credit enhancement level and result in losses to investors in an ABS transaction.  Finally, ABS have structure risk due to a unique characteristic known as early amortization, or early payout, risk.  Built into the structure of most ABS are triggers for early payout, designed to protect investors from losses.  These triggers are unique to each transaction and can include: a steep increase in defaults on the underlying loans, a sharp drop in the credit enhancement level, or even the bankruptcy of the originator.  Once early amortization begins, all incoming loan payments (after expenses are paid) are used to pay investors as quickly as possible based upon a predetermined priority of payment.

The Bond Fund may invest in certain ABS.

Borrowing and Leveraging. Each Fund may borrow money from banks or from other lenders to the extent permitted by applicable law, for temporary or emergency purposes and to meet redemptions and may pledge assets to secure such borrowings.  In addition, each Fund may enter into reverse repurchase agreements that are treated as borrowings by the Fund.  The 1940 Act requires the Funds to maintain asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of at least 300% for all such borrowings.  If at any time the value of a Fund’s assets should fail to meet this 300% coverage test, the Fund, within 3 days (not including Sundays and holidays), will reduce the amount of its borrowings to the extent necessary to meet this test.  A Fund will not make any borrowing or enter into a reverse repurchase agreement or dollar roll transaction that would cause its outstanding borrowings to exceed one-third of the value of its total assets.

Leveraging a Fund through borrowing or other means (e.g., certain uses of derivatives) creates an opportunity for increased net income, but, at the same time, creates special risk considerations. Leveraging creates interest expenses for a Fund which could exceed the income from the assets retained. To the extent the income derived from securities purchased with borrowed funds exceeds the interest that a Fund will have to pay, a Fund’s net income will be greater than if leveraging were not used. Conversely, if the income from the assets retained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of a Fund will be less than if leveraging were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. Interest rate arbitrage transactions, reverse repurchase agreements and dollar roll transactions create leverage and must be fully collateralized by assets segregated or earmarked by the Fund’s custodian or otherwise “covered.” In an interest rate arbitrage transaction, a Fund borrows money at one interest rate and lends the proceeds at another, higher interest rate. These leverage transactions involve a number of risks; including the risk that the borrower will fail or otherwise become insolvent or that there will be a significant change in prevailing interest rates. The funds may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing.

To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so.  In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial.  The interest paid by a Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.

Certain of the Funds have adopted non-fundamental limitations which restrict when and to what degree the Funds can engage in borrowing.  See the section entitled “Investment Restrictions” below.

Borrowing creates leverage, which magnifies the potential for gain or loss on a Fund’s portfolio securities and, therefore, if employed, increases the possibility of fluctuation in its net asset value.

Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Certificates of deposit are debt instruments issued by banks with a fixed or floating interest rate and a specified maturity date.  The issuer agrees to pay the principal amount plus interest to the holder on the maturity date of the certificate.  Certificates of deposit can usually be traded in the secondary market prior to maturity.  Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.  Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate.  Investments in time deposits maturing in more than seven days will be subject to each Fund’s restrictions on illiquid investments.

Collateralized Loan Obligations (“CLOs”). A CLO is a type of asset-backed security that is an obligation of a trust typically collateralized by pools of loans, which may include domestic and foreign senior secured and unsecured loans and subordinate corporate loans, including loans that may be rated below investment grade, or equivalent unrated loans.

The cash flows from the trust are split into two or more portions, called tranches, which vary in risk and yield. The riskier portion is the residual, or “equity,” tranche, which bears some or all of the risk of default by the loans in the trust, and therefore protects the other more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche of a CLO trust typically has higher ratings and lower yields than its underlying securities, and can be rated investment grade. Despite the protection provided by the equity tranche, senior CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, the total loss of the equity tranche due to losses in the collateral, market anticipation of defaults, fraud by the trust, and the illiquidity of CLO securities.

Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.  For a description of commercial paper ratings, see Appendix A.

Commodity Futures Trading Commission Regulation. The Dynamic Equity Fund, Credit Opportunities Fund, Flexible Income Fund, each a series of the Touchstone Strategic Trust, the Active Bond Fund, a series of the Trust and the Advisor have claimed exclusion or exemption from registering with the Commodity Futures Trading Commission (the “CFTC”). The Funds currently intend to comply with Rule 4.5 under the Commodity Exchange Act (the “CEA”), which allows a mutual fund to be conditionally excluded from the definition of the term “commodity pool.” Similarly, so long as the Funds satisfy this conditional exclusion, the Advisor intends to comply with Rule 4.5, which allows the Advisor to be conditionally excluded from the definition of “commodity pool operator” (“CPO”), and Rule 4.14(a)(5), which provides a conditional exemption from registering as a “commodity trading advisor.” The Advisor, on behalf of the Funds and itself, has filed a claim with the CFTC claiming the CPO exemption. Therefore, neither the Funds nor the Advisor expect to become subject to registration under the CEA.

Common Stocks. Common stocks are securities that represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the board of directors of the issuing company.

Convertible Securities. Convertible securities are corporate securities that are exchangeable for a set number of another security at a pre-stated price.  Convertible securities typically have characteristics of both fixed-income and equity securities.  Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions.

Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock.  Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities.

While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock.  Convertible securities entail less credit risk than the issuer’s common stock.

Corporate Bonds. Corporations issue bonds and notes to raise money for working capital or for capital expenditures such as plant construction, equipment purchases and expansion. In return for the money loaned to the corporation by investors, the corporation promises to pay investors interest, and repay the principal amount of the bond or note.

Covered Dollar Rolls. The Bond Fund may enter into dollar rolls (also referred to as forward roll transactions) in which the Fund sells mortgage-based or other fixed-income securities and simultaneously commits to repurchase substantially similar, but not identical, securities on a specified future date.  In a simple dollar roll transaction, the cash proceeds from this sale will be reinvested in high quality, short-term instruments, the maturity of which will coincide with the settlement date of the roll transaction.  A strategy may also be used with respect to the dollar roll, where a series of 6 to 12 consecutive dollar roll transactions (approximately 30 days per transaction) are executed.  This allows the Fund to purchase a slightly longer duration security with the cash proceeds from the sale and capitalize on potentially higher available yields.  The additional duration from this strategy would be minimal.

The Fund will not use such transactions for leveraging purposes and, accordingly, at the time the Fund enters into a dollar roll, it will segregate liquid assets to satisfy its obligation for the forward commitment to buy the securities.  The value of such segregated assets must be at least equal to the value of the forward commitment or repurchase obligation (principal plus accrued interest), as applicable.  The segregated assets effectively collateralize the Fund’s right to receive the securities at the end of the roll period, and also serve to minimize the leveraging effect of the transaction.

In the case of dollar rolls involving mortgage-related securities, the mortgage-related securities that are purchased typically will be of the same type and will have the same or similar interest rate and maturity as those sold, but will be supported by different pools of mortgages.  The Fund forgoes principal and interest, including prepayments, paid during the roll period on the securities sold in a dollar roll, but it is compensated by the difference between the current sales price and the price for the future purchase as well as by any interest earned on the proceeds of the securities sold.  The Fund could also be compensated through receipt of fee income.  Dollar rolls may be renewed over a period of several months with a different repurchase price and a cash settlement made at each renewal without physical delivery of securities.  Moreover, the transaction may be preceded by a firm commitment agreement pursuant to which the Fund agrees to buy a security on a future date.

Dollar roll transactions are considered to be borrowings by the Fund and the use of such transactions will be subject to the Fund’s investment limitations on borrowings.  See “Borrowing” and “Investment Restrictions.”

The risks associated with dollar rolls are market risk, since the price of the securities could drop lower than the agreed upon repurchase price during the roll period, or the securities that the Fund is required to repurchase may be worth less than the securities that the Fund originally held; and credit risk, since the counterpart to the transaction could fail to deliver the securities.  If the counter-party to which the Fund sells the securities becomes insolvent, the Fund’s right to purchase or repurchase the securities may be restricted.  Finally, there can be no assurance that the Fund’s use of the cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.  Further, although the Fund can estimate the amount of expected principal prepayment over the term of the dollar roll, a variation in the actual amount of prepayment could increase or decrease the cost of the Funds’ borrowing.

Custodial Receipts. Custodial receipts or certificates, such as Certificates of Accrual on U.S. Treasury Securities (“CATS”), U.S. Treasury Investors Growth Receipts (“TIGRs”) and Financial Corporation Certificates (“FICO Strips”), are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities.  The underwriters of these certificates or receipts purchase a U.S. government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic un-matured coupon payments and the final principal payment on the U.S. government security.  Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. government securities, described below.  Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, the Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer.  Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer.  In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

Cyber Security Risk.  The Funds and their service providers may be subject to operational and information security risks resulting from cyber security breaches.  Cyber security breaches may result from deliberate cyber attacks, although unintentional events may have effects similar to those caused by cyber attacks.  Cyber attacks may include the stealing or corrupting of data maintained online or digitally, denial-of-service attacks on Fund websites, the unauthorized release of confidential information or other operational disruption. Successful cyber attacks against, or security breaches of, a Fund or the Advisor, a sub-advisor, Touchstone Securities, custodians, the transfer agent, selling agents and/or other third party service providers may adversely impact the Fund or its shareholders.  Similar types of cyber security risks are also present for issuers of securities or other instruments in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause the Funds’ investment therein to lose value.

Derivatives.  A Fund may, but is not required to, use derivative instruments for any of the following purposes:

•	To hedge against adverse changes, caused by changing interest rates, stock market prices or currency exchange rates in the market value of securities held by or to be bought for a Fund;

•	As a substitute for purchasing or selling securities;

•	To shorten or lengthen the effective portfolio maturity or duration;

•	To enhance a Fund’s potential gain in non-hedging or speculative situations; or

•	To lock in a substantial portion of the unrealized appreciation in a stock without selling it.

A derivative instrument will obligate or entitle a Fund to deliver or receive an asset or a cash payment that is based on the change in value of a designated security, currency or index.  Even a small investment in derivative instruments can have a large impact on a portfolio’s yield, stock prices and currency exposure.  Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates, stock prices or currency rates are changing.  A Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the Fund’s holdings.

Counterparties to over-the-counter derivative contracts present the same types of credit risk as issuers of fixed-income securities.  Derivatives can also make a Fund’s holdings less liquid and harder to value, especially in declining markets.  In addition, much of the income and gains generated by derivatives will typically be taxed as ordinary income for federal income tax purposes.  Derivative instruments include futures, options, swaps, and, to the extent consistent with a Fund’s investment goals, forward currency exchange contracts.  Under normal circumstances, investment in these types of derivatives will typically be limited to the level necessary to keep the Fund and the Advisor from having to register with the CFTC.

A description of the specific derivatives that a Fund may use and some of their associated risks is discussed below under the captions "Forward Foreign Currency Contracts," “Futures Contracts and Options on Futures Contracts,” "Options," “Options on Securities” and “Swap Agreements.”

Equity-Linked Notes. A Fund may purchase equity-linked notes (“ELNs”). The principal or coupon payment on an ELN is linked to the performance of an underlying security or index. ELNs may be used, among other things, to provide a Fund with exposure to international markets while providing a mechanism to reduce foreign tax or regulatory restrictions imposed on foreign investors. The risks associated with purchasing ELNs include the creditworthiness of the issuer and the risk of counterparty default. Further, a Fund’s ability to dispose of an ELN will depend on the availability of liquid markets in the instruments. The purchase and sale of an ELN is also subject to the risks regarding adverse market movements, possible intervention by governmental authorities, and the effects of other political and economic events.

Equity-Linked Warrants. Equity-linked warrants provide a way for investors to access markets where entry is difficult and time consuming due to regulation. Typically, a broker issues warrants to an investor and then purchases shares in the local market and issues a call warrant hedged on the underlying holding. If the investor exercises his call and closes his position, the shares are sold and the warrant is redeemed with the proceeds.
Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock. The warrants can be redeemed for 100% of the value of the underlying stock (less transaction costs). Being American style warrants, they can be exercised at any time. The warrants are U.S. dollar denominated and priced daily on several international stock exchanges.

Exchange-Traded Funds (“ETFs”). An ETF is a fund that holds a portfolio of common stocks designed to track the performance of a particular securities index or sector of an index, such as the S&P 500® Index, or a portfolio of bonds that may be designed to track a bond index.  Because they may be traded like stocks on a securities exchange (e.g., the New York Stock Exchange), ETFs may be purchased and sold throughout the trading day based on their market price.  Each share of an ETF represents an undivided ownership interest in the portfolio held by an ETF.  ETFs that track indices or sectors of indices hold either:

•	shares of all of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in the same proportion that is represented in the index itself; or

•	shares of a sampling of the companies (or, for a fixed-income ETF, bonds) that are represented by a particular index in a proportion meant to track the performance of the entire index.

ETFs are generally registered as investment companies and issue large blocks of shares (typically 50,000) called “creation units” in exchange for a specified portfolio of the ETF’s underlying securities, plus a cash payment generally equal to accumulated dividends of the securities (net of expenses) up to the time of deposit.  Creation units are redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value ("NAV")), together with a cash payment generally equal to accumulated dividends as of the date of redemption.  As investment companies, ETFs incur fees and expenses such as advisory fees, trustee fees, operating expenses, licensing fees, registration fees, and marketing expenses, each of which will be reflected in the NAV of ETFs.  Accordingly, ETF shareholders (including a Fund) pay their proportionate share of these expenses.

Fixed-Income and Other Debt Securities. Fixed-income and other debt securities include all bonds, high yield or “junk” bonds, municipal bonds, debentures, U.S. government securities, mortgage-related securities including government stripped mortgage-related securities, zero coupon securities, and custodial receipts.  The market value of fixed-income obligations of the Funds will be affected by general changes in interest rates that will result in increases or decreases in the value of the obligations held by the Funds.  The market value of the obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates.  As a result, shareholders should anticipate that the market value of the obligations held by the Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising.  Shareholders also should recognize that, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates; a Fund’s yield will tend to be somewhat lower.  Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing the Funds’ current yield.  In periods of rising interest rates, the opposite can be expected to occur.  In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

Ratings made available by Nationally Recognized Statistical Rating Organizations (“NRSRO”), such as Standard & Poor’s Rating Service (“S&P”) and Moody’s Investors Service, Inc. (“Moody’s”), are relative and subjective and are not absolute standards of quality.  Although these ratings are initial criteria for selection of portfolio investments, a sub-advisor also will make its own evaluation of these securities.  Among the factors that will be considered is the long-term ability of the issuers to pay principal and interest and general economic trends.  A description of the ratings used in this SAI and in the Funds’ prospectuses is set forth in Appendix A.

Fixed-income securities may be purchased on a when-issued or delayed-delivery basis.  See “When-Issued and Delayed-Delivery Securities” below.

Floating-Rate, Inverse Floating-Rate, and Index Obligations. These securities are debt securities with interest payments or maturity values that are not fixed, but float in conjunction with (or inversely to) an underlying index or price.  These securities may be backed by U.S. government or corporate issuers, or by collateral such as mortgages.  The indices and prices upon which such securities can be based include interest rates, currency rates and commodities prices.  However, the Fund will not invest in any instrument whose value is computed based on a multiple of the change in price or value of an asset or an index of or relating to assets in which the Fund cannot or will not invest.

Floating rate securities pay interest according to a coupon that is reset periodically.  The reset mechanism may be formula based, or reflect the passing through of floating interest payments on an underlying collateral pool.  Inverse floating rate securities are similar to floating rate securities except that their coupon payments vary inversely with an underlying index by use of a formula.  Inverse floating rate securities tend to exhibit greater price volatility than other floating rate securities.

Floating rate obligations generally exhibit a low price volatility for a given stated maturity or average life because their coupons adjust with changes in interest rates.  Interest rate risk and price volatility on inverse floating rate obligations can be high, especially if leverage is used in the formula.  Index securities pay a fixed rate of interest, but have a maturity value that varies by formula, so that when the obligation matures a gain or loss may be realized.  The risk of index obligations depends on the volatility of the underlying index, the coupon payment and the maturity of the obligation.

Foreign Securities. The Funds may invest in securities issued by foreign companies and governments. These investments involve considerations and potential risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations.  Less information may be available about foreign companies than about domestic companies and foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory practices and requirements comparable to those applicable to domestic companies.  The values of foreign investments are affected by changes in currency rates or exchange control regulations, restrictions or prohibitions on the repatriation of foreign currencies, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in the United States or abroad) or changed circumstances in dealings between nations.  Costs are also incurred in connection with conversions between various currencies.  In addition, foreign brokerage commissions and custody fees are generally higher than those charged in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States.  Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended clearance and settlement periods.

Emerging Market Securities. Emerging market countries are generally countries that are not included in the MSCI World Index.  As of March 31, 2019, the countries in the MSCI World Index included: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The country composition of the MSCI World Index can change over time.  When a Fund invests in securities of a company in an emerging market country, it invests in securities issued by a company that (i) is organized under the laws of an emerging market country, (ii) maintains its principal place of business in an emerging market country, (iii) has its principal trading market for its securities in an emerging market country, (iv) derives at least 50% of its revenues or profits from operations within emerging market countries, or has at least 50% of its assets located in emerging market countries.

Investments in the securities of issuers domiciled in countries with emerging capital markets involve certain additional risks that do not generally apply to investments in securities of issuers in more developed capital markets, such as (i) low or non-existent trading volume, resulting in a lack of liquidity and increased volatility in prices for such securities, as compared to securities of comparable issuers in more developed capital markets; (ii) uncertain national policies and social, political and economic instability, increasing the potential for expropriation of assets, confiscatory taxation, high rates of inflation or unfavorable diplomatic developments; (iii) possible fluctuations in exchange rates, differing legal systems and the existence or possible imposition of exchange controls, custodial restrictions or other foreign or U.S. governmental laws or restrictions applicable to such investments; (iv) national policies that may limit a Fund’s investment opportunities such as restrictions on investment in issuers or industries deemed sensitive to national interests; and (v) the lack or relatively early development of legal structures governing private and foreign investments and private property.  In addition to withholding taxes on investment income, some countries with emerging markets may impose capital gains taxes on foreign investors.

Political and economic structures in emerging market countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political and economic stability characteristic of more developed countries.  In such a dynamic environment, there can be no assurance that any or all of these capital markets will continue to present viable investment opportunities for a Fund.  Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies.  There is no assurance that such expropriations will not reoccur.  In such an event, it is possible that a Fund could lose the entire value of its investments in the affected market.  As a result the risks described above, including the risks of nationalization or expropriation of assets may be heightened.  In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments.  The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries illiquid and more volatile than investments in Japan or most Western European countries.

Also, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject.  In certain countries with emerging capital markets, reporting standards vary widely.  As a result, traditional investment measurements used in the United States, such as price/earnings ratios, may not be applicable.  Emerging market securities may be substantially less liquid and more volatile than those of mature markets, and company shares may be held by a limited number of persons. This may adversely affect the timing and pricing of the Funds’ acquisition or disposal of securities.

Practices in relation to settlement of securities transactions in emerging markets involve higher risks than those in developed markets, in part because a Fund will need to use brokers and counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable.  The possibility of fraud, negligence, undue influence being exerted by the issuer or refusal to recognize ownership exists in some emerging markets, and, along with other factors, could result in ownership registration being completely lost.  A Fund would absorb any loss resulting from such registration problems and may have no successful claim for compensation.

Some emerging market countries currently prohibit direct foreign investment in the securities of their companies.  Certain emerging market countries, however, permit indirect foreign investment in the securities of companies listed and traded on their stock exchanges through investment funds that they have specifically authorized.  Investments in these investment funds may be subject to the provisions of the 1940 Act limiting a Fund’s investments in other investment companies.  Shareholders of a Fund that invests in such investment funds will bear not only their proportionate share of the expenses of the Fund (including operating expenses and the fees of the Advisor), but also will indirectly bear similar expenses of the underlying investment funds.  In addition, these investment funds may trade at a discount or premium to their net asset value.

Foreign Market Risk.  A Fund is subject to the risk that, because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for a Fund to buy and sell securities on those exchanges.  In addition, prices of foreign securities may fluctuate more than prices of securities traded in the United States.  Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of punitive taxes.  In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries.  Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities or transfer a Fund’s assets or income back into the United States or otherwise adversely affect a Fund’s operations.  Other potential foreign market risks include exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts and political and social conditions, such as diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets or imposition of (or change in) exchange control regulations.  Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the United States.  In addition, changes in government administrations or economic or monetary policies in the United States or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations.

Public Availability of Information. In general, less information is publicly available with respect to foreign issuers than is available with respect to U.S. companies.  Most foreign companies are also not subject to the uniform accounting and financial reporting requirements applicable to issuers in the United States.  While the volume of transactions effected on foreign stock exchanges has increased in recent years, it remains appreciably below that of the New York Stock Exchange.  Accordingly, the Funds’ foreign investments may be less liquid and their prices may be more volatile than comparable investments in securities in U.S. companies.  In addition, there is generally less government supervision and regulation of securities exchanges, brokers and issuers in foreign countries than in the United States.

Settlement Risk. Settlement and clearance procedures in certain foreign markets differ significantly from those in the United States.  Foreign settlement procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically generated by the settlement of U.S. investments.  Communications between the United States and certain non-U.S. countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates in markets that still rely on physical settlement.  Settlements in certain foreign countries at times have not kept pace with the number of securities transactions; these problems may make it difficult for the Fund to carry out transactions.  If the Fund cannot settle or is delayed in settling a purchase of securities, it may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period.  If the Fund cannot settle or is delayed in settling a sale of securities, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party; the Fund could be liable to that party for any losses incurred.  Dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign taxes on income from sources in such countries.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities less than the United States does.  Some countries may not have laws to protect investors comparable to the U.S. securities laws.  For example, some foreign countries may have no laws or rules against insider trading.  Insider trading occurs when a person buys or sells a company’s securities based on nonpublic information about that company.  In addition, the U.S. government has, from time to time in the past, imposed restrictions, through penalties and otherwise, on foreign investments by U.S. investors such as the Funds.  Accounting standards in other countries are not necessarily the same as in the United States.  If the accounting standards in another country do not require as much detail as U.S. accounting standards, it may be harder for a Fund to completely and accurately determine a company’s financial condition.  Also, brokerage commissions and other costs of buying or selling securities often are higher in foreign countries than they are in the United States.  This reduces the amount the Funds can earn on their investments.

Foreign Currency Risk.  While a Fund’s net assets are valued in U.S. dollars, the securities of foreign companies are frequently denominated in foreign currencies.  Thus, a change in the value of a foreign currency against the U.S. dollar will result in a corresponding change in value of securities denominated in that currency.  Some of the factors that may impair the investments denominated in a foreign currency are: (1) it may be expensive to convert foreign currencies into U.S. dollars and vice versa; (2) complex political and economic factors may significantly affect the values of various currencies, including U.S. dollars, and their exchange rates; (3) government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces; (4) there may be no systematic reporting of last sale information for foreign currencies or regulatory requirements that quotations available through dealers or other market sources be firm or revised on a timely basis; (5) available quotation information is generally representative of very large round-lot transactions in the inter-bank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable; and (6) the inter-bank market in foreign currencies is a global, around-the-clock market.  To the extent that a market is closed while the markets for the underlying currencies remain open, certain markets may not always reflect significant price and rate movements.

Forward Foreign Currency Contracts. Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, such Funds from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar.  A Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract.  Forward currency contracts establish an exchange rate at a future date.  These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  A forward currency contract generally has no deposit requirement and is traded at a net price without commission.  Each Fund maintains with its custodian a segregated account of liquid securities in an amount at least equal to its obligations under each forward currency contract.  Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Funds’ securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.

A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position.  Since consideration of the prospect for currency parities will be incorporated into a sub-advisor’s long-term investment decisions, a Fund will not routinely enter into foreign currency hedging transactions with respect to security transactions; however, the sub-advisors believe that it is important to have the flexibility to enter into foreign currency hedging transactions when it determines that the transactions would be in a Fund’s best interest.  Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.  The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain. While these contracts are not presently regulated by the CFTC, the CFTC may in the future assert authority to regulate forward currency contracts.  In such event a Fund’s ability to utilize forward currency contracts may be restricted.  Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.  Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.  The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on a Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject a Fund to certain risks.

The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise.  In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets.  Also, with regard to a Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue.  Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Funds’ assets that are the subject of such cross-hedges are denominated.

Futures Contracts and Options on Futures Contracts. Each Fund may enter into futures contracts and purchase and write (sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts.  These contracts will be entered into only upon the agreement of the Fund’s sub-advisor that such contracts are necessary or appropriate in the management of the Funds’ assets.  These contracts will be entered into on exchanges designated by the CFTC or, consistent with CFTC regulations, on foreign exchanges.  These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase.

Under normal circumstances, no Fund will hedge more than 25% of its total assets by selling futures, buying puts, and writing calls under normal conditions.  In addition, no Fund will buy futures or write puts whose underlying value exceeds 25% of its total assets, and no Fund will buy calls with a value exceeding 5% of its total assets.

No Fund will enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Funds’ assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into.

A Fund may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying commodities move in an unanticipated manner.  In addition, changes in the value of the Funds’ futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities.  Successful use of futures and related options is subject to a Fund sub-advisor’s ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities.  Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time.  Consequently, a Fund may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or a Fund may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

Futures Contracts. A Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indexes including any index of U.S. government securities, foreign government securities or corporate debt securities.  U.S. futures contracts have been designed by exchanges which have been designated “contracts markets” by the CFTC, and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market.  Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange.  A Fund may enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. government, such as long-term U.S. Treasury bonds, U.S. Treasury notes, Government National Mortgage Association (“GNMA”) modified pass-through mortgage-backed securities and three-month U.S. Treasury bills.  A Fund may also enter into futures contracts that are based on bonds issued by entities other than the U.S. government.

At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (“initial deposit”).  It is expected that the initial deposit would be approximately 1.5% to 5% of a contract’s face value.  Daily thereafter, the futures contract is valued and the payment of “variation margin” may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract’s value.

At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract.  In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities.  The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month.  Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities.  Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

The purpose of the acquisition or sale of a futures contract, in the case of a Fund which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currencies.  For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities.  Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund.  If interest rates did increase, the value of the debt security in the Fund would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.  The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase.  However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices.  Since the fluctuations in the value of futures contracts should be similar to those of debt securities, a Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized.  At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market.

When a Fund enters into a futures contract for any purpose, the Fund will establish a segregated account with the Funds’ custodian to collateralize or “cover” the Funds’ obligation consisting of cash or liquid securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

The ordinary spreads between prices in the cash and futures market, due to differences in the nature of those markets, are subject to distortions.  First, all participants in the futures market are subject to initial deposit and variation margin requirements.  Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the cash and futures markets.  Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery.  To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion.  Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market.  Therefore, increased participation by speculators in the futures market may cause temporary price distortions.  Due to the possibility of distortion, a correct forecast of general interest rate trends by the sub-advisor may still not result in a successful transaction.

In addition, futures contracts entail risks.  Although each applicable sub-advisor believes that use of such contracts will benefit the respective Fund, if the sub-advisor’s investment judgment about the general direction of interest rates is incorrect, a Fund’s overall performance would be poorer than if it had not entered into any such contract.  For example, if a Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions.  In addition, in such situations, if a Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements.  Such sales of bonds may be, but will not necessarily be, at increased prices that reflect the rising market.  A Fund may have to sell securities at a time when it may be disadvantageous to do so.

Options on Futures Contracts. Each Fund may purchase and write options on futures contracts for hedging purposes.  The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security.  Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities.  As with the purchase of futures contracts, when a Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency that is deliverable upon exercise of the futures contract.  If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund’s portfolio holdings.  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency, which is deliverable upon exercise of the futures contract.  If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities that the Fund intends to purchase.  If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives.  Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Funds’ losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities.  For example, a Fund may purchase a put option on a futures contract to hedge its portfolio against the risk of rising interest rates.

The amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs.  In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

A Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the amount of margin deposits on all the futures contracts of the Fund and premiums paid on outstanding options on futures contracts owned by the Fund would exceed 5% of the market value of the total assets of the Fund.

Additional Risks of Options on Futures Contracts, Forward Contracts, and Options on Foreign Currencies.  Unlike transactions entered into by a Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC.  To the contrary, such instruments are traded through financial intermediaries acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation.  Similarly, options on currencies may be traded over-the-counter.  In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available.  For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time.  Although the purchaser of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost.  Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges.  As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions.  In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation (“OCC”), thereby reducing the risk of counterparty default.  Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events.  In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market.  For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose.  As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.  A Fund’s ability to terminate over-the-counter options will be more limited than with exchange-traded options.  It is also possible that broker-dealers participating in over-the-counter options transactions will not fulfill their obligations.  Until such time as the staff of the SEC changes its position, each Fund will treat purchased over-the-counter options and assets used to cover written over-the-counter options as illiquid securities.  With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges.  Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities.  The value of such positions also could be adversely affected by: (i) other complex foreign political and economic factors; (ii) lesser availability than in the United States of data on which to make trading decisions; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lesser trading volume.

Illiquid Securities. Subject to the limitations in the 1940 ActFunds may invest in illiquid securities. No Fund may acquire an illiquid security if, immediately after the acquisition, it would have invested more than 15% of its net assets in illiquid securities. Certain Funds may have additional limitations on investments in illiquid securities. Illiquid securities are securities that cannot be sold or disposed of in current market conditions in seven business days or less without the sale or disposition significantly changing the market value of the security.

Illiquid securities include, among others, demand instruments with demand notice periods exceeding seven days, securities for which there is no active secondary market, and repurchase agreements with maturities of over seven days in length.  The Funds may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities.  Investing in such unlisted equity securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses.  As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities.  Because these types of securities are thinly traded, if at all, and market prices for these types of securities are generally not readily available, the Fund typically determines the price for these types of securities in good faith in accordance with policies and procedures adopted by the Board.  Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Fund, or less than what may be considered the fair value of such securities.  Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which might be applicable if their securities were publicly traded.  If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, a Fund may be required to bear the expenses of registration.

In addition, the Funds believe that carefully selected investments in joint ventures, cooperatives, partnerships, private placements, unlisted securities and other similar situations (collectively, ‘‘special situations’’) could enhance the Funds’ capital appreciation potential.  To the extent these investments are deemed illiquid, the Funds’ investment in them will be consistent with their applicable restriction on investment in illiquid securities.  Investments in special situations and certain other instruments may be liquid, as determined by the Funds’ Advisor or sub-advisors based on criteria approved by the Board.

Inflation-Indexed Bonds. The Bond Funds may invest in inflation-indexed bonds, which are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation.  Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time.  The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury will initially have maturities of five or ten years, although it is anticipated that securities with other maturities will be issued in the future.  The securities will pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount.  For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semiannually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semiannual interest payment would be $15.15 ($1,010 times 1.5%).  If inflation during the second half of the year reached 3%, the end-of-year par value of the bond would be $1,030 and the second semiannual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed, and will fluctuate.  The Fund may also invest in other inflation related bonds, which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value.  If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income for federal income tax purposes, even though investors do not receive their principal until maturity.

Initial Public Offerings (IPOs). Due to the typically small size of the IPO allocation available to a Fund and the nature and market capitalization of the companies involved in IPOs, the sub-advisors will often purchase IPO shares that would qualify as a permissible investment for a Fund but will instead decide to allocate those IPO purchases to other funds they advise.  Any such allocation will be done in a fair and equitable manner according to a specific and consistent process. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When a Fund’s asset base is small, a significant portion of the Funds’ performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.  As the Funds’ assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.  Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time.  This may increase the turnover of a Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs.  By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders.  In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time.  There is no assurance that the Fund will be able to obtain allocable portions of IPO shares.  The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices.  Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies.  These companies may have limited operating histories and their prospects for profitability may be uncertain.  These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions.  They may be more dependent on key managers and third-parties and may have limited product.

Interests in Publicly Traded Limited Partnerships. Interests in publicly traded limited partnerships (limited partnership interests or units) represent equity interests in the assets and earnings of the partnership’s trade or business. Unlike common stock in a corporation, limited partnership interests have limited or no voting rights. However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests. In addition, limited partnership interests are subject to risks not present in common stock. For example, income generated from limited partnerships deemed not to be “publicly traded” may not be considered “qualifying income” for purposes of the regulated investment company requirements under the Internal Revenue Code of 1986, as amended (the "Code"), and may trigger adverse tax consequences (please refer to the “Federal Income Taxes” section of this SAI for a discussion of relevant tax risks). Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock. Also, because of the difference in organizational structure, the fair value of limited partnership units in a Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership. Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership. Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes. In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Interfund Lending. Each Fund’s investment restrictions and an SEC exemptive order permit the Fund to participate in an interfund lending program with other funds in the Touchstone family of funds, including the Funds. This program allows the Touchstone Funds to borrow money from, and lend money to, each other for temporary or emergency purposes, such as to satisfy redemption requests or to cover unanticipated cash shortfalls. A Fund may not borrow through the interfund lending program for leverage purposes. To the extent permitted by its investment objective, strategies, and policies, a Fund may (1) lend uninvested cash to other Touchstone Funds in an amount up to 15% of the lending Fund's net assets at the time of the loan (including lending up to 5% of its net assets to any single Touchstone Fund) and (2) borrow money from other Touchstone Funds provided that total outstanding borrowings from all sources do not exceed 33 1/3% of its total assets. A Fund may borrow through the interfund lending program on an unsecured basis (i.e., without posting collateral) if its aggregate borrowings from all sources immediately after the interfund borrowing represent 10% or less of the Fund’s total assets. However, if a Fund’s aggregate borrowings from all sources immediately after the interfund borrowing would exceed 10% of the Fund’s total assets, the Fund may borrow through the interfund lending program on a secured basis only. Any Fund that has outstanding interfund borrowings may not cause its outstanding borrowings, from all sources, to exceed 10% of its total assets without first securing each interfund loan. If a Fund has any outstanding secured borrowings from other sources, including another fund, at the time it requests an interfund loan, the Fund's interfund borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding collateralized loan.

Any loan made through the interfund lending program is required to be more beneficial to a borrowing Fund (i.e., at a lower interest rate) than borrowing from a bank and more beneficial to a lending Fund (i.e., at a higher rate of return) than an alternative short-term investment. The term of an interfund loan is limited to the time required to obtain sufficient cash to repay the loan through either the sale of the Fund's portfolio securities or net sales of Fund shares, but in no event more than seven days. In addition, an interfund loan is callable with one business day’s notice.

The limitations discussed above, other conditions of the SEC exemptive order, and related policies and procedures implemented by Touchstone are designed to minimize the risks associated with interfund lending for both borrowing Funds and lending Funds. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Touchstone Fund, there is a risk that the loan could be called on one business day’s notice or not renewed, in which case the Fund may need to borrow from a bank at higher rates if an interfund loan were not available from another Touchstone Fund. Furthermore, a delay in repayment to a lending Fund could result in a lost investment opportunity or additional lending costs.

Loans and Other Direct Debt Instruments. These are instruments in amounts owed by a corporate, governmental or other borrower to another party.  They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables — see “Trade Claims”) or to other parties.  Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality.  Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower.  Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation.  In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary.  Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at the time when a Fund would not have otherwise done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

The Bond Funds from time to time may also purchase indebtedness and participations therein, both secured and unsecured, of debtor companies in reorganization or financial restructuring.  Such indebtedness may be in the form of loans, notes, bonds or debentures.  When the Bond Funds purchases a participation interest it assumes the credit risk associated with the bank or other financial intermediary as well as the credit risk associated with the issuer of any underlying debt instrument.  The Bond Funds may also purchase trade and other claims against, and other unsecured obligations of, such debtor companies, which generally represent money due a supplier of goods or services to such company.  Some debt securities purchased by the Bond Funds may have very long maturities.  The length of time remaining until maturity is one factor the sub-advisor considers in purchasing a particular indebtedness.  The purchase of indebtedness of a troubled company always involves a risk as to the creditworthiness of the issuer and the possibility that the investment may be lost.  The sub-advisor believes that the difference between perceived risk and actual risk creates the opportunity for profit that can be realized through thorough analysis.  There are no established markets for some of this indebtedness and it is less liquid than more heavily traded securities.  Securities representing indebtedness of the debtor company to a bank are not securities of the banks issuing or selling them.  The Bond Funds may purchase loans from national and state chartered banks as well as foreign ones.  The Bond Funds may invest in senior indebtedness of the debtor companies, although on occasion subordinated indebtedness may also be acquired.  The Funds may also invest in distressed first mortgage obligations and other debt secured by real property.  The Bond Funds do not currently anticipate investing more than 5% of its total assets in trade and other claims.

These instruments will be considered illiquid securities and will be limited, along with the Fund’s other illiquid securities, to 15% of the Fund's net assets.

Lower-Rated and Unrated Securities. A Fund may invest in lower-rated bonds commonly referred to as “junk bonds” or high-yield/high-risk securities. Lower-rated securities are defined as securities rated below the fourth highest rating category by a NRSRO or, if unrated, deemed to be of comparable quality by the Fund’s sub-advisor. Such obligations are speculative and may be in default. There may be no bottom limit on the ratings of high-yield securities that may be purchased or held by a Fund. Lower-rated or comparable unrated (i.e., high-yield) securities are more likely to react to developments affecting issuers than are more highly rated securities, which primarily react to movements in the general level of interest rates. The market values of fixed-income securities tend to vary inversely with the level of interest rates. Yields and market values of high-yield securities will fluctuate over time, reflecting not only changing interest rates but the market’s perception of credit quality and the outlook for economic growth. When economic conditions appear to be deteriorating, medium to lower-rated securities may decline in value due to heightened concern over credit quality, regardless of prevailing interest rates. Investors should carefully consider the relative risks of investing in high-yield securities and understand that such securities are not generally meant for short-term investing.

Adverse economic developments can disrupt the market for high-yield securities, and severely affect the ability of issuers, especially highly leveraged issuers, to service their debt obligations or to repay their obligations upon maturity which may lead to a higher incidence of default on such securities. In addition, the secondary market for high-yield securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. As a result, a Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Furthermore, a Fund may experience difficulty in valuing certain securities at certain times. Prices realized upon the sale of such lower-rated or unrated securities, under these circumstances, may be less than the prices used in calculating each Fund’s NAV.

Lower-rated or unrated debt obligations also present risks based on payment expectations. If an issuer calls the obligations for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated securities, resulting in a decline in the overall credit quality of a Fund’s investment portfolio and increasing the exposure of a Fund to the risks of high-yield securities.

Growth of High-Yield, High-Risk Bond Market: The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector more vulnerable to economic downturns or increased interest rates. Further, an economic downturn could severely disrupt the market for lower-rated bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. The market for lower-rated securities may be less active, causing market price volatility and limited liquidity in the secondary market. This may limit a Fund’s ability to sell such securities at their market value. In addition, the market for these securities may be adversely affected by legislative and regulatory developments. Credit quality in the junk bond market can change suddenly and unexpectedly, and even recently issued credit ratings may not fully reflect the actual risks imposed by a particular security.

Sensitivity to Interest Rate and Economic Changes: Lower-rated bonds are very sensitive to adverse economic changes and corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaulted on its obligations to pay interest or principal or entered into bankruptcy proceedings, a Fund may incur losses or expenses in seeking recovery of amounts owed to it. In addition, periods of economic uncertainty and change can be expected to result in increased volatility of market prices of high-yield, high-risk bonds and a Fund’s NAV.

Payment Expectations: High-yield, high-risk bonds may contain redemption or call provisions. If an issuer exercised these provisions in a declining interest rate market, a Fund would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high-yield, high-risk bond’s value will decrease in a rising interest rate market, as will the value of a Fund’s assets. If a Fund experiences significant unexpected net redemptions, this may force it to sell high-yield, high-risk bonds without regard to their investment merits, thereby decreasing the asset base upon which expenses can be spread and possibly reducing a Fund’s rate of return.

Taxes: A Fund may purchase debt securities (such as zero-coupon or pay-in-kind securities) that contain original issue discount. Original issue discount that accrues in a taxable year is treated as earned by a Fund and therefore is subject to the distribution requirements of the Code even though a Fund has not received any interest payments on such obligations during that period. Because the original issue discount earned by a Fund in a taxable year is not represented by cash, a Fund may have to dispose of other securities and use the proceeds to make distributions to shareholders. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have received in the absence of such transactions. See “Federal Income Taxes” for more information.

Special Considerations Concerning Distressed and Defaulted Securities:  Distressed securities are speculative and involve significant risks in addition to the risks generally applicable to high-yield, high-risk bonds.  Distressed securities bear a substantial risk of default, and may be in default at the time of investment.  The Fund will generally not receive interest payments on distressed securities, and there is a significant risk that principal will not be repaid, in full or at all.  The Fund may incur costs to protect its investment in distressed securities, which may include seeking recovery from the issuer in bankruptcy.  In any reorganization or liquidation proceeding relating to the issuer of distressed securities, the Fund may lose its entire investment or may be required to accept cash or securities with a value less than its original investment.  Distressed securities, and any securities received in exchange for distressed securities, will likely be illiquid and may be subject to restrictions on resale.

Market Disruption. During periods of extreme market volatility, prices of securities held by the Funds may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities.  As a result, the market prices of securities held by the Funds could go down, at times without regard to the financial condition of or specific events impacting the issuer of the security.

Instability in financial markets has in the past led governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable.  Legislation or regulation may also change the way in which the Funds themselves are regulated.  Such legislation or regulation could limit or preclude the Funds’ ability to achieve their investment goals.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions.  The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.  Furthermore, volatile financial markets can expose the Funds to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Funds.  The Funds have established procedures to assess the liquidity of portfolio holdings and to value instruments for which market prices may not be readily available.  The Advisor and sub-advisors will monitor developments and seek to manage the Funds in a manner consistent with achieving the Funds’ investment goals, but there can be no assurance that they will be successful in doing so.

Medium- and Lower-Rated and Unrated Securities. Securities rated in the fourth highest category by S&P or Moody’s, BBB and Baa, respectively, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher-grade bonds.

Generally, medium or lower-rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds,” offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  The yield of junk bonds will fluctuate over time.

The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds.  In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk.  The risk of loss due to default by these issuers is significantly greater because medium and lower-rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness.  Since the risk of default is higher for lower rated debt securities, the sub-advisor’s research and credit analysis are an especially important part of managing securities of this type held by a Fund.  In light of these risks, the Board has instructed the sub-advisor, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer’s financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer’s management and regulatory matters.

Lower-rated debt obligations also present risks based on payment expectations.  If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders.  Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities.  If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower rated securities.  Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.

Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund.  Neither event will require sale of these securities by the Fund, but the sub-advisor will consider this event in its determination of whether the Fund should continue to hold the securities.

The market value of securities in lower-rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower-rated or unrated securities are traded are more limited than those in which higher rated securities are traded.  The existence of limited markets may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their respective portfolios and calculating their respective net asset values.  Moreover, the lack of a liquid trading market may restrict the availability of securities for the Funds to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.  If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures approved by the Board, including the use of outside pricing services.  Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available.  Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.

In considering investments for a Fund, the sub-advisor will attempt to identify those issuers of high yielding debt securities whose financial condition are adequate to meet future obligations, has improved or is expected to improve in the future.  The sub-advisor’s analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

The Bond Funds may invest up to 30% of their total assets in debt securities that are rated in the medium rating category or lowest rating category by S&P and Moody’s.  The Fund will rely on the sub-advisor’s judgment, analysis and experience in evaluating debt securities.  The sub-advisor believes that the difference between perceived risk and actual risk creates the opportunity for profit that can be realized through thorough analysis.  Ratings by S&P and Moody’s evaluate only the safety of principal and interest payments, not market value risk.  Because the creditworthiness of an issuer may change more rapidly than can be timely reflected in changes in credit ratings, the sub-advisor monitors the issuers of corporate debt securities held in the Fund’s portfolio.  The credit ratings assigned by an NRSRO to a security are not considered by the sub-advisor in selecting a security.  The sub-advisor examines the intrinsic value of a security in light of market conditions and the underlying fundamental values.  Because of the nature of medium and lower rated corporate debt securities, achievement by the Fund of its investment objective when investing in such securities is dependent on the credit analysis of the sub-advisor.  The sub-advisor could be wrong in its analysis.  If the Fund purchased primarily higher rated debt securities, risks would be substantially reduced.

Money Market Instruments. Money market securities are high-quality, dollar-denominated, short-term debt instruments. They include: (i) bankers’ acceptances, certificates of deposits, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by the agencies and instrumentalities of the U.S. government; (iii) high-quality commercial paper issued by U.S. and foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.

Mortgage-Related and Other Asset-Backed Securities. The Funds may invest in mortgage-related securities.  Mortgage-related securities represent groups of mortgage loans that are combined for sale to investors.  The loans may be grouped together by U.S. government agencies and sponsored entities, such as Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association (“Fannie Mae” or FNMA”) and Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”).  The loans may also be grouped together by private issuers such as: commercial banks; savings and loan institutions; mortgage bankers; and private mortgage insurance companies.  Mortgage-related securities include Collateralized Mortgage Obligations (“CMOs”) and Real Estate Mortgage Investment Conduits (“REMICs”).

Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates.  Instead, these securities provide a monthly payment which consists of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred.  Some mortgage-related securities (such as securities issued by Ginnie Mae) are described as “modified pass-through.”  These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

There are several risks associated with mortgage-related securities generally.  One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Another is prepayment of principal by mortgagors or mortgage foreclosures.

The rate of pre-payments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase.  To the extent that unanticipated rates of pre-payment on underlying mortgages increase the effective duration of a mortgage-related security, the volatility of such security can be expected to increase. But prepayment may also shorten the term of the underlying mortgage pool for a mortgage-related security.  Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund.  The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions.  In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities.  Conversely, in periods of falling interest rates the rate of prepayment tends to increase, thereby shortening the average life of a pool.  Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund.  Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested.  If this occurs, a Fund’s yield will correspondingly decline.  Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates.  To the extent that a Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.

Finally, mortgage-related securities may also be subject to liquidity risks due to tightening markets. Delinquencies and losses on residential mortgage loans (especially subprime and second-lien mortgage loans) and a decline in or flattening of housing values may exacerbate such delinquencies and losses.  Borrowers with adjustable rate mortgage loans are more sensitive to changes in interest rates, which affect their monthly mortgage payments, and may be unable to secure replacement mortgages at comparably low interest rates.  Also, residential mortgage loan originators may experience serious financial difficulties or bankruptcy during tighter markets.  In summary, reduced investor demand for mortgage loans and mortgage-related securities and increased investor yield requirements may limit liquidity in the secondary market for mortgage-related securities, which can adversely affect the market value of mortgage-related securities.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities.  Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages.  Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

Stripped mortgage-related securities are either issued and guaranteed, or privately-issued but collateralized by securities issued by Ginnie Mae, FNMA, or FHLMC.  These securities represent beneficial ownership interests in either periodic principal distributions (“principal-only”) or interest distributions (“interest-only”) on mortgage-related certificates issued by GNMA, FNMA or FHLMC, as the case may be.  The certificates underlying the stripped mortgage-related securities represent all or part of the beneficial interest in pools of mortgage loans.  The Fund will invest in stripped mortgage-related securities in order to enhance yield or to benefit from anticipated appreciation in value of the securities at times when its sub-advisor believes that interest rates will remain stable or increase.  In periods of rising interest rates, the expected increase in the value of stripped mortgage-related securities may offset all or a portion of any decline in value of the securities held by the Fund.

Investing in stripped mortgage-related securities involves the risks normally associated with investing in mortgage-related securities.  In addition, the yields on stripped mortgage-related securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities.  If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only stripped mortgage-related securities and increasing the yield to maturity on principal-only stripped mortgage-related securities.  Sufficiently high prepayment rates could result in a Fund not fully recovering its initial investment in an interest-only stripped mortgage-related security.  Under current market conditions, the Fund expects that investments in stripped mortgage-related securities will consist primarily of interest-only securities.  Stripped mortgage-related securities are currently traded in an over-the-counter market maintained by several large investment-banking firms.  There can be no assurance that the Fund will be able to affect a trade of a stripped mortgage-related security at a time when it wishes to do so.  The Fund will acquire stripped mortgage-related securities only if a secondary market for the securities exists at the time of acquisition.  Except for stripped mortgage-related securities based on fixed rate FNMA and FHLMC mortgage certificates that meet certain liquidity criteria established by the Board of Trustees, the Funds will treat government stripped mortgage-related securities and privately-issued mortgage-related securities as illiquid and will limit its investments in these securities, together with other illiquid investments, to not more than 15% of net assets.

Mortgage-related securities may not be readily marketable.  To the extent any of these securities are not readily marketable in the judgment of the Funds’ sub-advisor; the investment restriction limiting a Fund’s investment in illiquid instruments to not more than 15%  of the value of its net assets will apply.

Commercial Mortgage-Backed Securities ("CMBS"). Commercial mortgage-backed securities include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property.  The market for commercial mortgage-backed securities developed more recently and in terms of total outstanding principal amount of issues is relatively small compared to the market for residential single-family mortgage-backed securities.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  Commercial mortgage-backed securities may be less liquid and exhibit greater price volatility than other types of mortgage- or asset-backed securities.

Municipal Securities. The Bond Funds may invest in taxable and tax-exempt municipal securities.  Municipal securities consist of (i) debt obligations issued by or on behalf of public authorities to obtain funds to be used for various public facilities, for refunding outstanding obligations, for general operating expenses, and for lending such funds to other public institutions and facilities; and (ii) certain private activity and industrial development bonds issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair, or improvement of privately operated facilities.  Municipal notes include general obligation notes, tax anticipation notes, revenue anticipation notes, bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes and participation interests in municipal notes.  Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds, and participation interests in municipal bonds.  General obligation bonds are backed by the taxing power of the issuing municipality.  Revenue bonds are backed by the revenues of a project or facility.  The payment of principal and interest on private activity and industrial development bonds generally is dependent solely on the ability of the facility’s user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Obligations of Supranational Entities. Obligations of supranational entities are obligations of entities established through the joint participation of several governments, such as the Asian Development Bank, the Inter-American Development Bank, International Bank of Reconstruction and Development (World Bank), African Development Bank, European Economic Community, European Investment Bank and the Nordic Investment Bank.

Options. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period.  A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.  The initial purchase (sale) of an option contract is an “opening transaction.”  In order to close out an option position, a Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.  If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

Options on Securities. The Funds may write (sell), to a limited extent, only covered call and put options (“covered options”) in an attempt to increase income.  However, a Fund may forgo the benefits of appreciation on securities sold or may pay more than the market price on securities acquired pursuant to call and put options written by the Fund.

When a Fund writes a covered call option, it gives the purchaser of the option the right to buy the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period.  If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option.  If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price.  By writing a covered call option, the Fund forgoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.

When a Fund writes a covered put option, it gives the purchaser of the option the right to sell the underlying security to the Fund at the specified exercise price at any time during the option period.  If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option.  If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price.  By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.

A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written.  This transaction is called a “closing purchase transaction.”  Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.

When a Fund writes an option, an amount equal to the net premium received by the Fund is included in the liability section of the Fund’s Statement of Assets and Liabilities as a deferred credit.  The amount of the deferred credit will be subsequently marked to market to reflect the current market value of the option written.  The current market value of a traded option is the last sale price or, in the absence of a sale, the mean between the closing bid and asked price.  If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, the Fund will realize a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold), and the deferred credit related to such option will be eliminated.  If a call option is exercised, the Fund will realize a gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the premium originally received.  The writing of covered call options may be deemed to involve the pledge of the securities against which the option is being written.

When a Fund writes a call option, it will “cover” its obligation by segregating the underlying security on the books of the Funds’ custodian or by placing liquid securities in a segregated account at the Fund’s custodian.  When a Fund writes a put option, it will “cover” its obligation by placing liquid securities in a segregated account at the Fund’s custodian.

A Fund may purchase call and put options on any securities in which it may invest.  The Fund would normally purchase a call option in anticipation of an increase in the market value of such securities.  The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period.  The Fund would ordinarily have a gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have a loss if the value of the securities remained at or below the exercise price during the option period.

A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest.  The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Funds’ portfolio, at a specified price during the option period.  The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of the Funds’ portfolio securities.  Put options also may be purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own.  The Fund would ordinarily recognize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would recognize a loss if the value of the securities remained at or above the exercise price.  Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.

Certain Funds have adopted certain other non-fundamental policies concerning option transactions that are discussed below under "Investment Limitations."

The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded.  To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying securities markets that cannot be reflected in the option markets.  It is impossible to predict the volume of trading that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

A Fund may engage in over-the-counter options transactions with broker-dealers who make markets in these options.  The ability to terminate over-the-counter option positions is more limited than with exchange-traded option positions because the predominant market is the issuing broker rather than an exchange, and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations.  To reduce this risk, the Fund will purchase such options only from broker-dealers who are primary government securities dealers recognized by the Federal Reserve Bank of New York and who agree to (and are expected to be capable of) entering into closing transactions, although there can be no guarantee that any such option will be liquidated at a favorable price prior to expiration.  The sub-advisor will monitor the creditworthiness of dealers with whom a Fund enters into such options transactions under the general oversight of the Board.

Options on Securities Indexes. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index.  Such options will be used for the purposes described above under “Options on Securities” or, to the extent allowed by law, as a substitute for investment in individual securities.

Options on securities indexes entail risks in addition to the risks of options on securities.  The absence of a liquid secondary market to close out options positions on securities indexes is more likely to occur, although a Fund generally will only purchase or write such an option if the sub-advisor believes the option can be closed out.

Use of options on securities indexes also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.  A Fund will not purchase such options unless the Advisor and the respective Fund’s sub-advisor each believes the market is sufficiently developed such that the risk of trading in such options is no greater than the risk of trading in options on securities.

Price movements in a Fund’s portfolio may not correlate precisely with movements in the level of an index and, therefore, the use of options on indexes cannot serve as a complete hedge.  Because options on securities indexes require settlement in cash, the sub-advisor may be forced to liquidate portfolio securities to meet settlement obligations.

When a Fund writes a put or call option on a securities index it will cover the position by placing liquid securities in a segregated asset account with the Fund’s custodian.

Options on securities indexes are generally similar to options on stock except that the delivery requirements are different. Instead of giving the right to take or make delivery of stock at a specified price, an option on a security index gives the holders the right to receive a cash “exercise settlement amount” equal to (a) the amount, if any, by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by (b) a fixed “index multiplier.”  Receipt of this cash amount will depend upon the closing level of the index upon which the option is based being greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.  The amount of cash received will be equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars or a foreign currency, as the case may be, times a specified multiple.  The writer of the option is obligated, in return for the premium received, to make delivery of this amount.  The writer may offset its position in securities index options prior to expiration by entering into a closing transaction on an exchange or the option may expire unexercised.

Because the value of an index option depends upon movements in the level of the index rather than the price of a particular security, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of securities prices in the market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in price of a particular security.  Accordingly, successful use by a Fund of options on security indexes will be subject to the sub-advisor’s ability to predict correctly movement in the direction of that securities market generally or of a particular industry.  This requires different skills and techniques than predicting changes in the price of individual securities.

Each Fund may purchase and write put and call options on securities indexes listed on domestic and, in the case of those Funds which may invest in foreign securities, on foreign exchanges.  A securities index fluctuates with changes in the market values of the securities included in the index.

Options on Foreign Currencies. Options on foreign currencies are used for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, are utilized.  For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant.  In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency.  If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon.  The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates.  As in the case of other types of options, however, the benefit to the Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs.  In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forgo a portion or all of the benefits of advantageous changes in such rates.

Options on foreign currencies may be written for the same types of hedging purposes.  For example, where a Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates; it could, instead of purchasing a put option, write a call option on the relevant currency.  If the expected decline occurs, the options will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, a Fund could write a put option on the relevant currency, which, if rates move in the manner projected, will expire, unexercised and allow the Fund to hedge such increased cost up to the amount of the premium.  As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction.  If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium.  Through the writing of options on foreign currencies, the Fund also may be required to forgo all or a portion of the benefits that might otherwise have been obtained from favorable movements in exchange rates.

The Funds may write covered call options on foreign currencies.  A call option written on a foreign currency by a Fund is “covered” if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio.  A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash and liquid securities in a segregated account with its custodian.

The Funds may write call options on foreign currencies that are not covered for cross-hedging purposes.  A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate.  In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with its custodian, cash or liquid securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

Each Fund that may invest in foreign securities may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired.  The Fund may use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates for a different, but related currency.  As with other types of options, however, the writing of an option on foreign currency will constitute only a partial hedge up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses.  The purchase of an option on foreign currency may be used to hedge against fluctuations in exchange rates although, in the event of exchange rate movements adverse to the Funds’ position, it may not forfeit the entire amount of the premium plus related transaction costs.  In addition, the Fund may purchase call options on currency when the sub-advisor anticipates that the currency will appreciate in value.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time.  If the Fund is unable to effect a closing purchase transaction with respect to covered options it has written, the Fund will not be able to sell the underlying currency or dispose of assets held in a segregated account until the options expire.  Similarly, if the Fund were unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying currency.  The Fund pays brokerage commissions or spreads in connection with its options transactions.

As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options.  The Funds’ ability to terminate over-the counter options (“OTC options”) will be more limited than the exchange-traded options.  It is also possible that broker-dealers participating in OTC options transactions will not fulfill their obligations.  Until such time as the staff of the SEC changes its position, the Fund will treat purchased OTC options and assets used to cover written OTC options as illiquid securities.  With respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.

Ordinary Shares. Ordinary shares are shares of foreign issuers that are traded abroad and on a United States exchange. Ordinary shares may be purchased with and sold for U.S. dollars. Investing in foreign companies may involve risks not typically associated with investing in United States companies. See “Securities of Foreign Issuers.”

Overseas Private Investment Corporation Certificates. The Funds may invest in Certificates of Participation issued by the Overseas Private Investment Corporation (“OPIC”).  OPIC is a U.S. government agency that sells political risk insurance and loans to help U.S. businesses invest and compete in over 150 countries worldwide.  OPIC provides medium to long-term loans and guaranties to projects involving significant equity or management participation.  OPIC can lend on either a project finance or a corporate finance basis in countries where conventional institutions are often unable or unwilling to lend on such a basis.  OPIC issues Certificates of Participation to finance projects undertaken by U.S. companies.  These certificates are guaranteed by OPIC and backed by the full faith and credit of the U.S. government.

Over-The-Counter Stocks. A Fund may invest in over-the-counter stocks. In contrast to securities exchanges, the over-the-counter market is not a centralized facility that limits trading activity to securities of companies which initially satisfy certain defined standards. Generally, the volume of trading in an unlisted or over-the-counter common stock is less than the volume of trading in a listed stock. This means that the depth of market liquidity of some stocks in which each Fund invests may not be as great as that of other securities and, if a Funds were to dispose of such a stock, they might have to offer the shares at a discount from recent prices, or sell the shares in small lots over an extended period of time.

Preferred Stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects.  As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value.  Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends generally are payable only if declared by the issuer’s board of directors.  Preferred stock also may be subject to optional or mandatory redemption provisions.

Real Estate Investment Trusts (“REITs”). The Equity Funds may invest in the equity securities of REITs, which can generally be classified as equity REITs, mortgage REITs and hybrid REITs.  Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents.  Equity REITs can also realize capital gains by selling properties that have appreciated in value.  Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments on real estate mortgages in which they are invested.  Hybrid REITs combine the characteristics of both equity REITs and mortgage REITs.

Investment in REITs is subject to risks similar to those associated with the direct ownership of real estate (in addition to securities markets risks).  REITs are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, supply and demand, and the management skill and creditworthiness of the issuer.  REITs may also be affected by tax and regulatory requirements.

Receipts. Receipts are sold as zero coupon securities, which mean that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on a security for both accounting and federal income tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying investments.

Repurchase Agreements. Repurchase agreements are transactions by which a Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon time and price, thereby determining the yield during the term of the agreement.  In the event of a bankruptcy or other default of the seller of a repurchase agreement, a Fund could experience both delays in liquidating the underlying security and losses.  To minimize these possibilities, each Fund intends to enter into repurchase agreements only with its custodian or tri-party custodian, with banks having assets in excess of $10 billion and with broker-dealers who are recognized as primary dealers in U.S. government obligations by the Federal Reserve Bank of New York.  The Funds will enter into repurchase agreements that are collateralized by U.S. government obligations or cash.  Collateral for repurchase agreements is held in safekeeping in the customer-only account of the Funds’ custodian at the Federal Reserve Bank.  At the time a Fund enters into a repurchase agreement, the value of the collateral, including accrued interest, will equal or exceed the value of the repurchase agreement and, in the case of a repurchase agreement exceeding one day, the seller agrees to maintain sufficient collateral so that the value of the underlying collateral, including accrued interest, will at all times equal or exceed the value of the repurchase agreement.

Although the securities subject to a repurchase agreement might bear maturities exceeding one year, settlement for the repurchase would never be more than one year after the Funds’ acquisition of the securities and normally would be within a shorter period of time.  The resale price will be in excess of the purchase price, reflecting an agreed upon market rate effective for the period of time the Funds’ money will be invested in the securities, and will not be related to the coupon rate of the purchased security.  Repurchase agreements are considered to be collateralized loans under the 1940 Act.

Each Fund may engage in repurchase agreement transactions. The Bond Fund will not enter into a repurchase agreement not terminable within seven days if, as a result thereof, more than 15% of the value of its net assets would be invested in such securities and other illiquid securities.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement a Fund agrees to sell portfolio securities to financial intermediaries such as banks and broker-dealers and to repurchase them at a mutually agreed date and price.  At the time the Fund enters into a reverse repurchase agreement it will place in a segregated custodial account cash or liquid securities having a value equal to the repurchase price, including accrued interest.  Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities.  Reverse repurchase agreements are considered to be borrowings by a Fund.

Rule 144A Securities. Rule 144A securities are securities exempt from registration on resale pursuant to Rule 144A under the Securities Act of 1933, as amended (“1933 Act”). Rule 144A securities are traded in the institutional market pursuant to this registration exemption, and, as a result, may not be as liquid as exchange-traded securities since they may only be resold to certain qualified institutional investors. Due to the relatively limited size of this institutional market, these securities may affect the liquidity of Rule 144A securities to the extent that qualified institutional buyers become, for a time, uninterested in purchasing such securities. Nevertheless, Rule 144A securities may be treated as liquid securities pursuant to procedures adopted by the Trust’s Board.

Section 4(a)(2) Paper. Section 4(a)(2) paper consists of commercial paper issues which include securities issued by major corporations without registration under the 1933 Act in reliance on the exemption from registration afforded by Section 3(a)(3) of the 1933 Act, and commercial paper issued in reliance on the private placement exemption from registration which is afforded by Section 4(a)(2) of the 1933 Act (Section 4(a)(2) paper).  Section 4(a)(2) paper is restricted as to disposition under the federal securities laws in that any resale must also be made through an exempt transaction.  Section 4(a)(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers who make a market in Section 4(a)(2) paper, thus providing liquidity.  Section 4(a)(2) paper that is issued by a company that files reports under the Securities Exchange Act of 1934, as amended (the “1934 Act”) is generally eligible to be sold in reliance on the safe harbor of Rule 144A described under “Illiquid Securities” above.  The Funds’ percentage limitations on investments in illiquid securities include Section 4(a)(2) paper other than Section 4(a)(2) paper that the sub-advisor has determined to be liquid pursuant to guidelines established by the Funds’ Board.  The Board has delegated to the sub-advisors the function of making day-to-day determinations of liquidity with respect to Section 4(a)(2) paper, pursuant to guidelines approved by the Board that require the sub-advisors to take into account the same factors described under “Illiquid Securities” above for other restricted securities and require the sub-advisors to perform the same monitoring and reporting functions.

Securities Lending. In order to generate additional income, a Fund may lend its securities pursuant to agreements requiring that the loan be continuously secured by collateral consisting of: (1) cash in U.S. dollars; (2) securities issued or fully guaranteed by the United States government or issued and unconditionally guaranteed by any agencies thereof; or (3) irrevocable performance letters of credit issued by banks approved by each Fund.  All collateral must equal at least 100% of the market value of the loaned securities.  A Fund continues to receive interest on the loaned securities while simultaneously earning interest on the investment of cash collateral.  Collateral is marked to market daily.  There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.  In addition, cash collateral invested by a Fund is subject to investment risk and a Fund may experience losses with respect to its collateral investment. The SEC currently requires that the following conditions must be met whenever the Funds’ portfolio securities are loaned:  (1) the Fund must receive at least 100% cash collateral from the borrower; (2) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (3) the Fund must be able to terminate the loan at any time; (4) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities, and any increase in market value; (5) the Fund may pay only reasonable custodian fees approved by the Board in connection with the loan; (6) while voting rights on the loaned securities may pass to the borrower, the Fund must have the ability to terminate the loan and regain the right to vote the securities if a material event adversely affecting the investment occurs, and (7) the Fund may not loan its portfolio securities so that the value of the loaned securities is more than one-third of its total asset value, including collateral received from such loans.

The dollar amounts of income and fees and compensation paid to all service providers related to the Funds that participated in securities lending activities during the fiscal year ended December 31, 2018 were as follows:

Fund Name	Investment Income	Premium Income	Compensation	Agency Fee	Admin Fee	Rebate Paid to Borrower	Indemnification Fee	Other Fee	Fees paid for Cash Collateral Management	Aggregate Fees	Net Income	Average on Loan Value
Bond	$6	$21	$27	$4	$0	$0	$0	$0	$1	$5	$22	$372
Common Stock	$3,703	$20	$3,723	$150	$0	$2,724	$0	$0	$355	$3,229	$494	$236,905

Each Fund may lend securities to brokers, dealers and other financial organizations.  A Fund’s loans of securities will be collateralized by cash, letters of credit or U.S. government securities.  The cash or instruments collateralizing a Fund’s loans of securities will be maintained at all times in a segregated account with the Funds’ custodian, or with a designated sub-custodian, in an amount at least equal to the current market value of the loaned securities.  In lending securities to brokers, dealers and other financial organizations, a Fund is subject to risks, which, like those associated with other extensions of credit, include delays in recovery and possible loss of rights in the collateral should the borrower fail financially.

Sector Focus. If a Fund’s portfolio is overweighted in a certain sectors or related sectors, any negative development affecting that sector will have a greater impact on the Fund than a fund that is not overweighted in that sector.

Consumer Discretionary Sector Risk. Because companies in the consumer discretionary sector manufacture products and provide discretionary services directly to the consumer, the success of these companies is tied closely to the performance of the overall domestic and international economy, interest rates, competition and consumer confidence.

Success depends heavily on disposable household income and consumer spending. Changes in demographics and consumer tastes also can affect the demand for, and success of, consumer discretionary products in the marketplace.

Consumer Staples Sector Risk. The consumer staples sector may be affected by the permissibility of using various food additives and production methods, fads, marketing campaigns and other factors affecting consumer demand. In particular, tobacco companies may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced or characterized by unpredictable factors.

Energy Sector Risk. The profitability of companies in the energy sector is related to worldwide energy prices, exploration, and production spending. Such companies also are subject to risks of changes in exchange rates, government regulation, world events, depletion of resources and economic conditions, as well as market, economic and political risks of the countries where energy companies are located or do business. Oil and gas exploration and production can be significantly affected by natural disasters. Oil exploration and production companies may be adversely affected by changes in exchange rates, interest rates, government regulation, world events, and economic conditions. Oil exploration and production companies may be at risk for environmental damage claims.

Financial Sector Risk. The financial services industries are subject to extensive government regulation, can be subject to relatively rapid change due to increasingly blurred distinctions between service segments, and can be significantly affected by availability and cost of capital funds, changes in interest rates, the rate of corporate and consumer debt defaults, and price competition. Numerous financial services companies have experienced substantial declines in the valuations of their assets, taken action to raise capital (such as the issuance of debt or equity securities), or even ceased operations. These actions have caused the securities of many financial services companies to experience a dramatic decline in value. Issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected by the foregoing events and the general market turmoil, and it is uncertain whether or for how long these conditions will continue.

Healthcare Sector Risk. The profitability of companies in the healthcare sector may be affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, industry innovation, changes in technologies and other market developments. Many healthcare companies are heavily dependent on patent protection. The expiration of patents may adversely affect the profitability of these companies. Many healthcare companies are subject to extensive litigation based on product liability and similar claims. Healthcare companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the healthcare sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly.

Industrials Sector Risk. The stock prices of companies in the industrials sector are affected by supply and demand both for their specific product or service and for industrials sector products in general. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Government regulation, world events and economic conditions may affect the performance of companies in the industrials sector. Companies in the industrials sector may be at risk for environmental damage and product liability claims.

Materials Sector Risk. Companies in the materials sector could be adversely affected by commodity price volatility, exchange rates, import controls and increased competition. Production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns. Companies in the materials sector are at risk for environmental damage and product liability claims. Companies in the materials sector may be adversely affected by depletion of resources, technical progress, labor relations, and government regulations.

Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face product obsolescence due to rapid technological developments and frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel.

Technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Finally, while all companies may be susceptible to network security breaches, certain companies in the information technology sector may be particular targets of hacking and potential theft of proprietary or consumer information or disruptions in service, which could have a material adverse effect on their businesses. These risks are heightened for information technology companies in foreign markets.

Telecommunications Services Sector Risk. The telecommunications sector is subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of telecommunications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. The domestic telecommunications market is characterized by increasing competition and regulation by various state and federal regulatory authorities. Companies in the telecommunications sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology. Technological innovations may make the products and services of certain telecommunications companies obsolete.

Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments, with appropriate earmarking or segregation of assets to cover such obligation.

Short Sales. When a Fund makes a short sale, it sells a security it does not own in anticipation of a decline in market price.  The proceeds from the sale are retained by the broker until the Fund replaces the borrowed security.  To deliver the security to the buyer, the Fund must arrange through a broker to borrow the security and, in so doing, the Fund will become obligated to replace the security borrowed at its market price at the time of replacement, whatever that price may be.  The Fund may have to pay a premium to borrow the security.  The Fund may, but will not necessarily, receive interest on such proceeds.  The Fund must pay to the broker any dividends or interest payable on the security until it replaces the security.

The Fund's obligation to replace the security borrowed will be secured by collateral deposited with the broker, consisting of cash or U.S. government securities or other securities acceptable to the broker.  In addition, the Fund will be required to deposit cash or U.S. government securities as collateral in a segregated account with its custodian in an amount such that the value of both collateral deposits is at all times equal to at least 100% of the current market value of the securities sold short.  The Fund will receive the interest accruing on any U.S. government securities held as collateral in the segregated account with the custodian.  The deposits do not necessarily limit the Fund's potential loss on a short sale, which may exceed the entire amount of the collateral deposits.

If the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a capital gain.  Any realized capital gain will be decreased, and any incurred loss increased, by the amount of transaction costs and any premium, dividend, or interest which the Fund may have to pay in connection with such short sale.

Sovereign Debt. Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on the implementation of economic reforms or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to timely service its debts. Consequently, governmental entities may default on their sovereign debt.

Holders of sovereign debt may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. In the event of a default by a governmental entity, there may be few or no effective legal remedies for collecting on such debt.

Stand-By Commitments. When a Fund purchases municipal obligations, it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by a Fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by a Fund, although it could sell the underlying municipal obligation to a third-party at any time.

Each Fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, a Fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 10% of the value of a Fund’s total assets calculated immediately after each stand-by commitment is acquired. A Fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Advisor or sub-advisor, as the case may be, present minimal credit risks.

Step Coupon Bonds (“STEPS”). A Fund may invest in STEPS, which pay interest at a series of different rates (including 0%) in accordance with a stated schedule for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities may be subject to more volatility risk than fixed rate debt securities.

Structured Notes. A Fund may invest in structured notes, including “total rate of return swaps,” with rates of return determined by reference to the total rate of return on one or more loans referenced in such notes. The rate of return on the structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage, which magnifies the risk of loss, because a relatively small decline in the value of a referenced note could result in a relatively large loss in value.

Swap Agreements. To help enhance the value of its portfolio or manage its exposure to different types of investments, the Funds may enter into interest rate, currency and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.”

In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period.  If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount.  Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages.

In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances.  For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level.  A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.

Swap agreements may involve leverage and may be highly volatile; depending on how they are used, they may have a considerable impact on a Fund’s performance.  Swap agreements involve risks depending upon the other party’s creditworthiness and ability to perform, as judged by a Fund’s sub-advisor, as well as the Fund's ability to terminate its swap agreements or reduce its exposure through offsetting transactions.

Temporary Defensive Positions. A Fund may take temporary defensive positions that are inconsistent with the Fund’s normal investment strategies in response to adverse or unusual market, economic, political, or other conditions as determined by the sub-advisor. Such positions could include, but are not limited to, investments in (1) highly liquid short-term fixed-income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) repurchase agreements involving any such securities; and (3) other money market instruments.  In addition, a Fund may hold uninvested cash on a temporary basis if, in the sub-advisor’s discretion, market conditions warrant.  A Fund’s uninvested cash balances may or may not earn interest while maintained at the Fund’s custodian.  There is no limit on the extent to which a Fund may take temporary defensive positions. In taking such positions, the Fund may fail to achieve its investment goals.

Trade Claims. Trade claims are interests in amounts owed to suppliers of goods or services and are purchased from creditors of companies in financial difficulty.  For purchasers such as the Fund, trade claims offer the potential for profits since they are often purchased at a significant discount from face value and, consequently, may generate capital appreciation in the event that the market value of the claim increases as the debtor’s financial position improves or the claim is paid.

An investment in trade claims is speculative and carries a high degree of risk.  Trade claims are illiquid instruments that generally do not pay interest and there can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim.  The markets in trade claims are not regulated by federal securities laws or the SEC.  Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than certain other creditors in a bankruptcy proceeding.

U.S. Government Securities. Each Fund may invest in U.S. government securities, which are obligations issued or guaranteed by the U.S. government, its agencies, authorities or instrumentalities.  Some U.S. government securities, such as U.S. Treasury bills, U.S. Treasury notes and U.S. Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States.  Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. government to purchase the agency’s obligations, such as securities of the FNMA; or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association.  No assurance can be given that the U.S. government will provide financial support in the future to U.S. government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States.

Securities guaranteed as to principal and interest by the U.S. government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed.  The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.

Variable-Rate Demand Notes. The Funds may purchase variable-rate demand notes.  Variable-rate demand notes that the Funds may purchase are debt instruments that provide for a periodic adjustment in the interest rate paid on the instrument and permit the holder to demand payment of the unpaid principal balance plus accrued interest with proper notification or at specified intervals from the issuer or by drawing on a bank letter of credit, a guarantee, insurance or other credit facility issued with respect to such instrument.

The variable-rate demand notes in which the Funds may invest are payable on not more than thirty calendar days’ notice either on demand or at specified intervals not exceeding thirteen months depending upon the terms of the instrument.  These instruments have coupon rates that reset periodically at intervals ranging from daily to up to thirteen months and may be based upon LIBOR or other short-term interest rates such as U.S. Treasury bills or the Fed Funds rate.  The coupon rate on these securities resets at a level that causes its value to approximate par.  Each Fund may only purchase variable rate demand instruments which have received a short-term rating meeting that Fund's quality standards from an NRSRO or unrated variable-rate demand notes determined by the sub-advisor to be of comparable quality.  If such an instrument does not have a demand feature exercisable by a Fund in the event of default in the payment of principal or interest on the underlying securities, then the Fund will also require that the instrument have a rating as long-term debt in one of the top two categories by any NRSRO.  The sub-advisor may determine that an unrated variable rate demand instrument meets a Fund’s quality criteria if it is backed by a letter of credit or guarantee or insurance or other credit facility that meets the quality criteria for the Fund or on the basis of a credit evaluation of the underlying obligor.  If an instrument is ever deemed to not meet a Fund’s quality standards, such Fund either will sell it in the market or exercise the demand feature as soon as practicable.

While the value of the underlying variable rate demand notes may change with changes in interest rates generally, the variable rate nature of the underlying variable rate demand instruments should minimize changes in value of the instruments.  Accordingly, as interest rates decrease or increase, the potential for capital depreciation is less than would be the case with a portfolio of fixed-income securities.  Each Fund may hold variable rate demand notes on which stated minimum or maximum rates, or maximum rates set by state law, limit the degree to which interest on such variable rate demand instruments may fluctuate; to the extent it does, increases or decreases in value may be somewhat greater than would be the case without such limits.  Because the adjustment of interest rates on the variable rate demand notes is made in relation to money market or short-term interest rates, the variable rate demand notes are not comparable to long-term fixed-rate securities.  Accordingly, interest rates on the variable rate demand notes may be higher or lower than current market rates for fixed-rate obligations or obligations of comparable quality with similar maturities.

As a matter of current operating policy, the Bond Fund will not invest more than 15% of its net assets in variable-rate demand notes as to which it cannot exercise the demand feature on not more than seven days’ notice if it is determined that there is no secondary market available for these obligations and all other illiquid securities.  The Bond Fund intends to exercise the demand repurchase feature only (1) upon a default under the terms of the bond documents, (2) as needed to provide liquidity to a Fund in order to make redemptions of its shares, or (3) to maintain the quality standards of a Fund’s investment portfolio.

Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period.  Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Rights are similar to warrants bu normally have a short life span to expiration.  It should be noted that the prices of warrants and rights do not necessarily move parallel to the prices of the underlying securities.  It should also be noted that if the market price of the underlying security never exceeds the exercise price, the Fund will lose the entire investment in the warrant or right.  Moreover, if a warrant or right is not exercised within the specified time period, it will become worthless and the Fund will lose the purchase price and the right to purchase the underlying security.

When-Issued and Delayed-Delivery Securities. The Funds will only make commitments to purchase securities on a when-issued or to-be-announced (“TBA”) basis with the intention of actually acquiring the securities.  A Fund may sell the securities before the settlement date if it is otherwise deemed advisable as a matter of investment strategy or in order to meet its obligations, although it would not normally expect to do so.  When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and involve the risk that the yield obtained in the transaction will be less than that available in the market when delivery takes place.  In a TBA transaction, a Fund has committed to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount in transactions involving mortgage-related securities.

TBA securities are paid for and delivered within 15 to 45 days from their date of purchase.  In connection with these investments, each Fund will direct the custodian to segregate cash or liquid securities in an amount sufficient to make payment for the securities to be purchased.  These assets will be valued daily at market for the purpose of determining the adequacy of the securities in the account.  If the market value of such securities declines, additional cash or securities will be segregated on a daily basis so that the market value of the segregated assets will equal the amount of a Fund’s commitments to purchase securities on a when-issued or TBA basis.  To the extent assets are segregated, they will not be available for new investment or to meet redemptions.  Securities purchased on a when-issued or TBA basis and the securities held in a Fund’s portfolio are subject to changes in market value based upon changes in the level of interest rates (which will generally result in all of those securities changing in value in the same way, i.e., all those securities experiencing appreciation when interest rates decline and depreciation when interest rates rise).  Therefore, if in order to achieve higher returns, a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued or TBA basis, there will be a possibility that the market value of the Fund’s assets will experience greater fluctuation.  The purchase of securities on a when-issued or TBA basis may involve a risk of loss if the seller fails to deliver after the value of the securities has risen.

When the time comes for a Fund to make payment for securities purchased on a when-issued or TBA basis, the Fund will do so by using then available cash flow, by sale of the securities held in the segregated account, by sale of other securities or, although it would not normally expect to do so, by directing the sale of the securities purchased on a when-issued or TBA basis themselves (which may have a market value greater or less than the Fund’s payment obligation.)

The Bond Fund may also invest up to 33% of its assets in dollar-roll transactions involving when-issued securities.

Zero Coupon and Pay-in-kind Securities. Zero coupon corporate or U.S. government securities and step-coupon securities are debt obligations that are issued or purchased at a significant discount from face value.  The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance.  Pay in-kind securities pay interest through the issuance of additional securities.  Zero coupon securities do not require the periodic payment of interest.  These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash.  These investments may experience greater volatility in market value than securities that make regular payments of interest.  The secondary market value of corporate debt securities structured as zero coupon securities or payment-in-kind securities may be more volatile in response to changes in interest rates than debt securities that pay interest periodically in cash.  Because such securities do not pay current interest, but rather, income is accrued, to the extent that the Fund does not have available cash to meet distribution requirements with respect to such income, it could be required to dispose of portfolio securities that it otherwise would not.  Such disposition could be at a disadvantageous price.

Zero coupon securities include STRIPS, that is, securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. government, its agencies, authorities or instrumentalities.  They also include Coupons Under Book Entry System (“CUBES”), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

INVESTMENT LIMITATIONS

Fundamental Policies. The “fundamental policies” of each Fund may not be changed with respect to the Fund without the approval of a “majority of the outstanding voting securities” of the Fund.  “Majority of the outstanding voting securities” under the 1940 Act, and as used in this SAI and the prospectus, means, the lesser of (i) 67% or more of the outstanding voting securities of a Fund present at a meeting at which the holders of more than 50% of the outstanding voting securities of a Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of a Fund.  Except for the limitations on borrowings, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing market values or other circumstances will not be considered a deviation from these policies.

Each Fund may not, except as noted below:

(1)	issue senior securities except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

(2)	engage in borrowing except as permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act;

(3)
underwrite securities issued by other persons, except to the extent that, in connection with the sale or disposition of portfolio securities, the Fund may be deemed to be an underwriter under certain federal securities laws or in connection with investments in other investment companies;

(4)
purchase the securities of an issuer (other than securities issued or guaranteed by the U.S. government, its agencies or its instrumentalities) if, as a result, more than 25% of the Funds’ total assets would be invested in the securities of companies whose principal business activities are in the same industry;

(5)
purchase or sell real estate except that the Fund may (i) hold and sell real estate acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by real estate, or interests in real estate; and (iii) purchase or sell securities of entities or investment vehicles, including real estate investment trusts, that invest, deal or otherwise engage in transactions in real estate or interests in real estate;

(6)
purchase or sell physical commodities except that the Fund may (i) hold and sell physical commodities acquired as a result of the Funds’ ownership of securities or other instruments; (ii) purchase or sell securities or other instruments backed by physical commodities; (iii) purchase or sell options, and (iv) purchase or sell futures contracts;

(7)
make loans to other persons except that the Fund may (i) engage in repurchase agreements; (ii) lend portfolio securities, (iii) purchase debt securities; (iv) purchase commercial paper; and (v) enter into any other lending arrangement permitted by the 1940 Act, any rule, regulation or order under the 1940 Act or any SEC staff interpretation of the 1940 Act; and

(8)
(Bond Fund only) purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

The following descriptions of certain provisions of the 1940 Act may assist investors in understanding the above policies and restrictions:

(1)
Diversification. Under the 1940 Act, a diversified investment management company, as to 75% of its total assets, may not purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government, its agents or instrumentalities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be held by the Fund.

(2)
Borrowing. The 1940 Act allows a fund to borrow from any bank (including pledging, mortgaging or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets.)

(3)
Underwriting. Under the 1940 Act, underwriting securities involves a fund purchasing securities directly from an issuer for the purpose of selling (distributing) them or participating in any such activity either directly or indirectly.  Under the 1940 Act, a diversified fund may not make any commitment as underwriter, if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, exceeds 25% of the value of its total assets.

(4)	Lending. Under the 1940 Act, a fund may only make loans if expressly permitted by its investment policies. Each Fund’s current investment policy on lending is set forth above.

(5)
Senior Securities. Senior securities may include any obligation or instrument issued by a fund evidencing indebtedness.  The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, reverse repurchase agreements, firm commitment agreements and standby commitments and derivative transactions, with appropriate earmarking or segregation of assets to cover such obligation.

Non-fundamental Operating Policies.  Certain Funds have adopted additional restrictions as a matter of “operating policy.”  These restrictions are non-fundamental and may be changed by the Board without a shareholder vote,  upon 60 day's notice to shareholders. The non-fundamental investment limitations listed below are in addition to other non-fundamental investment limitations disclosed elsewhere in this SAI and in the prospectus. Except for the limitations on borrowings and illiquid securities, if a percentage restriction on investment or use of assets set forth below is adhered to at the time a transaction is effected, later changes in percentages resulting from changing market values or other circumstances will not be considered a deviation from these policies.

The following non-fundamental limitations applies to all Funds:

1.	The Funds will not invest in any illiquid investment if, immediately after such acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets.

2.
Each Fund may not change its policy of investing, under normal circumstances, at least 80% of its net assets (defined as net assets, plus the amount of any borrowings for investment purposes), in investments suggested by the Fund’s name as described in the prospectus, without providing shareholders with at least 60-days' prior notice of such change.

Bond Fund Non-Fundamental Operating Policies.

(1)
The Bond Fund may not borrow money from banks or other persons in an amount exceeding 10% of its total assets, except for the use of reverse repurchase agreements and covered dollar rolls or as a temporary measure for extraordinary or emergency purposes.

(2)	The Bond Fund may not:

i.
pledge, mortgage or hypothecate for any purpose in excess of 10% of the Fund’s total assets (taken at market value), provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, and reverse repurchase agreements are not considered a pledge of assets for purposes of this restriction;

ii.
purchase any security or evidence of interest therein on margin, except that such short-term credit as may be necessary for the clearance of purchases and sales of securities may be obtained and except that deposits of initial deposit and variation margin may be made in connection with the purchase, ownership, holding or sale of futures;

iii.
sell any security which it does not own unless by virtue of its ownership of other securities it has at the time of sale a right to obtain securities, without payment of further consideration, equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

iv.	invest for the purpose of exercising control or management;

v.
purchase securities issued by any investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker’s commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that securities of any investment company will not be purchased for the Fund if such purchase at the time thereof would cause: (a) more than 10% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in the securities of such issuers; (b) more than 5% of the Fund’s total assets (taken at the greater of cost or market value) to be invested in any one investment company, provided further that, except in the case of a merger or consolidation, the Fund shall not purchase any securities of any open-end investment company unless the Fund (1) waives the investment advisory fee, with respect to assets invested in other open-end investment companies and (2) incurs no sales charge in connection with the investment;

vi.
invest more than 15% of the Fund’s net assets (taken at the greater of cost or market value) in securities that are illiquid or not readily marketable (defined as a security that cannot be sold in the ordinary course of business within seven days at approximately the value at which the Fund has valued the security) not including (a) Rule 144A securities that have been determined to be liquid in accordance with guidelines approved by the Board of Trustees; and (b) commercial paper that is sold under section 4(a)(2) of the 1933 Act which is not traded flat or in default as to interest or principal and either (i) is rated in one of the two highest categories by at least two NRSROs and the Fund’s Board has determined the commercial paper to be liquid in accordance with the guidelines approved by the Fund’s Board of Trustees; or (ii) if only one NRSRO rates the security, the security is rated in one of the two highest categories by that NRSRO and the Fund’s Advisor has determined that the commercial paper is equivalent quality and is liquid in accordance with guidelines approved by the Fund’s Board of Trustees;

vii.
invest more than 10% of the Fund’s total assets in securities that are restricted from being sold to the public without registration under the 1933 Act (other than securities deemed liquid in accordance with guidelines approved by the Fund’s Board);

viii.
purchase securities of any issuer if such purchase at the time thereof would cause the Fund to hold more than 10% of any class of securities of such issuer, for which purposes all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class, except that futures or option contracts shall not be subject to this restriction;

ix.
make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to, the securities sold short, and unless not more than 10% of the Fund’s net assets (taken at market value) is represented by such securities, or securities convertible into or exchangeable for such securities, at any one time;

x.	purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of the Fund’s aggregate investment in such classes of securities will exceed 5% of its total assets;

Common Stock Fund Non-Fundamental Operating Policies.

1.    In complying with the fundamental investment restriction regarding issuer diversification, the Fund will not, with respect to 75% of its total assets, purchase securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), if, as a result, (i) more than 5% of the Fund’s total assets would be invested in the securities of that issuer, or (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer.

2.    In complying with the fundamental investment restriction regarding borrowing and issuing senior securities, the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings).

3.    In complying with the fundamental investment restriction with regard to making loans, the Fund may not make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the Fund may: (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) engage in securities lending as described in the Prospectus or Statement of Additional Information.

A Fund will determine compliance with the fundamental and non-fundamental investment restriction percentages above (with the exception of the restriction relating to borrowing) and other investment restrictions in this SAI immediately after and as a result of its acquisition of such security or other asset. Accordingly, a Fund will not consider changes in values, net assets, or other circumstances when determining whether the investment complies with its investment restrictions.

TRUSTEES AND OFFICERS OF THE TRUST

The following is a list of the Trustees and principal officers of the Trust, the length of service with the Trust and principal occupations for the past five years, and, for the Trustees only, the number of funds overseen in the Touchstone Fund Complex and their other directorships held.  All funds managed by the Advisor, the "Touchstone Funds" are part of the “Touchstone Fund Complex.”  The Touchstone Fund Complex consists of the Trust, Touchstone Funds Group Trust,

Touchstone Institutional Funds Trust and Touchstone Strategic Trust.  The Trustees who are not interested persons of the Trust, as defined in the 1940 Act, are referred to as “Independent Trustees.”

Interested Trustee(1):
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	Trustee and President	Until retirement at age 75 or until she resigns or is removed Trustee since 1999	President and CEO of IFS Financial Services, Inc. (a holding company).	46
IFS Financial Services, Inc. (a holding company) from 1999 to the present; Integrity and National Integrity Life Insurance Co. from 2005 to the present; Touchstone Securities (the Trust’s distributor) from 1999 to the present; Touchstone Advisors (the Trust’s investment advisor and administrator) from 1999 to the present; W&S Brokerage Services (a brokerage company) from 1999 to the present; W&S Financial Group Distributors (a distribution company) from 1999 to the present; Cincinnati Analysts, Inc. from 2012 to the present; Columbus Life Insurance Co. from 2016 to the present; The Lafayette Life Insurance Co. from
2016 to the present; Taft Museum of Art from 2007 to the present; YWCA of Greater Cincinnati from 2012 to the present; and LL Global, Inc. from 2016 to the present.

Independent Trustees:
Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Phillip R. Cox c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1947	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 1999	President and Chief Executive Officer of Cox Financial Corp. (a financial services company) from 1971 to the present.	46
Director of Cincinnati Bell (a communications company) from 1994 to the present; Bethesda Inc. (a hospital) from 2005 to the present; Timken Co. (a manufacturing company) from 2004 to 2014; TimkenSteel from 2014 to the present; Diebold, Inc. (a technology solutions company) from 2004 to the present; and Ohio Business Alliance for Higher Education and the Economy from 2005 to the present.

William C. Gale c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1952	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Retired; formerly Senior Vice President and Chief Financial Officer (from 2003 to January 2015) of Cintas Corporation (a business services company).	46	None.
Susan J. Hickenlooper c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1946	Trustee	Until retirement at age 75 or until she resigns or is removed Trustee since 2009	Retired; formerly Financial Analyst for Impact 100 (charitable organization) from November 2012 to 2013.	46	Trustee of Diocese of Southern Ohio from 2014 to the present; and Trustee of Cincinnati Parks Foundation from 2000 to 2016.

Name Address Year of Birth	Position Held with Trust	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen in the Touchstone Fund Complex(2)	Other Directorships Held During the Past 5 Years(3)
Kevin A. Robie c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1956	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Vice President of Portfolio Management at Soin International LLC (a private multinational holding company) from 2004 to the present.	46
Director of SaverSystems, Inc. from 2015 to the present; Director of Buckeye EcoCare, Inc. (a lawn care company) from 2013 to the present; Trustee of Dayton Region New Market Fund, LLC (a private fund) from 2010 to the present; and Trustee of the Entrepreneurs Center, Inc. (a small business incubator) from 2006 to the present.

Edward J. VonderBrink c/o Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1944	Trustee	Until retirement at age 75 or until he resigns or is removed Trustee since 2013	Consultant, VonderBrink Consulting LLC from 2000 to the present.	46
Director of Streamline Health Solutions, Inc. (healthcare IT) from 2006 to 2015; Mercy Health from 2013 to the present; Mercy Health Foundation (healthcare nonprofit) from 2008 to the present; Al Neyer Inc. (a construction company) from 2013 to the present; and BASCO Shower Door from 2010 to the present.

(1)         Ms. McGruder, as a director of the Advisor and the Distributor and an officer of affiliates of the Advisor and the Distributor, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.
(2)         As of April 30, 2019, the Touchstone Fund Complex consists of 10 series of the Trust, 14 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust and 21 series of Touchstone Strategic Trust.
(3)         Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust and Touchstone Strategic Trust.

Principal Officers:

Name Address Year of Birth	Position Held with Trust(1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Jill T. McGruder Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1955	President and Trustee	Until resignation, removal or disqualification President since 2006	See biography above.
Steven M. Graziano Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1954	Vice President	Until resignation, removal or disqualification Vice President since 2009	President of Touchstone Advisors, Inc.
Timothy D. Paulin Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Vice President	Until resignation, removal or disqualification Vice President since 2010	Senior Vice President of Investment Research and Product Management of Touchstone Advisors, Inc.
Timothy S. Stearns Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1963	Chief Compliance Officer	Until resignation, removal or disqualification Chief Compliance Officer since 2013	Chief Compliance Officer of Touchstone Advisors, Inc.
Terrie A. Wiedenheft Touchstone Advisors, Inc. 303 Broadway Suite 1100 Cincinnati, Ohio 45202 Year of Birth: 1962	Controller and Treasurer	Until resignation, removal or disqualification Controller and Treasurer since 2006	Senior Vice President, Chief Financial Officer and Chief Operations Officer of IFS Financial Services, Inc. (a holding company).
Meredyth A. Whitford Western & Southern Financial Group 400 Broadway Cincinnati, Ohio 45202 Year of Birth: 1981	Secretary	Until resignation, removal or disqualification Secretary since 2018
Counsel - Securities/Mutual Funds of Western & Southern Financial Group (2015 to present); Associate at Morgan Lewis & Bockius LLP (law firm) (2014 to 2015); Associate at Bingham McCutchen LLP (law firm) (2008 to 2014).

(1)         Each officer also holds the same office with Touchstone Funds Group Trust, Touchstone Institutional Funds Trust and Touchstone Strategic Trust.

Additional Information About the Trustees

The Board believes that each Trustee’s experience, qualifications, attributes, or skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that the Trustees possess the requisite experience, qualifications, attributes, and skills to serve on the Board.  The Board believes that the Trustees’ ability to review critically, evaluate, question and discuss information provided to them; to interact effectively with the Advisor, sub-advisors, other service providers, counsel and independent auditors; and to exercise effective business judgment in the performance of their duties, support this conclusion.  The Board has also considered the contributions that each Trustee can make to the Board and the Funds.

In addition, the following specific experience, qualifications, attributes and skills apply as to each Trustee: Ms. McGruder has experience as a chief executive officer of a financial services company and director of various other businesses, as well as executive and leadership roles within the Advisor; Mr. Cox has experience as a chief executive officer of a financial services company and director of companies from varied industries; Mr. Gale has experience as a chief financial officer, an internal auditor of various global companies, and has accounting experience as a manager at a major accounting firm; Ms. Hickenlooper has executive and board experience at various businesses, foundations and charitable organizations; Mr. Robie has portfolio management experience at a private multinational holding company; and Mr. VonderBrink has experience as a consultant and director of other corporations.  In its periodic self-assessment of effectiveness, the Board considers the complementary individual skills and experience of the individual Trustees primarily in the broader context of the Board’s overall composition so that the Board, as a body, possesses the appropriate (and appropriately diverse) skills and experience to oversee the business of the Trust. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any Trustee or on the Board by reason thereof.

Board Structure

The Board is composed of five Independent Trustees and one Interested Trustee, Jill T. McGruder, who is Chairperson of the Board.  The full Board has appointed Phillip R. Cox to serve as the Lead Independent Trustee. Ms. McGruder oversees the day-to-day business affairs of the Trust and communicates with Mr. Cox regularly on various Trust issues, as appropriate.  Mr. Cox, among other things, chairs meetings of the Independent Trustees, serves as a spokesperson for the Independent Trustees and serves as a liaison between the Independent Trustees and the Trust’s management between Board meetings. Except for any duties specified, the designation of Lead Independent Trustee does not impose on such Independent Trustee any duties, obligations or liability that is greater than the duties, obligations or liability imposed on such person as a member of the Board, generally.  The Independent Trustees are advised at these meetings, as well as at other times, by separate, independent legal counsel.

The Board holds four regular meetings each year to consider and address matters involving the Trust and its Funds.  The Board also may hold special meetings to address matters arising between regular meetings.  The Independent Trustees also regularly meet outside the presence of management and are advised by independent legal counsel.  These meetings may take place in-person or by telephone.

The Board has established a committee structure that includes an Audit Committee and a Governance Committee (discussed in more detail below).  The Board conducts much of its work through these Committees.  Each Committee is comprised entirely of Independent Trustees, which ensures that the Funds have effective and independent governance and oversight.

The Board reviews its structure regularly and believes that its leadership structure, including having a super-majority of Independent Trustees, coupled with an Interested Chairperson and a Lead Independent Trustee, is appropriate and in the best interests of the Trust because it allows the Board to exercise informed and independent judgment over matters under its purview, and it allocates areas of responsibility among committees and the full Board in a manner that enhances effective oversight.  The Board believes that having an Interested Chairperson is appropriate and in the best interests of the Trust given:  (1) the extensive oversight provided by the Trust’s Advisor over the affiliated and unaffiliated sub-advisors that conduct the day-to-day management of the Funds of the Trust, (2) the extent to which the work of the Board is conducted through the standing Committees, (3) the extent to which the Independent Trustees meet regularly, together with independent legal counsel, in the absence of the Interested Chairperson and (4) the Interested Chairperson’s additional roles as a director of the Advisor and the Distributor and senior executive of IFS Financial Services, Inc. (a holding company), the Advisor’s parent company, and of other affiliates of the Advisor, which enhance the Board’s understanding of the operations of the Advisor and the role of the Trust and the Advisor within Western & Southern Financial Group, Inc.  The Board also believes that the role of the Lead Independent Trustee within the leadership structure is integral to promoting independent oversight of the Funds’ operations and meaningful representation of the shareholders’ interests.  In addition, the Board believes its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from the Trust’s management.

Board Oversight of Risk

Consistent with its responsibilities for oversight of the Trust and its Funds, the Board, among other things, oversees risk management of each Fund’s investment program and business affairs directly and through the committee structure that it has established.  Risks to the Funds include, among others, investment risk, credit risk, liquidity risk, valuation risk and operational risk, as well as the overall business risk relating to the Funds.  The Board has adopted, and periodically reviews, policies and procedures designed to address these risks.  Under the overall oversight of the Board, the Advisor, sub-advisors, and other key service providers to the Funds, including the administrator, the distributor, the transfer agent, the custodian, and the independent auditors, have also implemented a variety of processes, procedures and controls to address these risks.  Different processes, procedures and controls are employed with respect to different types of risks.  These processes include those that are embedded in the conduct of regular business by the Board and in the responsibilities of officers of the Trust and other service providers.

The Board requires senior officers of the Trust, including the Chief Compliance Officer (“CCO”), to report to the Board on a variety of matters at regular and special meetings of the Board, including matters relating to risk management.  The Board and the Audit Committee receive regular reports from the Trust’s independent auditors on internal control and financial reporting matters.  On at least a quarterly basis, the Board meets with the Trust’s CCO, including meetings in executive sessions, to discuss issues related to portfolio compliance and, on at least an annual basis, receives a report from the CCO regarding the effectiveness of the Trust’s compliance program.  In addition, the Board also receives reports from the Advisor on the investments and securities trading of the Funds, including their investment performance and asset weightings compared to appropriate benchmarks, as well as reports regarding the valuation of those investments.  The Board also receives reports from the Trust’s primary service providers on a periodic or regular basis, including the sub-advisors to the Funds.

Standing Committees of the Board

The Board is responsible for overseeing the operations of the Trust in accordance with the provisions of the 1940 Act and other applicable laws and the Trust’s Declaration of Trust.  The Board has established the following Committees to assist in its oversight functions.  Each Committee is composed entirely of Independent Trustees.

Audit Committee.  All of the Independent Trustees are members of the Audit Committee.  William C. Gale serves as the Committee Chair. The Audit Committee is responsible for overseeing the Trust’s accounting and financial reporting policies, practices and internal controls.  During the fiscal year ended December 31, 2018, the Audit Committee held four meetings.

Governance Committee.  All of the Independent Trustees are members of the Governance Committee.  Susan J. Hickenlooper serves as the Committee Chair. The Governance Committee is responsible for overseeing the Trust’s compliance program and compliance issues, procedures for valuing securities and responding to any pricing issues.  During the fiscal year ended December 31, 2018, the Governance Committee held four meetings.

In addition, the Governance Committee is responsible for recommending candidates to serve on the Board.  The Governance Committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board.  Shareholders who wish to submit recommendations for nominations to the Board to fill the vacancy must submit their recommendations in writing to Ms. Susan J. Hickenlooper, Chair of the Governance Committee, c/o Touchstone Funds, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  Shareholders should include appropriate information on the background and qualifications of any person recommended to the Governance Committee (e.g., a resume), as well as the candidate’s contact information and a written consent from the candidate to serve if nominated and elected.  Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration in the event of a future vacancy on the Board.

Trustee Ownership in the Touchstone Fund Complex

The following table reflects the Trustees’ beneficial ownership in the Funds (i.e., dollar range of securities in each Fund) and the Touchstone Fund Complex as of December 31, 2018.

	Interested Trustee	Independent Trustees
Funds	Jill T. McGruder	Phillip R. Cox	William C. Gale	Susan J. Hickenlooper	Kevin A. Robie	Edward J. VonderBrink
Bond Fund	None	None	None	None	None	None
Common Stock Fund	None	None	None	None	None	None
Aggregate Dollar Range of Securities in the Touchstone Fund Complex(1)	Over $100,000	None	None	Over $100,000	None	Over $100,000
(1)As of April 30, 2019, the Touchstone Fund Complex consisted of 10 series of the Trust, 14 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust and 21 series of Touchstone Strategic Trust.

Trustee Compensation

The following table reflects the fees paid to the Trustees by the Trust and the total compensation paid by the Touchstone Fund Complex for the fiscal year ended December 31, 2018.

Name	Compensation from the Trust	Aggregate Compensation from the Touchstone Fund Complex(1)
Interested Trustee
Jill T. McGruder	$0	$0
Independent Trustees(2)
Phillip R. Cox	$31,608	$155,000
William C. Gale	$29,119	$143,000
Susan J. Hickenlooper	$29,119	$143,000
Kevin A. Robie	$26,630	$131,000
Edward J. VonderBrink	$26,630	$131,000
(1)    As of April 30, 2019, the Touchstone Fund Complex consists of 10 series of the Trust, 14 series of Touchstone Funds Group Trust, 1 series of Touchstone Institutional Funds Trust and 21 series of Touchstone Strategic Trust.
(2)    The Independent Trustees are eligible to participate in the Touchstone Trustee Deferred Compensation Plan, which allows them to defer payment of a specific amount of their Trustee compensation, subject to a minimum quarterly reduction of $1,000.  The total amount of deferred compensation accrued by the Independent Trustees from the Touchstone Fund Complex during the fiscal year ended December 31, 2018 is $131,000.

The following table shows the Trustee quarterly compensation schedule:

	Retainer	Governance Committee Meeting Attendance Fees	Audit Committee Meeting Attendance Fees	Board Meeting Attendance Fees
Compensation	$18,000	$4,500	$4,500	$5,000

Lead Independent Trustee Fees	$6,000

Committee Chair Fees	$1,000	$2,000	$2,000

Telephonic Meeting Attendance Fee = $1,500

Independent Trustee compensation and Trustee and officer expenses are typically divided equally among the series comprising the Touchstone Fund Complex.

THE ADVISOR

Touchstone Advisors, Inc. (previously defined as the “Advisor” or “Touchstone Advisors”) is the Funds’ investment advisor under the terms of an advisory agreement (the “Advisory Agreement”) dated January 1, 1999.  Under the Advisory Agreement, the Advisor reviews, supervises and administers the Funds’ investment program, subject to the oversight of, and policies established by, the Board of the Trust (the “Trustees”).  The Advisor determines the appropriate allocation of assets to each Fund’s sub-advisor(s).

The Advisory Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties, but shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties.

The continuance of the Advisory Agreement as to the Funds after the first two years must be specifically approved at least annually (i) by the vote of the Board or by a vote of the shareholders of the Fund, and, in either case, (ii) by the vote of a majority of the Board who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval.  The Advisory Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Board or, with respect to a Fund, by a majority of the outstanding shares of the Fund, on not less than 30 days’ nor more than 60 days’ written notice to the Advisor, or by the Advisor on 90 days’ written notice to the Trust.

The Advisor is a wholly-owned subsidiary of IFS Financial Services, Inc. (a holding company), which is a wholly-owned subsidiary of Western-Southern Life Assurance Company. Western-Southern Life Assurance Company is a wholly-owned subsidiary of The Western and Southern Life Insurance Company, which is a wholly-owned subsidiary of Western & Southern Financial Group, Inc.  Western & Southern Financial Group, Inc. is a wholly-owned subsidiary of Western & Southern Mutual Holding Company (“Western & Southern”).  Western & Southern is located at 400 Broadway, Cincinnati, Ohio 45202. Ms. Jill T. McGruder may be deemed to be an affiliate of the Advisor because she is a Director of the Advisor and an officer of affiliates of the Advisor.  Ms. McGruder, by reason of these affiliations, may directly or indirectly receive benefits from the advisory fees paid to the Advisor.

Manager-of-Managers Structure

The SEC has granted an exemptive order that permits the Trust or the Advisor, under certain circumstances, to select or change unaffiliated sub-advisors, enter into new sub-advisory agreements or amend existing sub-advisory agreements without first obtaining shareholder approval (a “manager-of-managers structure”).  The Trust, on behalf of each Fund, seeks to achieve its investment goal by using a manager-of-managers structure.  Under a manager-of-managers structure, the Advisor acts as investment advisor, subject to direction from and oversight by the Board, to allocate and reallocate the Fund’s assets among sub-advisors, and to recommend that the Trustees hire, terminate or replace unaffiliated sub-advisors without shareholder approval.  By reducing the number of shareholder meetings that may have to be held to approve new or additional sub-advisors for the Fund, the Trust anticipates that there will be substantial potential cost savings, as well as the opportunity to achieve certain management efficiencies, with respect to any Fund in which the manager-of-managers approach is chosen.  Shareholders of a Fund will be notified of a change in its sub-advisor.

Fees Paid to the Advisor

For its services, the Advisor is entitled to receive an investment advisory fee from each Fund at an annualized rate, based on the average daily net assets of the Fund, as set forth below. Each Fund’s advisory fee is accrued daily and paid monthly.

Fund	Investment Advisory Fee
Bond Fund*	0.40%
Common Stock Fund	0.50% on the first $200 million of average daily net assets; 0.45% on the next $300 million; and 0.40% on the assets over $500 million.
*On or about July 12, 2019, the Bond Fund will lower its annual investment advisory fee rate from 0.40% of average daily net assets to 0.40% on the first $300 million of average daily net assets and 0.35% on the assets over $300 million.

Each Fund shall pay the expenses of its operation, including but not limited to the following: (i) charges and expenses of outside pricing services; (ii) the charges and expenses of auditors; (iii) the charges and expenses of the custodian, transfer agent and administrative agent appointed by the Trust with respect to the Funds; (iv) brokers’ commissions, and issue and transfer taxes chargeable to the Funds in connection with securities transactions to which a Fund is a party; (v) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and fees payable to federal, state or other governmental agencies; (vi) fees and expenses involved in registering and maintaining registrations of the Funds with the SEC, state or blue sky securities agencies and foreign countries; (vii) all expenses of meetings of Trustees and of shareholders of the Trust and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (viii) charges and expenses of legal counsel to the Trust; (ix) compensation of Independent Trustees of the Trust; (x) compliance fees and expenses and (xi) interest on borrowed money, if any.  The Advisor pays the compensation and expenses of any officer, Trustee or employee of the Trust who is an affiliated person of the Advisor.

Expense Limitation Agreement. Touchstone Advisors has contractually agreed to waive fees and reimburse expenses to the extent necessary to ensure a Fund’s total annual operating expenses do not exceed the contractual limits set forth in the Funds’ fee table.  Expenses that are not waived or reimbursed by the Advisor include dividend and interest expenses relating to short sales; interest; taxes; brokerage commissions and other transactions costs; portfolio transaction and investment related expenses, including expenses associated with the Funds' liquidity providers; other expenditures which are capitalized in accordance with U.S. generally accepted accounting principles; the cost of “Acquired Fund Fees and Expenses,” if any; and other extraordinary expenses not incurred in the ordinary course of business (collectively “Excluded Expenses”).  The Fund bears the costs of these Excluded Expenses.  The contractual limits set forth in the fee table have been adjusted to include the effect of Rule 12b-1 fees, shareholder servicing fees and other anticipated class specific expenses, if applicable. Fee waivers or expense reimbursements are calculated and applied monthly, based on the Fund’s average daily net assets. The terms of Touchstone Advisors’ contractual waiver agreement provide that Touchstone Advisors is entitled to recoup, subject to approval by the Fund’s Board, such amounts waived or reimbursed for a period of up to three years from the date on which Touchstone Advisors reduced its compensation or assumed expenses for the Fund.  No recoupment will occur unless the Fund’s operating expenses are below the expense limitation amount in effect at the time of the waiver or reimbursement. The Fund will make repayments to the Advisor only if such repayment does not cause the Fund’s contractual limit (after the repayment is taken into account) to exceed both (1) the expense cap in place when such amounts were waived or reimbursed and (2) the Fund’s current expense limitation.

Advisory Fees and Fee Waivers or Reimbursements.  During the three most recent fiscal years ended December 31, the Funds paid advisory fees and received waivers or reimbursements as shown in the following table:

	Advisory Fees Paid			Fee Waivers or Reimbursements
Fund	2016	2017	2018	2016	2017	2018
Bond Fund*, **	$213,161	$192,331	$177,303	$—	$13,965	$90,383
Common Stock Fund*, **	$759,435	$773,947	$747,514	$—	$—	$142,925
*Class SC shares of the Funds may pay Integrity Life Insurance Company, National Integrity Life Insurance Company (the “Integrity Companies”), Columbus Life Insurance Company and certain other affiliates, a shareholder servicing fee of up to 0.15% annually for each Fund.  In exchange for the shareholder servicing fee, these affiliates provide services including (but not limited to) prospectus, financial report and statement delivery; telephone and Internet services for contract holders; and recordkeeping and similar administrative services.
** Prior to October 28, 2017, Predecessor Funds paid advisory fees to and received waivers and reimbursements from the Predecessor Funds' investment advisor, Sentinel Asset Management, Inc.

THE SUB-ADVISOR AND PORTFOLIO MANAGERS

The Advisor has selected a sub-advisor (the "Sub-Advisor") to manage all or a portion of a Fund’s assets, as determined by the Advisor.  The Sub-Advisor makes the investment decisions for the Fund assets allocated to them, and continuously review, supervise and administer a separate investment program, subject to the oversight of, and policies established by, the Board.

Each sub-advisory agreement provides that the Sub-Advisor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties, or from reckless disregard of its obligations or duties thereunder.

For their respective services, the Sub-Advisor receives a fee from the Advisor.  As described in the prospectus, the Sub-Advisor receives sub-advisory fees based on assets under management with respect to each Fund that it sub-advises.  The Sub-Advisor’s fee with respect to each Fund is accrued daily and paid monthly, based on the Fund’s average net assets allocated to the Sub-Advisor during the current month.

The Advisor pays sub-advisory fees to the Sub-Advisor from its advisory fee. The compensation of any officer, director or employee of a Sub-Advisor who is rendering services to a Fund is paid by the Sub-Advisor. For the three most recent fiscal years ended December 31, the Sub-Advisor received the following sub-advisory fees:

	2016	2017		2018
Bond Fund	N/A	$16,727	*	$88,651
Common Stock Fund	N/A	$70,169	*	$373,757
*The Predecessor Funds did not utilize a Sub-Advisor. Amounts shown are for the period October 28, 2017 to December 31, 2017.

The following charts list for each of the Funds’ portfolio managers (i) the number of their other managed accounts per investment category; (ii) the number of and total assets of such other investment accounts managed where the advisory fee is based n the performance of the account: and (iii) their beneficial ownership in their managed Fund(s) at the end of the December 31, 2018 fiscal year.  Listed below the charts applicable to each Sub-Advisor's group of portfolio managers is (i) a description of the portfolio managers’ compensation structure as of December 31, 2018, and (ii) a description of any material conflicts that may arise in connection with the portfolio manager’s management of the Fund’s investments and the investments of the other accounts included in the chart and any material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager as of December 31, 2018.

Sub-Advisor Control. This section presents the Sub-Advisor’s control persons.

•
Fort Washington Investment Advisors, Inc. is a wholly-owned subsidiary of Western & Southern Investment Holdings LLC, which is a wholly-owned subsidiary of The Western & Southern Life Insurance Company.  In December 2006, a single member holding company, Western & Southern Operating Holdings, LLC (Western & Southern Operating) was formed by The Western & Southern Life Insurance Company (Western & Southern) and Western & Southern transferred its 100% ownership interest in Fort Washington Investment Advisors, Inc. (Fort Washington) to Western & Southern Operating.  Fort Washington remains a wholly-owned subsidiary of Western & Southern as Western & Southern is the sole member of Western & Southern Operating.  The Western & Southern Life Insurance Company is a wholly-owned subsidiary of Western & Southern Financial Group, Inc., which is a wholly-owned subsidiary of Western & Southern Mutual Holding Company.  Ms. McGruder may be deemed to be an affiliate of Fort Washington Investment Advisors, Inc.

Bond Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
Timothy Policinski
Registered Investment Companies	4	$700	0	$0
Other Pooled Investment Vehicles	2	$674	0	$0
Other Accounts	52	$1,624	0	$0
Daniel Carter
Registered Investment Companies	4	$700	0	$0
Other Pooled Investment Vehicles	2	$674	0	$0
Other Accounts	52	$1,624	0	$0

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of December 31, 2018:

Portfolio Manager	Dollar Range of Beneficial Ownership
Timothy Policinski	None
Daniel Carter	None

Common Stock Fund

Portfolio Manager/ Types of Accounts	Total Number of Other Accounts Managed	Total Other Assets (million)	Number of Other Accounts Managed subject to a Performance Based Advisory Fee	Total Other Assets Managed subject to a Performance Based Advisory Fee (million)
James Wilhelm
Registered Investment Companies	6	$3,165	0	$0
Other Pooled Investment Vehicles	1	$457	0	$0
Other Accounts	34	$1,934	0	$0

Ownership of Shares of the Fund. The following table indicates for the Fund, the dollar range of shares beneficially owned by the portfolio managers as of December 31, 2018:

Portfolio Manager	Dollar Range of Beneficial Ownership
James Wilhelm	None

Material Conflicts of Interest.  Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities to more than one account (including the Funds).  This would include devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a broad array of accounts and incentive to allocate opportunities to an account where the portfolio manager has a greater financial incentive, such as allocation opportunities.  Fort Washington has adopted policies and procedures reasonably designed to address such conflicts.

Compensation.  All of Fort Washington’s portfolio managers receive a fixed base salary and annual performance bonuses.  Bonuses are based primarily on the overall performance of Fort Washington as well as the pre-tax performance (relative to the appropriate benchmark) of their respective asset category over a one and five-year time horizon.

Secondarily, portfolio managers are also assessed on their ability to retain clients and attract new clients.  Additionally, a long-term retention plan was instituted in 2000, whereby certain investment professionals are periodically granted participation units with a 7-year cliff vesting schedule.  The structure includes long-term vesting provisions.  The percentage of compensation allocated to performance bonuses, asset-increase incentives and long-term incentive compensation is determined annually by the firm’s president and approved by the firm's board of directors.

Fort Washington’s parent company also provides all personnel a defined benefit retirement plan, which provides a lifetime annuity upon retirement and is based on a percentage of final average pay and years of service under the plan.

Associates are also eligible to participate in a 401(k) plan. The 401(k) company match is 50% of the first 4% of earnings saved. In years when W&SFG exceeds its business goals, the company may increase its match to as much as 50% of the first 6% of earnings saved.

THE ADMINISTRATOR

The Advisor entered into an Administration Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervising the preparation of tax returns, coordinating the preparation of reports to shareholders and reports to, and filings with the Securities and Exchange Commission and state securities authorities, as well as materials for meetings of the Board of Trustees, calculating the daily NAV per share, and maintaining the financial books and records of each Fund.

For its services, the Advisor’s annual administration fee is:

0.145% on the first $20 billion of the aggregate average daily net assets;
0.11% on the next $10 billion of aggregate average daily net assets;
0.09% on the next $10 billion of aggregate average daily net assets; and
0.07% on the aggregate average daily net assets over $40 billion.

The fee is computed and allocated among the Touchstone Fund Complex (excluding Touchstone Institutional Funds Trust) on the basis of relative daily net assets.

The Advisor has engaged BNY Mellon as the sub-administrative and transfer agent to the Trust (the "Sub-Administrator"). BNY Mellon provides administrative, accounting, and transfer agent services to the Trust and is compensated directly by the Advisor, not the Trust.  (See “Transfer and Sub-Administrative Agent” in this SAI).

The following table shows administration fees incurred by the Funds listed below for the three most recent fiscal years (or periods) ended December 31.

	Administrative Fees Paid
Funds	2016	2017	2018
Bond Fund*	$53,290	$51,846	$64,272
Common Stock Fund*	$151,888	$167,419	$216,779
* Prior to October 28, 2017 fees were paid by the Predecessor Funds.

TOUCHSTONE SECURITIES

Touchstone Securities, Inc. (“Touchstone Securities” or the “Distributor”) and the Trust are parties to a distribution agreement (“Distribution Agreement”) with respect to the Funds.  Touchstone Securities’ principal place of business is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.  Touchstone Securities is the principal underwriter of the Funds and is a registered broker-dealer, and an affiliate of the Advisor by reason of common ownership.  Touchstone Securities is obligated to sell the shares on a best efforts basis only against purchase orders for the shares.  Shares of each Fund are offered to the public on a continuous basis.  Touchstone Securities receives no compensation under the Distribution Agreement.

Ms. McGruder may be deemed to be an affiliate of Touchstone Securities because of her position as a Director of the Advisor and Touchstone Securities.  Ms. McGruder by reason of such affiliation, may directly or indirectly receive benefits from any underwriting fees paid to Touchstone Securities.

The Distribution Agreement shall remain in effect for a period of two years after the effective date of the agreement and is renewable annually thereafter.  This Distribution Agreement may be terminated as to any Fund at any time by (i) the Trust, (a) by the vote of a majority of the Trustees of the Trust who are not “interested persons” of the Trust or the Distributor, (b) by vote of the Board of Trustees of the Trust, or (c) by the “vote of majority of the outstanding voting securities” of the Fund, or (ii) by the Distributor, in any case without payment of any penalty on not more than 60 days’ nor less than 30 days’ written notice to the other party.  The Distribution Agreement shall also automatically terminate in the event of its assignment.

The Distributor, at its expense, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of the Touchstone Funds.  Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (“FINRA”).

The Distributor makes payments for entertainment events it deems appropriate, subject to its guidelines and applicable law.  These payments may vary depending upon the nature of the event or the relationship.

SHAREHOLDER SERVICING PLAN

The Trust has adopted a shareholder service plan (the “Plan”) with respect to each Fund's Class SC shares under which the Advisor and other qualified financial intermediaries are paid up to, but not exceeding an annual fee of 0.25% for shareholder services.  The Trust may use payments under this aspect of the Plan to provide or enter into agreements with organizations (“Service Providers”) who will provide one or more of the following shareholder services: (i) maintaining accounts relating to shareholders that invest in shares; (ii) arranging for bank wires; (iii) responding to client inquiries relating to the services performed by the Distributor and/or service providers; (iv) responding to inquiries from shareholders concerning their investment in shares; (v) assisting shareholders in changing dividend options, account designations and addresses; (vi) providing information periodically to shareholders showing their position in shares; (vii) forwarding shareholder communications from the Funds such as proxies, shareholder reports, annual reports, dividend distribution and tax notices to shareholders; (viii) processing purchase, exchange and redemption requests from shareholders and placing orders with the Funds or the service providers; (ix) processing dividend payments from the Funds on behalf of shareholders; and (x) providing such other similar services as the Funds may reasonably request.

The continuance of the Plan must be specifically approved at least annually by a vote of the Trust’s Board and by a vote of the Independent Trustees who have no direct or indirect financial interest in the Plan at a meeting called for the purpose of voting on such continuance.  The Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a majority of the outstanding shares of a Fund or the applicable class of a Fund.  In the event the Plan is terminated in accordance with its terms, the affected Fund will not be required to make any payments for expenses incurred by the Service Providers after the termination date.  The Plan may not be amended to increase materially the amount to be spent for shareholder servicing without shareholder approval.  All material amendments to the Plan must be approved by a vote of the Trust’s Board and by a vote of the Independent Trustees.

Jill T. McGruder, as an interested person of the Trust, may be deemed to have a financial interest in the operation of the Plan.

The Funds' Class I shares, which are offered in a separate prospectus and SAI, did not pay shareholder servicing fees for the fiscal year ended December 31, 2018. Class SC shares of the Funds are expected to commence operations on or about July 5, 2019. Shareholder servicing fees with respect to Class SC shares will appear in an update to the Fund's SAI after the fiscal year ending December 31, 2019.

BROKERAGE TRANSACTIONS

Decisions to buy and sell securities for the Funds and the placing of the Funds’ securities transactions and negotiation of commission rates where applicable are made by the Sub-Advisors and are subject to oversight by the Advisor and the Board of Trustees.  In the purchase and sale of portfolio securities, each Sub-Advisor’s primary objective will be to obtain the most favorable price and execution for a Fund, taking into account such factors as the overall direct net economic result to a Fund (including commissions, which may not be the lowest available but ordinarily should not be higher than the generally prevailing competitive range), the financial strength and stability of the broker, the efficiency with which the transaction will be effected, the ability to effect the transaction at all where a large block is involved and the availability of the broker or dealer to stand ready to execute possibly difficult transactions in the future.

Each Sub-Advisor is specifically authorized, subject to certain limitations, to pay a trading commission to a broker who provides research services that is higher than the amount of trading commission another broker would have charged for the same transaction.

This excess commission recognizes the additional research services rendered by the broker, but only if the Sub-Advisor determines in good faith that the excess commission is reasonable in relation to the value of the research services provided and that a Fund derives or will derive a reasonably significant benefit from such research services.

Research services include securities and economic analyses, reports on issuers’ financial conditions and future business prospects, newsletters and opinions relating to interest trends, general advice on the relative merits of possible investment securities for the Funds and statistical services and information with respect to the availability of securities or purchasers or sellers of securities.  Although this information is useful to the Funds and the sub-advisors, it is not possible to place a dollar value on it.  Research services furnished by brokers through whom a Fund effects securities transactions may be used by a Sub-Advisor in servicing all of its accounts and not all such services may be used by the Sub-Advisor in connection with a Fund.

The Funds have no obligation to deal with any broker or dealer in the execution of securities transactions.  However, the Funds may execute securities transactions on a national securities exchange or in the over-the-counter market conducted on an agency basis.  A Fund will not execute any brokerage transactions in its portfolio securities with an affiliated broker if such transactions would be unfair or unreasonable to its shareholders.  Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers.  Although the Funds do not anticipate any ongoing arrangements with other brokerage firms, brokerage business may be transacted with other firms.  Affiliated broker-dealers of the Trust will not receive reciprocal brokerage business as a result of the brokerage business transacted by the Funds with other brokers.  The Funds may direct transactions to certain brokers in order to reduce brokerage commissions through commission recapture programs offered by Frank Russell Securities, Inc. and Cowen and Company LLC.

In certain instances, there may be securities that are suitable for a Fund as well as for one or more of the respective Sub-Advisor’s other clients. The Sub-Advisor makes investment decisions for a Fund and for its other clients to achieve their respective investment objectives. The Sub-Advisor may buy or sell a particular security for one client even though it is buying, selling, or holding the same security for another client. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment advisor, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the Sub-Advisor will allocate the securities among clients in a fair and equitable manner. This system may detrimentally affect the price of a security purchased, sold, or held by the Fund, but this detrimental effect may be offset by a Fund’s ability to participate in volume transactions, which could lead to better executions for the Fund.

For the three most recent fiscal years ended December 31, the Funds paid the following brokerage commissions on portfolio transactions.

	Aggregate Brokerage Commissions
Fund	2016	2017	2018
Bond Fund*	$0	$0	$281
Common Stock Fund*	$23,874	$107,663	$20,351

*Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a tax-free reorganization on October 27, 2017. Concurrent with this change, Fort Washington was appointed as sub-advisor to the Fund and the Fund's principal investment strategy was changed. All payments through October 27, 2017 were made by the Predecessor Funds.

During the fiscal year ended December 31, 2018, the amount of brokerage transactions and related commissions for the Funds directed to brokers due to research services provided was as follows:

Fund	Amount of Transactions to Brokers Providing Research*	Related Commissions**
Bond Fund	$0	$0
Common Stock Fund	$48,013,030	$9,366
* Total principal amount of transactions during fiscal year end.
** Credit amount of total commissions attributed to research services.

The total amount of securities of regular broker-dealers held by certain Funds for the fiscal year ended December 31, 2018, was as follows:

Fund	Broker-Dealer	Aggregate Value
Bond Fund	Citigroup, Inc.	$210,581
	WFC Holdings Corp.	$227,014
Common Stock Fund	N/A	N/A

PROXY VOTING

Each Fund has adopted the policies and procedures of its Sub-Advisor for voting proxies relating to portfolio securities held by the Fund, including procedures used when a vote presents a conflict between the interests of the Fund’s shareholders and those of the Sub-Advisor or its affiliates. A copy or summary of the sub-advisor’s proxy voting policies is included in Appendix B. Information about how the Funds voted proxies relating to their portfolio securities during the most recent year ending June 30 is available by August 31 of that year without charge, upon request by calling 1.800.543.0407. Each Fund's Form N-PX will also be available on the SEC's website at http://www.sec.gov and on the Touchstone website at TouchstoneInvestments.com.

CODE OF ETHICS

The Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.  In addition, the Advisor, the Sub-Advisor and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1.  These Codes of Ethics apply to the personal investing activities of Trustees, officers, and certain employees, as applicable (“access persons”).  Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons.  Under each Code of Ethics, access persons are permitted to invest in securities (including securities that may be purchased or held by a Fund), but are required to report their personal securities transactions for monitoring purposes.  In addition, certain access persons are required to obtain approval before investing in initial public offerings or private placements.  Copies of these Codes of Ethics are on file with the SEC, and are available to the public.

PORTFOLIO TURNOVER

A Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year.  High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund.  High turnover may result in a Fund recognizing greater amounts of income and capital gains.  A 100% turnover rate would occur if all of a Fund’s portfolio securities were replaced once within a one-year period.  The rate of portfolio turnover will depend upon market and other conditions, and will not be a limiting factor when the Sub-Advisor believes that portfolio changes are appropriate.  A Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.

During the two most recent fiscal years ended December 31, the portfolio turnover rate for each Fund was as follows:

	Portfolio Turnover Rate
Fund	2017	2018
Bond Fund*	168%	431%
Common Stock Fund*	84%	10%
* Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a tax-free reorganization on October 27, 2017. Concurrent with this change, Fort Washington was appointed as sub-advisor to the Fund and the Fund's principal investment strategy was changed. The portfolio turnover rates reflected are those of the Predecessor Funds prior to October 27, 2017.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Touchstone Funds have adopted policies and procedures for disclosing the Funds’ portfolio holdings to any person requesting this information.  These policies and procedures are monitored by the Board of Trustees through periodic reporting by the Funds’ CCO.  No compensation will be received by a Fund, the Advisor, the Sub-Advisor, or any other party in connection with the disclosure of information about portfolio securities.

The procedures prohibit the disclosure of portfolio holdings except under the following conditions:

1)	A request made by the Sub-Advisor for a Fund (or that portion of a Fund) that it manages.

2)	A request by executive officers of the Advisor for routine oversight and management purposes.

3)
For use in preparing and distributing routine shareholder reports, including disclosure to the Funds’ independent registered public accounting firm, typesetter and printer.  Routine shareholder reports are filed as of the end of each fiscal quarter with the SEC within 60 days after the quarter end and routine shareholder reports are distributed to shareholders within 60 days after the applicable six-month semi-annual period.  The Funds provide their full holdings to their independent registered public accounting firm annually, as of the end of their fiscal year, within one to ten business days after fiscal year end.  The Funds provide their full holdings to their typesetter at least 50 days after the end of the calendar quarter.  The Funds provide their full holdings to their printer at least 50 days after the applicable six-month semi-annual period.

4)	A request by service providers to fulfill their contractual duties relating to the Fund, subject to approval by the CCO.

5)
A request by a newly hired sub-advisor or sub-advisor candidate prior to the commencement of its duties to facilitate its transition as a new sub-advisor, subject to the conditions set forth in Item 8.

6)	A request by a potential merger candidate for the purpose of conducting due diligence, subject to the conditions set forth in Item 8.

7)	A request by a rating or ranking agency, subject to the conditions set forth in Item 8.

Other portfolio holdings disclosure policies of the Funds include:

•	The Funds provide their top ten holdings on their publicly available website and to market data agencies monthly, as of the end of a calendar month, at least seven business days after month end.

•
The Funds provide their full holdings on their publicly available website, and to market data agencies, their typesetter and printer, quarterly, as of the end of a calendar quarter, at least fifteen days after quarter end.

You may access the public website at TouchstoneInvestments.com.

8)
The CCO may authorize disclosing non-public portfolio holdings to third-parties more frequently or at different periods than as described above prior to when such information is made public, provided that certain conditions are met.  The third-party must (i) specifically request in writing the more current non-public portfolio holdings, providing a reasonable basis for the request; (ii) execute an agreement to keep such information confidential, to only use the information for the authorized purpose, and not to use the information for their personal benefit; (iii) agree not to trade on such information, either directly or indirectly; and (iv) unless specifically approved by the Chief Compliance Officer in writing, the non-public portfolio holdings are subject to a ten day time delay before dissemination.  Any non-public portfolio holdings that are disclosed will not include any material information about a Fund’s trading strategies or pending portfolio transactions.

As of March 31, 2019, one or more Touchstone Funds may disclose portfolio holdings to the following parties information based on ongoing arrangements:

Bloomberg LP
Morningstar, Inc.

Employees of the Advisor and the Funds’ Sub-Advisor that are access persons under the Funds’ Code of Ethics have access to Fund holdings on a regular basis, but are subject to confidentiality requirements and trading prohibitions in the Code of Ethics.  In addition, custodians of the Funds’ assets and the Funds’ accounting services agent, each of whose agreements contains a confidentiality provision (which includes a duty not to trade on non-public information), have access to the current Fund holdings on a daily basis.

The Chief Compliance Officer is authorized to determine whether disclosure of a Fund’s portfolio securities is for a legitimate business purpose and is in the best interests of the Fund and its shareholders.  Any conflict between the interests of shareholders and the interests of the Advisor, Touchstone Securities, or any affiliates, will be reported to the Board, which will make a determination that is in the best interests of shareholders.

DETERMINATION OF NET ASSET VALUE

The securities of each Fund are valued under the direction of the Advisor and under the general oversight of the Trustees.  The Advisor or its delegates may use independent pricing services to obtain valuations of securities.  The pricing services rely primarily on prices of actual market transactions as well as on trade quotations obtained from third parties.  Prices are generally determined using readily available market prices.  If market prices are unavailable or believed to be unreliable, the Sub-Administrative Agent will initiate a process by which the Trust’s Fair Value Committee will make a good faith determination as to the “fair value” of the security using procedures approved by the Trustees.  The pricing services may use a matrix system to determine valuations of fixed-income securities when market prices are not readily available.  This system considers such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations.  The procedures used by any such pricing service and its valuation results are reviewed by the officers of the Trust under the general oversight of the Trustees. Some Funds may hold portfolio securities that are listed on foreign exchanges.  Under certain circumstances, these investments may be valued under the Fund’s fair value policies and procedures, such as when U.S. exchanges are open but a foreign exchange is closed.

Securities with remaining maturities of 60 days or less may be valued by the amortized cost method, which involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization of maturity of any discount or premium, provided such amount approximates market value.

CERTAIN PROVISIONS OF THE TRUST'S BY-LAWS

Derivative Claims of Shareholders

The Trust’s Amended and Restated By-Laws (the “By-Laws”) contain provisions regarding derivative claims of shareholders. Under these provisions, a shareholder must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For purposes of the foregoing sentence, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board, or a majority of any committee of the Board established to consider the merits of such action, has a personal financial interest in the transaction at issue, and a Trustee shall not be deemed interested in a transaction or otherwise disqualified from ruling on the merits of a shareholder demand by virtue of the fact that such Trustee receives remuneration for his service on the Board or on the boards of one or more Trusts that are under common management with or otherwise affiliated with the Trust.

Unless a demand is not required under the foregoing paragraph, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.

Forum for Adjudication of Disputes

The By-Laws provide that, unless the Trust consents in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Trust, (ii) any action asserting a claim of breach of a fiduciary duty owed by any Trustee, officer, or other employee of the Trust to the Trust or the Trust’s shareholders, (iii) any action asserting a claim arising pursuant to the laws of the Commonwealth of Massachusetts, the Declaration of Trust or the By-Laws, (iv) any action to interpret, apply, enforce or determine the validity of the Declaration of Trust or the By-Laws, or (v) any action asserting a claim governed by the internal affairs doctrine shall be the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (each, a “Covered Action”). The By-Laws further provide that if any Covered Action is filed in a court other than the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts (a “Foreign Action”) in the name of any shareholder, such shareholder shall be deemed to have consented to (i) the personal jurisdiction of the U.S. District Court for the District of Massachusetts or the Superior Court of the Commonwealth of Massachusetts in connection with any action brought in any such courts to enforce the preceding sentence (an “Enforcement Action”) and (ii) having service of process made upon such shareholder in any such Enforcement Action by service upon such shareholder’s counsel in the Foreign Action as agent for such shareholder.

The By-Laws provide that any person purchasing or otherwise acquiring or holding any interest in shares of beneficial interest of the Trust shall be (i) deemed to have notice of and consented to the provisions of the foregoing paragraph and (ii) deemed to have waived any argument relating to the inconvenience of the forums referenced above in connection with any action or proceeding described in the foregoing paragraph.

This forum selection provision may limit a shareholder’s ability to bring a claim in a judicial forum that it finds favorable for disputes with Trustees, officers or other agents of the Trust and its service providers, which may discourage such lawsuits with respect to such claims. If a court were to find the forum selection provision contained in the By-Laws to be inapplicable or unenforceable in an action, the Trust may incur additional costs associated with resolving such action in other jurisdictions.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of the Record Date (as defined in the Joint Proxy Statement/Prospectus), each Fund offers a single class of shares and the Officers and Trustees of the Trust owned less than 1% of each Fund.
For each Fund, the tables in Exhibit C to the Joint Proxy Statement/Prospectus set forth the percentage of ownership of each person who, as of the Record Date, owns of record, or is known by the Fund to own of record or beneficially, 5% or more of the indicated class of shares of the Fund. The tables in Exhibit C also set forth the estimated percentage of Class SC shares of each Acquiring Fund that would have been owned by such parties assuming the Reorganization had occurred on the Record Date. A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” the Fund as defined in the 1940 Act and may be able to determine the outcome of a shareholder meeting. Such control may affect the voting rights of other shareholders. As of the date of the Joint Proxy Statement/Prospectus, each Fund offers only one class of shares. Class SC shares of the Common Stock Fund and the Bond Fund are expected to commence operations on or about July 5, 2019, prior to the Reorganization.
OTHER PURCHASE AND REDEMPTION INFORMATION

Purchases in-Kind.  In limited circumstances and subject to the prior consent of the Fund, the Fund may accept payment for shares in securities. Shares may be purchased by tendering payment in-kind in the form of marketable securities, including but not limited to shares of common stock, provided the acquisition of such securities is consistent with the applicable Fund’s investment goal and is otherwise acceptable to the Advisor.  Transactions of this type are generally a taxable transaction.  Before purchasing shares by tendering payment in-kind, investors are urged and advised to consult with their own tax advisor regarding the tax consequences of such a transaction.

Redemption in-Kind. Under unusual circumstances, when the Board deems it in the best interests of a Fund’s shareholders, the Fund may make payment for shares that it repurchases from or that are redeemed by a shareholder in whole or in part in securities of the Fund taken at current value.  Should payment be made in securities, the redeeming shareholder will bear the market risk until the securities are sold and the redeeming shareholder will generally incur brokerage costs and other costs in converting such securities to cash.  Portfolio securities that are issued in an in-kind redemption will be readily marketable.  The Trust has filed an irrevocable election with the SEC under Rule 18f-1 of the 1940 Act wherein the Funds are committed to pay redemptions in cash, rather than in kind, to any shareholder of record of a Fund who redeems during any ninety day period an amount no greater than, the lesser of $250,000 or 1% of a Fund’s NAV at the beginning of such period. Redemptions in-kind are taxable for federal income tax purposes in the same manner as redemptions for cash.

FEDERAL INCOME TAXES

This is for general information only and not tax advice.  For federal income tax purposes, the insurance company (rather than the purchaser of a variable contract) is treated as the owner of the shares of the Fund or Funds selected as an investment option.  Holders of variable contracts are urged and advised to consult their own tax advisors for information on their tax situation, including the possible applicability of federal, state, local, and foreign taxes.

The following discussion summarizes certain U.S. federal income tax considerations affecting the Funds.  This discussion does not address the U.S. federal income tax consequences that might be relevant to holders of variable contracts that invest in a Fund.  The summary is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable U.S. Treasury Regulations promulgated thereunder (the “Regulations”), and administrative and judicial interpretations thereof, all of which are subject to change, which change could be retroactive and may affect the conclusions expressed herein.

No Fund has requested nor will any Fund request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.

General.  For federal income tax purposes, each Fund is treated as a separate corporation.  Each Fund has elected, and intends to continue to qualify for, taxation as a regulated investment company (a “RIC”) under the Code.  By qualifying as a RIC, a Fund will not be subject to federal income tax on that portion of its investment company taxable income and realized net capital gains that it distributes to its shareholders.

Qualification As A Regulated Investment Company.  Qualification as a RIC under the Code requires, among other things, that each Fund: (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (ii) net income from interests in qualified publicly traded partnerships (together with (i), the “Qualifying Income Requirement”); (b) diversify its holdings so that, at the close of each quarter of the taxable year: (i) at least 50% of the value of its total assets is comprised of cash, cash items (including receivables), U.S. government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of its total assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other RICs) of any one issuer or the securities (other than the securities of other RICs) of two or more issuers controlled by it and engaged in the same, similar or related trades or businesses, or the securities of one or more “qualified publicly traded partnerships” (together with (i) the “Diversification Requirement”); and (c) distribute for each taxable year at least the sum of (i) 90% of its investment company taxable income (which includes dividends, taxable interest, taxable original issue discount income, market discount income, income from securities lending, net short-term capital gain in excess of net long-term capital loss, certain net realized foreign currency exchange gains, and any other taxable income other than “net capital gain” as defined below and is reduced by deductible expenses) determined without regard to any deduction for dividends paid; and (ii) 90% of its tax-exempt interest, if any, net of certain expenses allocable thereto (“net tax-exempt interest”).

The U.S. Treasury Department is authorized to promulgate regulations under which gains from foreign currencies (and options, futures, and forward contracts on foreign currency) would constitute qualifying income for purposes of the Qualifying Income Requirement only if such gains are directly related to the principal business of a Fund of investing in stock or securities or options and futures with respect to stock or securities.  To date, the U.S. Treasury Department has not issued such regulations.

As a RIC, a Fund generally will not be subject to U.S. federal income tax on the portion of its income and capital gains that it distributes to its shareholders in any taxable year for which it distributes, in compliance with the Code’s timing and other requirements at least 90% of its investment company taxable income (determined without regard to the deduction for dividends paid) and at least 90% of its net tax-exempt interest.  Each Fund may retain for investment all or a portion of its net capital gain (i.e., the excess of its net long-term capital gain over its net short-term capital loss).  If a Fund retains any investment company taxable income or net capital gain, it will be subject to tax at regular corporate rates on the amount retained.  If a Fund retains any net capital gain, it may designate the retained amount as undistributed net capital gain in a notice to its shareholders, who will be (i) required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount; and (ii) entitled to credit their proportionate shares of tax paid by such Fund against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities.  For federal income tax purposes, the tax basis of the shares owned by a shareholder of a Fund will be increased by the amount of undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by such Fund on that amount of capital gain.

The Qualifying Income Requirement and Diversification Requirement that must be met under the Code in order for a Fund to qualify as a RIC, as described above, may limit the extent to which it will be able to engage in derivative transactions.  Rules governing the federal income tax aspects of derivatives, including swap agreements, are not entirely clear in certain respects, particularly in light of two IRS revenue rulings issued in 2006.  Revenue Ruling 2006-1 held that income from a derivative contract with respect to a commodity index is not qualifying income for a RIC.  Subsequently, the IRS issued Revenue Ruling 2006-31 in which it stated that the holding in Revenue Ruling 2006-1 “was not intended to preclude a conclusion that the income from certain instruments (such as certain structured notes) that create a commodity exposure for the holder is qualifying income.”  Accordingly, the Qualifying Income Requirement may limit each Fund’s ability to invest in commodity related derivative transactions and other derivative transactions.  Each Fund will account for any investments in commodity derivative transactions in a manner it deems to be appropriate; the IRS, however, might not accept such treatment.  If the IRS did not accept such treatment, the status of such Fund as a RIC might be jeopardized.

In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership is treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC.  However, all of the net income of a RIC derived from an interest in a qualified publicly traded partnership (defined as a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in clause (i) of the Qualifying Income Requirement described above) will be treated as qualifying income.  In general, such entities will be treated as partnerships for federal income tax purposes if they meet the passive income requirement under Section 7704(c)(2) of the Code.  In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the Diversification Requirement described above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

If a Fund fails to satisfy the Qualifying Income Requirement or the Diversification Requirement in any taxable year, such Fund may be eligible for relief provisions if the failures are due to reasonable cause and not willful neglect and if a penalty tax is paid with respect to each failure to satisfy the applicable requirements.  Additionally, relief is provided for certain de minimis failures to satisfy the Diversification Requirements where a Fund corrects the failure within a specified period of time.  If the applicable relief provisions are not available or cannot be met, such Fund will fail to qualify as a RIC and will be subject to federal income tax in the same manner as an ordinary corporation at a maximum tax rate of 21% and all distributions from earnings and profits (as determined under U.S. federal income tax principles) to its shareholders will be taxable as ordinary dividend income eligible for the dividends-received deduction for corporate shareholders and for qualified dividend income treatment for non-corporate shareholders.  In addition, if a Fund fails to qualify as a RIC, owners of variable contracts who have indirectly invested in the Fund may be taxed for federal income tax purposes currently on the investment earnings under their contracts and thereby lose the benefit of tax deferral.

Excise Tax.  If a Fund fails to distribute by December 31 of each calendar year an amount equal to the sum of (1) at least 98% of its taxable ordinary income (excluding capital gains and losses) for such year, (2) at least 98.2% of the excess of its capital gains over its capital losses (as adjusted for certain ordinary losses) for the twelve month period ending on October 31 of such year, and (3) all taxable ordinary income and the excess of capital gains over capital losses for the prior year that were not distributed during such year and on which it did not pay federal income tax, such Fund will be subject to a nondeductible 4% excise tax (the “Excise Tax”) on the undistributed amounts.  The Excise Tax does not apply to a RIC whose only shareholders during the year are segregated asset accounts of life insurance companies supporting variable life insurance contracts or variable annuity contracts, certain qualified trusts and other tax-exempt entities, or parties that contributed in aggregate $250,000 or less in seed money to the Fund.  The Trust intends that each Fund will either qualify for this exception or will make sufficient distributions each year to avoid imposition of the Excise Tax.

Capital Loss Carryforwards.  The excess of a Fund’s net short-term capital losses over its net long-term capital gain is treated as short-term capital losses arising on the first day of the Fund’s next taxable year and the excess of a Fund’s net long-term capital losses over its net short-term capital gain is treated as long-term capital losses arising on the first day of the Fund’s next taxable year. If carried forward capital losses offset future gains, such future capital gains are not subject to Fund-level federal income taxation, regardless of whether they are distributed to shareholders.  A Fund cannot carry back or carry forward any net operating losses.

Tax Treatment Of Shareholders.  Each insurance company separate account (a “Separate Account”) that invests in the Funds must meet certain diversification requirements under Section 817(h) of the Code in order for the associated contracts to be treated as “annuities” or “life insurance contracts” under the Code.  If a Separate Account is not sufficiently diversified and the contracts are not treated as annuities or life insurance contracts, the contract holders generally will be subject to tax on all taxable distributions from the Funds to that Separate Account, and on all sales, exchanges or redemptions of the Funds’ shares by that Separate Account.

If all of the beneficial interests in a Fund are held by one or more Separate Accounts and certain other eligible holders, the diversification requirements of Section 817(h) may be applied by taking into account the assets of such Fund, rather than treating the interest in the Fund as a separate investment of each Separate Account investing in the Fund.  Beneficial interests in the Funds are currently being offered only to Separate Accounts and other qualifying holders.

Each Fund intends to diversify its assets in accordance with the requirements of Section 817(h) so that, assuming that the look-through treatment described above is available, any Separate Account invested wholly in a Fund would also satisfy such diversification requirements.  In particular, the Funds will diversify their investments so that on the last day of each calendar quarter or within 30 days after such last day no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments.  In applying those percentage tests, all securities of the same issuer generally will be treated as a single investment.  However, in the case of U.S. government securities, each government agency or instrumentality will be considered to be a separate issuer.  The undertaking by the Trust to ensure that the Funds meet such diversification requirements may limit the ability of the Funds to make certain otherwise permitted investments.  If a Fund should fail to comply with the diversification requirements, should fail to ensure that its shares are held only by the types of investors described above, or should fail to qualify as a RIC under the Code, it is possible that Separate Accounts invested in the Fund would not be treated as adequately diversified and that contracts invested in those Separate Accounts would not be treated as annuity or life insurance contracts under the Code.

Original Issue Discount And Market Discount.  A Fund may acquire debt securities that are treated as having original issue discount (“OID”) (generally a debt obligation with a purchase price less than its principal amount, such as a zero coupon bond).  Generally, a Fund will be required to include the OID in income over the term of the debt security, even though it will not receive cash payments for such OID until a later time, usually when the debt security matures.  A Fund may make one or more of the elections applicable to debt securities having OID which could affect the character and timing of recognition of income.  Inflation-protected bonds generally can be expected to produce OID income as their principal amounts are adjusted upward for inflation.  The IRS may treat a portion of the OID includible in income with respect to certain high-yield corporate debt securities as a dividend for federal income tax purposes.

A debt security acquired in the secondary market by a Fund may be treated as having market discount if acquired at a price below redemption value or adjusted issue price if issued with original issue discount.  The Fund’s market discount accrues ratably, on a daily basis, over the period from the date of acquisition to the date of maturity even though the Fund will not receive cash.  Absent an election by a Fund to include the market discount in income as it accrues, gain on its disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

In addition, pay-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding such securities receives no interest payments in cash on such securities during the year.

Each Fund generally will be required to make distributions to shareholders representing the income accruing on the securities, described above that is currently includable in income, even though cash representing such income may not have been received by such Fund.  Cash to pay these distributions may be obtained from sales proceeds of securities held by a Fund (even if such sales are not advantageous) or, if permitted by such Fund’s governing documents, through borrowing the amounts required to be distributed.  In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would have in the absence of such transactions.

Options, Futures And Forward Contracts.  The writing (selling) and purchasing of options and futures contracts and entering into forward currency contracts, involves complex rules that will determine for federal income tax purposes the amount, character and timing of recognition of the gains and losses a Fund realizes in connection with such transactions.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses.  Some regulated futures contracts, certain foreign currency contracts, and certain non-equity options (such as certain listed options or options on broad based securities indexes) held by a Fund (“Section 1256 contracts”), other than contracts on which it has made a “mixed-straddle election,” will be required to be “marked-to-market” for federal income tax purposes, that is, treated as having been sold at their market value on the last day of such Fund’s taxable year.  These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash.  Any gain or loss recognized on actual or deemed sales of Section 1256 contracts will be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, although certain foreign currency gains and losses from such contracts may be treated as ordinary income or loss as described below.  Transactions that qualify as designated hedges are exempt from the mark-to-market rule, but may require a Fund to defer the recognition of losses on futures contracts, foreign currency contracts and certain options to the extent of any unrecognized gains on related positions held by it.

The tax provisions described above applicable to options, futures and forward contracts may affect the amount, timing, and character of a Fund’s distributions to its shareholders.  For example, the Section 1256 rules described above may operate to increase the amount a Fund must distribute to satisfy the minimum distribution requirement for the portion treated as short-term capital gain which will be taxable to its shareholders as ordinary income, and to increase the net capital gain it recognizes, without, in either case, increasing the cash available to it.  A Fund may elect to exclude certain transactions from the operation of Section 1256, although doing so may have the effect of increasing the relative proportion of net short-term capital gain (taxable as ordinary income) and thus increasing the amount of dividends it must distribute.  Section 1256 contracts also may be marked-to-market for purposes of the Excise Tax.

When a covered call or put option written (sold) by a Fund expires such Fund will realize a short-term capital gain equal to the amount of the premium it received for writing the option.  When a Fund terminates its obligations under such an option by entering into a closing transaction, it will realize a short-term capital gain (or loss), depending on whether the cost of the closing transaction is less than (or exceeds) the premium received when it wrote the option.  When a covered call option written by a Fund is exercised, such Fund will be treated as having sold the underlying security, producing long-term or short-term capital gain or loss, depending upon the holding period of the underlying security and whether the sum of the option price received upon the exercise plus the premium received when it wrote the option is more or less than the basis of the underlying security.

Straddles.  Section 1092 deals with the taxation of straddles which also may affect the taxation of options in which a Fund may invest.  Offsetting positions held by a Fund involving certain derivative instruments, such as options, futures and forward currency contracts, may be considered, for federal income tax purposes, to constitute “straddles.”  Straddles are defined to include offsetting positions in actively traded personal property.  In certain circumstances, the rules governing straddles override or modify the provisions of Section 1256, described above.  If a Fund is treated as entering into a straddle and at least one (but not all) of its positions in derivative contracts comprising a part of such straddle is governed by Section 1256, then such straddle could be characterized as a “mixed straddle.”  A Fund may make one or more elections with respect to mixed straddles.  Depending on which election is made, if any, the results with respect to a Fund may differ.  Generally, to the extent the straddle rules apply to positions established by a Fund, losses realized by it may be deferred to the extent of unrealized gain in any offsetting positions.  Moreover, as a result of the straddle rules, short-term capital loss on straddle positions may be characterized as long-term capital loss, and long-term capital gain may be characterized as short-term capital gain.  In addition, the existence of a straddle may affect the holding period of the offsetting positions and cause such sales to be subject to the “wash sale” and “short sale” rules.  As a result, the straddle rules could cause distributions that would otherwise constitute “qualified dividend income” to fail to satisfy the applicable holding period requirements, described below and therefore to be taxed as ordinary income.  Further, a Fund may be required to capitalize, rather than deduct currently, any interest expense and carrying charges applicable to a position that is part of a straddle.  Because the application of the straddle rules may affect the character and timing of gains and losses from affected straddle positions, the amount which must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to the situation where a Fund had not engaged in such transactions.

In circumstances where a Fund has invested in certain pass-through entities, the amount of long-term capital gain that it may recognize from certain derivative transactions with respect to interests in such pass-through entities is limited under the Code’s constructive ownership rules.  The amount of long-term capital gain is limited to the amount of such gain a Fund would have had if it directly invested in the pass-through entity during the term of the derivative contract.  Any gain in excess of this amount is treated as ordinary income.  An interest charge is imposed on the amount of gain that is treated as ordinary income.

Swaps And Derivatives.  As a result of entering into swap or derivative agreements, a Fund may make or receive periodic net payments.  A Fund may also make or receive a payment when a swap or derivative is terminated prior to maturity through an assignment of the swap or derivative or other closing transaction.  Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap or derivative will generally result in capital gain or loss (which will be a long-term capital gain or loss if the Fund has been a party to a swap or derivative for more than one year).  With respect to certain types of swaps or derivatives, a Fund may be required to currently recognize income or loss with respect to future payments on such swaps or derivatives or may elect under certain circumstances to mark such swaps or derivatives to market annually for tax purposes as ordinary income or loss.

Rules governing the tax aspects of swap or derivative agreements are not entirely clear in certain respects, in particular whether income generated is Qualifying Income.  Accordingly, while each Fund intends to account for such transactions in a manner it deems appropriate, the IRS might not accept such treatment.  If the IRS did not accept such treatment, the status of the Fund as a RIC might be adversely affected.  The Funds intend to monitor developments in this area.  Certain requirements that must be met under the Code in order for each Fund to qualify as a RIC may limit the extent to which a Fund will be able to engage in swap agreements and certain derivatives.

Constructive Sales.  Certain rules may affect the timing and character of gain if a Fund engages in transactions that reduce or eliminate its risk of loss with respect to appreciated financial positions.  If a Fund enters into certain transactions (including a short sale, an offsetting notional principal contract, a futures or forward contract, or other transactions identified in U.S. Treasury regulations) in property while holding an appreciated financial position in substantially identical property, it will be treated as if it had sold and immediately repurchased the appreciated financial position and will be taxed on any gain (but not loss) from the constructive sale.  The character of gain from a constructive sale will depend upon a Fund’s holding period in the appreciated financial position.  Loss from a constructive sale would be recognized when the position was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code.

In addition, if the appreciated financial position is itself a short sale, acquisition of the underlying property or substantially identical property by a Fund will be deemed a constructive sale.  The foregoing will not apply, however, to a Fund’s transaction during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and such Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is such Fund’s risk of loss regarding the position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale or granting an option to buy substantially identical stock or securities.)

Wash Sales.  A Fund may in certain circumstances be impacted by special rules relating to “wash sales.”  In general, the wash sale rules prevent the recognition of a loss by a Fund from the disposition of stock or securities at a loss in a case in which identical or substantially identical stock or securities (or an option to acquire such property) is or has been acquired by it within 30 days before or 30 days after the sale.

Short Sales.  A Fund may make short sales of securities.  Short sales may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to its shareholders.  Short sales also may be subject to the “Constructive Sales” rules, discussed above.

Tax Credit Bonds.  If a Fund holds (directly or indirectly) one or more “tax credit bonds” (defined below) on one or more specified dates during a Fund’s taxable year, and it satisfies the minimum distribution requirement, it may elect for U.S. federal income tax purposes to pass through to shareholders tax credits otherwise allowable to it for that year with respect to such tax credit bonds.  A tax credit bond is defined in the Code as a “qualified tax credit bond” (which includes a qualified forestry conservation bond, a new clean renewable energy bond, a qualified energy conservation bond, or a qualified zone academy bond, each of which must meet certain requirements specified in the Code), a “build America bond” (which includes certain qualified bonds issued before January 1, 2011) or certain other bonds specified in the Code.  New tax credit bonds may not be issued after December 31, 2017. If a Fund were to make an election, a shareholder of such Fund would be required to include in gross income an amount equal to such shareholder’s proportionate share of the interest income attributable to such credits and would be entitled to claim as a tax credit an amount equal to a proportionate share of such credits.  Certain limitations may apply on the extent to which the credit may be claimed.

Other Regulated Investment Companies.  Generally, the character of the income or capital gains that a Fund receives from another investment company will pass through to the Fund’s shareholders as long as the Fund and the other investment company each qualify as RICs under the Code.  However, to the extent that another investment company that qualifies as a RIC realizes net losses on its investments for a given taxable year, a Fund will not be able to recognize its share of those losses until it disposes of shares of such investment company.  Moreover, even when a Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss. As a result of the foregoing rules, and certain other special rules, it is possible that the amounts of net investment income and net capital gains that a Fund will be required to distribute to shareholders will be greater than such amounts would have been had the Fund invested directly in the securities held by the investment companies in which it invests, rather than investing in shares of the investment companies.  For similar reasons, the character of distributions from a Fund (e.g., long-term capital gain, qualified dividend income, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the investment companies in which it invests.

Passive Foreign Investment Companies.  A Fund may invest in a non-U.S. corporation, which could be treated as a passive foreign investment company (a “PFIC”) or become a PFIC under the Code.  A PFIC is generally defined as a foreign corporation that meets either of the following tests: (1) at least 75% of its gross income for its taxable year is income from passive sources (such as interest, dividends, certain rents and royalties, or capital gains); or (2) an average of at least 50% of its assets produce, or are held for the production of, such passive income.  If a Fund acquires any equity interest in a PFIC, such Fund could be subject to federal income tax and interest charges on “excess distributions” received with respect to such PFIC stock or on any gain from the sale of such PFIC stock (collectively “PFIC income”), even if such Fund distributes the PFIC income as a taxable dividend to its shareholders.  The balance of the PFIC income will be included in such Fund’s investment company taxable income and, accordingly, will not be taxable to it to the extent it distributes that income to its shareholders.  A Fund’s distributions of PFIC income will be taxable as ordinary income even though, absent the application of the PFIC rules, some portion of the distributions may have been classified as capital gain.

A Fund will not be permitted to pass through to its shareholders any credit or deduction for taxes and interest charges incurred with respect to a PFIC.  Payment of this tax would therefore reduce a Fund’s economic return from its investment in PFIC shares.  To the extent a Fund invests in a PFIC, it may elect to treat the PFIC as a “qualified electing fund” (“QEF”), then instead of the tax and interest obligation described above on excess distributions, such Fund would be required to include in income each taxable year its pro rata share of the QEF’s annual ordinary earnings and net capital gain.  As a result of a QEF election, a Fund would likely have to distribute to its shareholders an amount equal to the QEF’s annual ordinary earnings and net capital gain to satisfy the Code’s minimum distribution requirement described herein, even if the QEF did not distribute those earnings and gain to such Fund.  In most instances it will be very difficult, if not impossible, to make this election because of certain requirements in making the election.

A Fund may elect to “mark-to-market” its stock in any PFIC.  “Marking-to-market,” in this context, means including in ordinary income each taxable year the excess, if any, of the fair market value of the PFIC stock over such Fund’s adjusted basis therein as of the end of that year.  Pursuant to the election, a Fund also may deduct (as an ordinary, not capital, loss) the excess, if any, of its adjusted basis in the PFIC stock over the fair market value thereof as of the taxable year-end, but only to the extent of any net mark-to-market gains with respect to that stock it included in income for prior taxable years under the election.  A Fund’s adjusted basis in its PFIC stock subject to the election would be adjusted to reflect the amounts of income included and deductions taken thereunder.  In either case, a Fund may be required to recognize taxable income or gain without the concurrent receipt of cash.

Foreign Currency Transactions.  Foreign currency gains and losses realized by a Fund in connection with certain transactions involving foreign currency-denominated debt instruments, certain options, futures contracts, forward contracts, and similar instruments relating to foreign currency, foreign currencies, and foreign currency-denominated payables and receivables are subject to Section 988 of the Code, which causes such gains and losses to be treated as ordinary income or loss and may affect the amount and timing of recognition of such Fund’s income.  In some cases elections may be available that would alter this treatment, but such elections could be detrimental to a Fund by creating current recognition of income without the concurrent recognition of cash.  If a foreign currency loss treated as an ordinary loss under Section 988 were to exceed a Fund’s investment company taxable income (computed without regard to such loss) for a taxable year the resulting loss would not be deductible by it or its shareholders in future years.  The foreign currency income or loss will also increase or decrease a Fund’s investment company income distributable to its shareholders.

Foreign Taxation.  Income received by a Fund from sources within foreign countries may be subject to foreign withholding and other taxes.  Tax conventions between certain countries and the United States may reduce or eliminate such taxes.  If more than 50% of a Fund’s total assets at the close of any taxable year consist of stock or securities of foreign corporations or if a Fund is a qualified fund of funds (i.e., invests at least 50% of its total assets in other RICs at the close of each quarter of its taxable year), and the Fund meets the distribution requirements described above, such Fund may file an election (the “pass-through election”) with the IRS pursuant to which shareholders of the Fund would be required to (i) include in gross income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund, or in the case of a qualified fund of funds, such taxes paid by an underlying fund that has made the pass-through election, even though not actually received by such shareholders; and (ii) treat such respective pro rata portions as foreign income taxes paid by them.  Each Fund will furnish its shareholders with a written statement providing the amount of foreign taxes paid by the Fund that will “pass-through” for the year, if any.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of a Fund’s income will flow through to shareholders.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund.  Various limitations, including a minimum holding period requirement, apply to limit the credit and deduction for foreign taxes for purposes of regular federal income tax and alternative minimum tax.

REITs.  A Fund may invest in REITs.  Investments in REIT equity securities may require a Fund to accrue and distribute taxable income without the concurrent receipt of cash.  To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.  A Fund’s investments in REIT equity securities may at other times result in its receipt of cash in excess of the REIT’s earnings; if such Fund distributes these amounts, these distributions could constitute a return of capital to its shareholders for federal income tax purposes.  Dividends received by a Fund from a REIT will not qualify for the corporate dividends received deduction and generally will not constitute qualified dividend income.

A Fund may invest in REITs that hold residual interests in real estate mortgage investment conduits (“REMICs”) or taxable mortgage pools (TMPs), or such REITs may themselves constitute TMPs.  Under an IRS notice, and U.S. Treasury regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events.  This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Funds, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or invested in the TMP directly.

Distributions.  Each Fund intends to distribute to its shareholders substantially all of its income and capital gains.  Distributions of any net realized long-term and short-term capital gains earned by a Fund will be made at least annually.  Because you do not own shares of the Funds directly, your tax situation is not likely to be affected by a Fund’s distributions.  The separate accounts, which issue your variable annuity contract or variable life policy, as the owner of the Funds’ shares, may be affected.  Each Fund’s distributions may be taxed as ordinary income or capital gains (which may be taxable at different rates depending on the length of time the Fund holds its assets).  Each Fund’s distributions may be subject to federal income tax whether distributions are reinvested in Fund shares or received as cash.

Backup Withholding.  Each Fund generally is required to withhold, and remit to the U.S. Treasury, subject to certain exemptions, an amount equal to 24% of all distributions and redemption proceeds paid or credited to a shareholder of such Fund if (i) the shareholder fails to furnish such Fund with the correct taxpayer identification number (“TIN”) certified under penalties of perjury, (ii) the shareholder fails to provide a certified statement that the shareholder is not subject to backup withholding, or (iii) the IRS or a broker has notified such Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income.  If the backup withholding provisions are applicable, any such distributions or proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld.  Backup withholding is not an additional tax.  Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability.

State And Local Taxes.  State and local laws often differ from federal income tax laws with respect to the treatment of specific items of income, gain, loss, deduction and credit. Shareholders are urged and advised to consult their own tax advisors for more information.

Tax Shelter Reporting Regulations.  Under U.S. Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.  The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.  Shareholders are urged and advised to consult their own tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Shareholders are urged and advised to consult their own tax advisor with respect to the tax consequences of an investment in a Fund including, but not limited to, the applicability of state, local, foreign and other tax laws affecting the particular shareholder and to possible effects of changes in federal or other tax laws.

Taxation Of Variable Contracts.  For a discussion of the tax consequences of variable contracts, please refer to your insurance company’s Separate Account prospectus.

Variable contracts purchased through insurance company Separate Accounts provide for the accumulation of all earnings from interest, dividends and capital appreciation without current federal income tax liability to the owner.  Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59½.  Only the portion of a distribution attributable to income is subject to federal income tax.  Investors are urged and advise to consult with their own tax advisors for a more complete discussion of possible tax consequences in a particular situation.

Section 817(h) of the Code provides that the investments of a Separate Account underlying a variable insurance contract (or the investments of a RIC, the shares of which are owned by the variable Separate Account) must be “adequately diversified” in order for the contract to be treated as an annuity or life insurance for federal income tax purposes.  The U.S. Department of the Treasury has issued regulations prescribing these diversification requirements.  Each Fund intends to comply with these requirements.  If a Fund failed to satisfy these requirements, a variable annuity or life insurance contract supported by an insurance company Separate Account invested in the Fund may not be treated as an annuity or life insurance for federal income tax purposes and may no longer be eligible for tax deferral.

Variable Separate Account holders are urged and advised to consult their own tax advisor with respect to the federal, state, local, foreign and other tax consequences of an investment in a variable separate account.

CUSTODIAN

Brown Brothers Harriman & Co. (“BBH”), 50 Post Office Square, Boston, Massachusetts 02110, is the Trust’s custodian.  BBH acts as the Trust’s depository, safe keeps its portfolio securities, collects all income and other payments with respect thereto, disburses money as instructed and maintains records in connection with its duties.

LEGAL COUNSEL

Vedder Price, P.C., 222 North LaSalle Street, Chicago, Illinois 60601, serves as counsel to the Trust.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Ernst & Young LLP, 312 Walnut Street, Cincinnati, Ohio 45202, has been selected as the independent registered public accounting firm for the Trust for the fiscal year ending December 31, 2019.  Ernst & Young will perform an annual audit of the Trust’s financial statements and advise the Trust as to certain accounting matters.

TRANSFER AND SUB-ADMINISTRATIVE AGENT

Transfer Agent.  The Trust’s transfer agent, BNY Mellon Investment Servicing (“BNY Mellon IS”), 4400 Computer Drive, Westborough, Massachusetts 01581, maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and distribution disbursing agent and performs other shareholder servicing functions.  For providing transfer agent and shareholder services to the Trust, BNY Mellon IS receives a monthly per account fee from each Fund, plus out-of-pocket expenses.  The Funds may also pay a fee to certain servicing organizations (such as broker-dealers and financial institutions) that provide sub-transfer agency services.  These services include maintaining shareholder records, processing shareholder transactions, and distributing communications to shareholders.

Sub-Administrative Agent.  The Advisor provides administrative services to the Trust under an Administration Agreement and has sub-contracted certain accounting and administrative services to The Bank of New York Mellon.  The sub-administrative services sub-contracted to The Bank of New York Mellon include accounting and pricing services, SEC and state securities filings, providing executive and administrative services and providing reports for meetings of the Board of Trustees.  The Advisor pays The Bank of New York Mellon a sub-administrative fee out of its administration fee.  For the three most recent fiscal years ended December 31, the Advisor paid the following sub-administrative fees:

	Sub-Administration Fees Paid
Fund	2016	2017	2018
Bond Fund*	N/A	$4,606	$25,783
Common Stock Fund*	N/A	$8,629	$47,590
* The Predecessor Funds did not pay sub-administration fees prior to October 28, 2017.

FINANCIAL STATEMENTS

The Funds’ audited financial statements for the fiscal year ended December 31, 2018 relating to Class I shares, including the notes thereto and the report of Ernst & Young LLP thereon, included in the Trust’s Annual Report are incorporated into this SAI by reference. The Funds have adopted the financial statements of their corresponding Predecessor Fund, included in the Touchstone Variable Series Trust Annual Report for the fiscal year ended December 31, 2018. No other parts of the Trust’s Annual Report are hereby incorporated by reference.  The Annual Report may be obtained free of charge by calling the Trust at 1.800.543.0407 or by downloading a copy at TouchstoneInvestments.com.  You may also obtain the Annual Report or unaudited semi-annual report, as well as other information about the Trust, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

APPENDIX A to ATTACHMENT A

DESCRIPTION OF SECURITIES RATINGS

Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s® (“S&P”) and Fitch Ratings, Inc. (“Fitch”) are private services that provide ratings of the credit quality of debt obligations.  A description of the ratings assigned by Moody’s, S&P and Fitch are provided below.  These ratings represent the opinions of these rating services as to the quality of the securities that they undertake to rate.  It should be emphasized, however, that ratings are general and are not absolute standards of quality.  The Advisor or sub-advisor attempts to discern variations in credit rankings of the rating services and to anticipate changes in credit ranking.  However, subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund.  In that event, the Advisor or Sub-Advisor will consider whether it is in the best interest of the Fund to continue to hold the securities.

Moody’s credit ratings are current opinions of the relative future credit risk of entities, credit commitments, or debt or debt-like securities.  Moody’s defines credit risk as the risk that an entity may not meet its contractual, financial obligations as they come due and any estimated financial loss in the event of default.  Credit ratings do not address any other risk, including but not limited to: liquidity risk, market value risk, or price volatility.  Credit ratings are not statements of current or historical fact.  Credit ratings do not constitute investment or financial advice, and credit ratings are not recommendations to purchase, sell, or hold particular securities.  Credit ratings do not comment on the suitability of an investment for any particular investor.  Moody’s issues its credit ratings with the expectation and understanding that each investor will make its own study and evaluation of each security that is under consideration for purchase, holding, or sale.

An S&P issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Fitch credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, and repayment of principal, insurance claims or counterparty obligations.  Fitch credit ratings are used by investors as indications of the likelihood of receiving their money owed to them in accordance with the terms on which they invested.  Fitch’s credit-ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Short-Term Credit Ratings

Moody’s

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations.  Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments.  Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” - Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” - Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

S&P Global Ratings

S&P’s short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

The following summarizes the rating categories used by S&P for short-term issues:

“A-1” - Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” - Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” - Obligations exhibit adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” - Obligations are regarded as vulnerable and having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” - Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” - Obligations are in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period.  However, any stated grace period longer than five business days will be treated as five business days.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream, and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation.  Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention.  Typically, this means up to 13 months for corporate, sovereign and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” — Highest short-term credit quality.  This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” — Good short-term credit quality.  This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” — Fair short-term credit quality.  This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” — Speculative short-term credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” —   High short-term default risk.  This designation indicates that default is a real possibility.

“RD” —  Restricted default.  This designation indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

“D” — Default.  This designation indicates a broad-based default event for an entity, or the default of all short-term obligations.

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Long-Term Credit Ratings

Moody’s

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” - Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” - Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” - Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” - Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” - Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” - Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” - Obligations rated “Caa” are judged to be of poor standing and are subject to very high credit risk.

“Ca” - Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” - Obligations rated “C” are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P

Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations:

•	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

•	Nature of and provisions of the obligation;

•
Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

The following summarizes the ratings used by S&P for long-term issues:

“AAA” - An obligation rated “AAA” has the highest rating assigned by S&P.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” - An obligation rated “AA” differs from the highest-rated obligations only to a small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” - An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” - An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC,” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” - An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” - An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” - An obligation rated “CCC” is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” - An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” - A “C” rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the “C” rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

“D” - An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days, irrespective of any grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.  An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-) - The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks - Country risk considerations are a standard part of S&P’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Fitch

Rated entities in a number of sectors, including financial and non-financial corporations, sovereigns and insurance companies, are generally assigned Issuer Default Ratings (IDRs). IDRs opine on an entity’s relative vulnerability to default on financial obligations. The “threshold” default risk addressed by the IDR is generally that of the financial obligations whose non-payment would best reflect the uncured failure of that entity. As such, IDRs also address relative vulnerability to bankruptcy, administrative receivership or similar concepts, although the agency recognizes that issuers may also make pre-emptive and therefore voluntary use of such mechanisms.

In aggregate, IDRs provide an ordinal ranking of issuers based on the agency’s view of their relative vulnerability to default, rather than a prediction of a specific percentage likelihood of default. For historical information on the default experience of Fitch-rated issuers, please consult the transition and default performance studies available from the Fitch Ratings website.

The following summarizes long-term IDR categories used by Fitch:

“AAA” — Highest credit quality.  “AAA” ratings denote the lowest expectation of default risk.  They are assigned only in cases of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” — Very high credit quality.  “AA” ratings denote expectations of very low default risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” — High credit quality.  “A” ratings denote expectations of low default risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” — Good credit quality.  “BBB” ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

“BB” — Speculative.  “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists which supports the servicing of financial commitments.

“B” — Highly speculative.  “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

“CCC” — Substantial credit risk.  “CCC” ratings indicate that default is a real possibility.

“CC” — Very high levels of credit risk.  “CC” ratings indicate default of some kind appears probable.

“C” — Exceptionally high levels of credit risk.  “C” ratings indicate default is imminent or inevitable, or the issuer is in standstill. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a.	the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b.	the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation; or

c.	Fitch otherwise believes a condition of “RD” or “D” to be imminent or inevitable, including through the formal announcement of a distressed debt exchange.

“RD” - Restricted default. “RD” ratings indicate an issuer that in Fitch’s opinion has experienced an uncured payment default on a bond, loan or other material financial obligation but which has not entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, and which has not otherwise ceased business. This would include:

a.	the selective payment default on a specific class or currency of debt;

b.
the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

c.	the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or

d.	execution of a distressed debt exchange on one or more material financial obligations.

“D” — Default.  “D” ratings indicate an issuer that in Fitch Ratings’ opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure, or which has otherwise ceased business.

Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.

“Imminent” default typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.

Note:  The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-Term IDR category, or to Long-Term IDR categories below “B.”

Specific limitations relevant to the issuer credit rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an issuer default.

•	The ratings do not opine on the suitability of an issuer as a counterparty to trade credit.

•	The ratings do not opine on any quality related to an issuer’s business, operational or financial profile other than the agency’s opinion on its relative vulnerability to default.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive.

Municipal Note Ratings

Moody’s

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade.  These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels - “MIG 1” through “MIG 3”.  In addition, those short-term obligations that are of speculative quality are designated “SG”, or speculative grade.  MIG ratings expire at the maturity of the obligation.

The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG 2” - This designation denotes strong credit quality.  Margins of protection are ample, although not as large as in the preceding group.

“MIG 3” - This designation denotes acceptable credit quality.  Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” - This designation denotes speculative-grade credit quality.  Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating.  The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated “NR”, e.g., “Aaa/NR” or “NR/VMIG 1”.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

“VMIG 1” - This designation denotes superior credit quality.  Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 2” - This designation denotes strong credit quality.  Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG 3” - This designation denotes acceptable credit quality.  Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” - This designation denotes speculative-grade credit quality.  Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural or legal protections necessary to ensure the timely payment of purchase price upon demand.

S&P

An S&P U.S. municipal note rating reflects S&P’s opinion about the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” - The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” - The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

“D” - ‘D’ is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Fitch

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

APPENDIX B TO ATTACHMENT A — Proxy Voting Policies

Fort Washington Investment Advisors, Inc. (“Fort Washington”).  Fort Washington’s policy is to vote proxies in the best interests of the Fund at all times.  Fort Washington has adopted procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of the Fund in accordance with its fiduciary duties and SEC rules governing investment advisors.  Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders.  Specifically, proxy votes generally will be cast in favor of proposals that:

•	maintain or strengthen the shared interests of stockholders and management;

•	increase shareholder value; and

•	maintain or increase shareholder rights generally.

Proxy votes will generally be cast against proposals having the opposite effect of the above.  Where Fort Washington perceives that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, it will generally vote against it.  Fort Washington generally supports shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless we believe such measures could have the effect of reducing shareholder rights or potential shareholder value.  In cases where shareholder proposals challenge such actions, Fort Washington’s voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.  Fort Washington may delegate its responsibilities under its proxy voting procedures to a third-party, provided that Fort Washington retains final authority and fiduciary responsibility for proxy voting.  Fort Washington has retained Risk Metrics to assist it in the proxy voting process and will use Risk Metrics’ proxy voting guidelines as a resource in its proxy voting.  Fort Washington will review proxies to assess the extent, if any, to which there may be a material conflict between it and the interests of the Fund.  If Fort Washington determines that a potential conflict may exist, it will be reported to the Proxy Voting Committee.  The Proxy Voting Committee is authorized to resolve any conflict in a manner that is in the collective best interests of the Fund (excluding a potential conflict).  The Proxy Voting Committee may resolve a potential conflict in any of the following manners:

•
If the proposal is specifically addressed in the proxy voting procedures, Fort Washington may vote the proxy in accordance with these policies, provided that such pre-determined policy involves little discretion on Fort Washington’s part;

•	Fort Washington may engage an independent third-party to determine how the proxy should be voted; and

•
Fort Washington may establish an ethical wall or other informational barriers between the person involved in the potential conflict and the persons making the voting decision in order to insulate the potential conflict from the decision maker.

TSF-2506-SAI-1904

PART C
OTHER INFORMATION
Item 15. Indemnification
Under Article IV, Section 4.3 of the Trust’s Declaration of Trust, (a) subject to the exceptions and limitations contained in paragraph (b) below: (i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust, to the fullest extent permitted by law (including the 1940 Act) as currently in effect or as hereinafter amended, against all liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof; (ii) the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words “liability” and “expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities. (b) No indemnification shall be provided hereunder to a Covered Person: (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office; (ii) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual’s action was in the best interest of the Trust; or (iii) in the event of a settlement involving a payment by a Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual’s office by the court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that individual did not engage in such conduct: (A) by a vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or (B) by written opinion of independent legal counsel chosen by the Trustees and determined by them in their reasonable judgment to be independent. (c) Subject to the provisions of the 1940 Act, the Trust may maintain insurance for the protection of the Trust Property, its present or former Shareholders, Trustees, officers, employees, independent contractors and agents in such amount as the Trustees shall deem adequate to cover possible tort liability (whether or not the Trust would have the power to indemnify such Persons against such liability), and such other insurance as the Trustees in their sole judgment shall deem advisable. (d) The rights of indemnification herein provided shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall affect any rights to indemnification to which personnel, including Covered Persons, may be entitled by contract or otherwise under law. (e) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 4.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 4.3, provided that either: (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel selected as provided in Section 4.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification. As used in this Section 4.3 a “Disinterested Trustee” is one (i) who is not an “Interested Person” of the Trust (including anyone who has been exempted from being an “Interested Person” by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.
    Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable.
In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a)
Amended and Restated Declaration of Trust is herein incorporated by reference to Exhibit (a)(1) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the Securities and Exchange Commission (“SEC”) on April 30, 2009.

(1)(b)
Amendment to the Declaration of Trust dated April 18, 2005 is herein incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 2, 2005.

(1)(c)
Amendment to the Declaration of Trust dated November 28, 2005 is herein incorporated by reference to Exhibit (a)(3) of Post-Effective Amendment No. 23 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2006.

(1)(d)
Amendment to the Declaration of Trust dated April 19, 2006 is herein incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(1)(e)
Amendment to the Declaration of Trust dated August 15, 2006 is herein incorporated by reference to Exhibit (a)(5) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(1)(f)
Amendment to the Declaration of Trust dated September 17, 2007 is herein incorporated by reference to Exhibit (a)(6) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(1)(g)
Amendment to Declaration of Trust dated May 1, 2008 is herein incorporated by reference to Exhibit (a)(7) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(1)(h)
Amendment to Declaration of Trust dated May 9, 2017 is herein incorporated by reference to Exhibit (a)(8) of Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 003-76566), filed with the SEC on July 12, 2017.

(1)(i)
Amendment to Restated Agreement and Declaration of Trust dated June 1, 2017 is herein incorporated by reference to Exhibit (a)(9) of Post-Effective Amendment No. 46 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on July 12, 2017.

(1)(j)
Amendment to Restated Agreement and Declaration of Trust dated August 22, 2019 is herein incorporated by reference to Exhibit (a)(10) of Post-Effective Amendment No. 54 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 25, 2019.

(2)
Amended and Restated By-Laws dated November 19, 2015 are herein incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File 033-76566), filed with the SEC on April 21, 2016.

(3)	Not applicable.

(4)	Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to Part A (the Joint Proxy Statement/Prospectus).

(5)	Not applicable.

(6)(a)(i)
Amended and Restated Investment Advisory Agreement with Touchstone Advisors, Inc. dated January 1, 1999 is herein incorporated by reference to Exhibit (d)(1) of Post-Effective Amendment No. 10 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on February 12, 1999.

(6)(a)(ii)
Amended Schedule 1 dated March 1, 2015 of the Investment Advisory Agreement with Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (d)(1)(ii) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 21, 2015.

(6)(a)(iii)
Amendment to the Investment Advisory Agreement with Touchstone Advisors, Inc. dated December 31, 2002, is herein incorporated by reference to Exhibit (d)(26) of Post-Effective Amendment No. 17 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on January 31, 2003.

(6)(a)(iv)
Amendment to the Investment Advisory Agreement with Touchstone Advisors, Inc. dated July 19, 2004 with respect to the Touchstone Conservative ETF Fund, Touchstone Moderate ETF Fund, and Touchstone Aggressive ETF Fund is herein incorporated by reference to Exhibit (d)(16) of Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on March 2, 2005.

(6)(a)(v)
Amendment to the Investment Advisory Agreement with Touchstone Advisors, Inc. dated April 25, 2008 is herein incorporated by reference to Exhibit (d)(20) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(6)(a)(vi)
Amendment to the Investment Advisory Agreement with Touchstone Advisors, Inc. dated March 1, 2011 is herein incorporated by reference to Exhibit (d)(18) of Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 29, 2011.

(6)(a)(vii)
Amended Schedule 1 dated October 28, 2017 of the Investment Advisory Agreement dated January 1, 1999, between the Registrant and Touchstone Advisors, Inc. is herein incorporated by reference to Exhibit (d)(1)(ii) to Post-Effective Amendment No. 51 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 20, 2018.

(6)(b)
Sub-Advisory Agreements between Touchstone Advisors, Inc. and Fort Washington Investment Advisors, Inc. with respect to each of the Touchstone Balanced Fund, Touchstone Bond Fund, Touchstone Common Stock Fund, and Touchstone Small Company Fund are herein incorporated by reference to Exhibits (d)(6), (d)(7), (d)(8) and (d)(9), respectively, to Post-Effective Amendment No. 51 to Registrant's Registration Statement on Form N-1A (File 033-76566), filed with the SEC on April 20, 2018.

(7)
Distribution Agreement with Touchstone Securities, Inc. is herein incorporated by reference to Exhibit (e) of Post-Effective Amendment No. 28 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2009.

(8)
Trustee Deferred Compensation Plan is herein incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 30 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 30, 2010.

(9)
Custodian Agreement with Brown Brothers Harriman & Co. dated February 25, 2008 is herein incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2008.

(10)	Not applicable.

(11)	Opinions and Consents of Counsel are filed herewith.

(12)	Forms-of Opinions and Consents of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus are filed herewith.

(13)(a)
Allocation Agreement for allocation of Fidelity Bond coverage dated April 1, 2011 is herein incorporated by reference to Exhibit (h)(2) of Post-Effective Amendment No. 31 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 29, 2011.

(13)(b)
Amended and Restated Sub-Administration and Accounting Services Agreement between Touchstone Advisors, Inc. and BNY Mellon Investment Servicing (US) Inc. dated January 1, 2015 is herein incorporated by reference to Exhibit (h)(2)(i) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 21, 2015.

(13)(c)
Amended and Restated Transfer Agency and Shareholder Services Agreement with BNY Mellon Investment Servicing (US) Inc. dated January 1, 2015 is herein incorporated by reference to Exhibit (h)(4)(i) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 21, 2015.

(13)(d)(i)
State Filing Services Agreement with BNY Mellon Investment Servicing (US) Inc., dated December 5, 2011 is herein incorporated by reference to Exhibit (h)(6) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-76566 and 811-8416), filed with the SEC on April 27, 2012.

(13)(d)(ii)
Amendment to the State Filing Services Agreement with BNY Mellon Investment Servicing (US) Inc., dated April 16, 2012 is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-76566 and 811-8416), filed with the SEC on April 27, 2012.

(13)(d)(iii)
Schedule A to the State Filing Services Agreement with BNY Mellon Investment Servicing (US) Inc., dated September 6, 2012 is herein incorporated by reference to Exhibit (h)(10) of Post-Effective Amendment No. 35 to Registrant’s Registration Statement on Form N-1A (File Nos. 033-76566 and 811-8416), filed with the SEC on April 22, 2013.

(13)(e)(i)
Administration Agreement dated January 1, 2007 is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 26 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on May 1, 2007.

(13)(e)(ii)
Amended Schedule, dated January 1, 2015, to the Administration Agreement with Touchstone Advisors, Inc., dated February 17, 2006, as amended January 1, 2007, is herein incorporated by reference to Exhibit (h)(7) of Post-Effective Amendment No. 40 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 21, 2015.

(13)(f)(i)
Form of Expense Limitation Agreement dated April 29, 2012 is herein incorporated by reference to Exhibit (h)(9) of Post-Effective Amendment No. 33 to Registrant’s Registration Statement on Form N-1A (File No. 033-76566), filed with the SEC on April 27, 2012.

(13)(f)(ii)
Amendment to the Expense Limitation Agreement dated August 31, 2015 is herein incorporated by reference to Exhibit (h)(7)(ii) to Post-Effective Amendment No. 42 to Registrant's Registration Statement on Form N-1A (File 033-76566), filed with the SEC on April 21, 2016.

(13)(f)(iii)
Schedule A, dated April 30, 2017, to the Expense Limitation Agreement dated April 29, 2012, is herein incorporated by reference to Exhibit (h)(7)(iii) to Post-Effective Amendment No. 44 to Registrant's Registration Statement on Form N-1A (File 033-76566), filed with the SEC on April 20, 2017.

(13)(g)
Shareholder Services Plan with respect to the Initial Class shares is herein incorporated by reference to Exhibit (13)(l) to Registrant’s Registration Statement on Form N-14 (File No. 333-149479), filed with the SEC on February 29, 2008.

(14)	Consent of Ernst & Young LLP is filed herewith.

(15)	Not applicable.

(16)	Power of Attorney is filed herewith.

(17)	Forms of Proxy Card are filed herewith.
Item 17. Undertakings

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new Registration Statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)
Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

SIGNATURES
As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Cincinnati and State of Ohio, on the 30th day of April, 2019.

TOUCHSTONE VARIABLE SERIES TRUST By: /s/Jill T. McGruder Jill T. McGruder President

As required by the Securities Act of 1933, as amended, this Registration Statement on Form N-14 has been signed by the following persons in the capacities and on the dates indicated:

* Phillip R. Cox	Trustee	April 30, 2019
* William C. Gale	Trustee	April 30, 2019
* Susan J. Hickenlooper	Trustee	April 30, 2019
* Kevin A. Robie	Trustee	April 30, 2019
* Edward J. VonderBrink	Trustee	April 30, 2019
/s/ Jill T. McGruder Jill T. McGruder	Trustee and President	April 30, 2019
/s/ Terrie A. Wiedenheft Terrie A. Wiedenheft	Controller, Treasurer and Principal Financial Officer	April 30, 2019

*By: /s/ Terrie A. Wiedenheft Terrie A. Wiedenheft (Attorney-in-Fact Pursuant to Power of Attorney filed herewith)

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

(11)	Opinions and Consents of Counsel

(12)	Forms-of Opinions and Consents of Vedder Price P.C. supporting the tax matters discussed in the Joint Proxy Statement/Prospectus

(14)	Consent of Ernst & Young LLP

(16)	Power of Attorney

(17)	Forms of Proxy Card